united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 2/29/16

Item 1. Reports to Stockholders.

Class I Shares

Semi-Annual Report
As Of February 29, 2016

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 4
Schedules of Investments	Page 37
Statements of Assets and Liabilities	Page 82
Statements of Operations	Page 86
Statements of Changes in Net Assets	Page 90
Notes to Financials	Page 96
Financial Highlights	Page 114
Supplemental Information	Page 123
Privacy Notice	Page 131

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

April 17, 2016

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from September 1, 2015 through February 29, 2016.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 1.4% during the fourth quarter of 2015, a decline from the 2.0% AGR during the third quarter of 2015. The 2.1% average AGR during the current economic expansion, now in its seventh year, remains well below the GDP’s historical average AGR of 3.2%. At the March 16, 2016 Federal Reserve (Fed) Open Market Committee meeting, the Fed announced that it was maintaining its target range for the Federal Funds rate (Fed Funds) of 0.25% to 0.5%. The Fed has stated that its monetary policy adjustments will be driven by incoming economic data. We believe that the Fed could maintain a degree of accommodation by allowing the M2 (a relatively long-term money supply measure) to grow near its historical average of 6.9% year-over-year (y-o-y). In our view, the Fed should maintain this type of stance towards the growth of the money supply until inflation becomes well-rooted and on a solid reflationary path. We believe the Fed might increase the Fed Funds rate one or two times this year as it tries to normalize the Fed Funds rate relative to other short-term interest rates. Inflation as measured by the Consumer Price Index remains well anchored and growing at a relatively low level. However, the CPI core inflation rate (CPI less food and energy, generally speaking) has been in a speedier uptrend, growing by over 2% y-o-y for the past four months. Saratoga Capital Management, LLC’s (Saratoga) Economic Proficiency ModelSM (EPM), a proprietary metric, measures productivity in the US. Currently, the EPM is just off of its cycle high, a level which suggests a moderate growth rate in the CPI.

The labor market has been getting stronger in the US. In March 2016, the Labor Force to Population (LFP) ratio increased to 63%, up from its September 2015 reading of 62.4% (the lowest LFP reading since 1977). LFP’s expansion over the past six months signals a potential trend reversal and, if continued, would suggest that people are entering the labor force looking for jobs. Increasing participation in the labor force implies that Americans may be feeling more confident about their chances of employment. Indeed, the Unemployment Rate (UR) in March 2016 of 5.0% is well below its current cycle high of roughly 10.0% in October 2009. While the March 2016 reading of the UR is below its historical average of 5.8%, we believe there could be movement lower still in the UR before concluding that the economy is fully employed; many economic expansion cycles in the past have ended with the UR below 4.5%. While much of the US employment picture is positive, one factor we believe deserves attention is average duration of unemployment. As of March 2016 it is taking 28.4 weeks for Americans to find new work after leaving a temporary or permanent job, a waiting period longer than any recorded prior to November 2009. On a historical basis, average duration of unemployment has moved counter-trend to inflation. This is one reason, among many, that we believe the Fed needs to be very measured as it goes forward, carefully weighing both the potential positives and negatives of increasing inflation.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 7305-NLD-5/4/2016

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	5.63%
Ten Year:	3/1/06 — 2/29/16*	1.52%
Five Year:	3/1/11 — 2/29/16*	6.42%
One Year:	3/1/15 — 2/29/16	-17.66%
Six Month:	9/1/15 — 2/29/16	-13.03%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.16%.

PORTFOLIO ADVISOR COMMENTARY

During the semi-annual period ended February 29, 2016, there was a significant disparity in performance among sectors, with a flight to safety in the defensive Utilities, Telecom Services and Consumer Staples sectors. These sectors performed well despite, in our opinion, featuring many companies with high valuations and poor fundamentals. The Portfolio’s meaningful underweighting in those sectors was largely responsible for underperformance during the period.

The worst performers in the Portfolio were those in the Industrial and Financial sectors that have business models tied to continued economic growth. We believe the U.S. economy is likely to continue its long, slow expansion, with modest inflation and low interest rates. The data we track does not seem to reveal the excesses that typically lead to recessions. And, though there were few underlying fundamental changes, multiples generally significantly compressed as recessionary fears about the U.S. economy have increased over the past six months. Eagle Materials (1.55%), WestRock (0.00%) and Realogy (3.80%) were all re-rated in the period, and were down significantly.

With regard to the Portfolio’s holdings in the Healthcare sector, political rhetoric about drug pricing and impending merger and acquisition transactions were headwinds, specifically effecting Shire (4.43%) and McKesson (4.03%). We believe selling in the Healthcare sector was overdone and that the sector should rebound from its depressed levels.

As a result of the turmoil in the markets, we believe there is a significant disconnect between price and intrinsic value in certain stocks, which therefore present potentially attractive investment opportunities. We believe that sustained U.S. economic growth should permit a return to outperformance by companies with superior growth selling at reasonable valuations.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Dollar General Corp.	4.9%
Dollar Tree, Inc.	4.7%
Allergan PLC	4.7%
Aramark	4.6%
Chubb Ltd.	4.4%
Shire PLC - ADR	4.4%
Whirlpool Corp.	4.4%
Discover Financial Services	4.4%
CommScope Holding Co., Inc.	4.2%
MetLife, Inc.	4.2%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of February 29, 2016, consisted of 1,378 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	7.25%
Ten Year:	3/1/06 — 2/29/16*	7.77%
Five Year:	3/1/11 — 2/29/16*	12.81%
One Year:	3/1/15 — 2/29/16	-1.65%
Six Month:	9/1/15 — 2/29/16	1.38%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.16%.

PORTFOLIO ADVISOR COMMENTARY

While Facebook, Amazon, Netflix and Google’s (FANG) performance over the past six months dominated headlines, the general narrowness of the market was a hidden headline that didn’t get nearly enough attention. In the absence of other market-moving data, anticipation of the first Federal Reserve move was a highlight during the fourth quarter of 2015. Largely seeing the move as confirmation that economic data was improving, the market rallied soundly. However, the start of 2016 brought a correction as China’s moderate growth again spurred worry that the global economy may continue to struggle.

Many investors have been holding their breath waiting for clear guidance for the next leg of the market, but the past year failed to provide that guidance. We believe there is a good chance that 2016 will provide stronger catalysts. Given the many unknown dynamics that could become significant (zero or negative interest rates, energy company insolvencies, etc.) as well as the known presidential candidates, it is difficult to have conviction in a direction, but our bias is to the upside. The normal preconditions for a new bear market are generally related to excess optimism, which has been mostly absent. In contrast, an inordinate amount of effort has been spent on understanding what can go wrong. It is often the things that surprise investors that are the best market drivers.

Given low energy prices, consumers should be in a better position to spend going forward. Consequently, at the outset of our positioning of the Saratoga Large Capitalization Growth Portfolio, many of the largest positions we are taking are consumer-centric. Names such as Apple (3.72%), Home Depot (3.59%), McDonald’s (3.15%), and O’Reilly Automotive (2.42%) may perform well as consumer spending continues to drive the domestic economy.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	3.7%
Home Depot, Inc.	3.6%
Gilead Sciences, Inc.	3.4%
McDonald’s Corp.	3.2%
Microsoft Corp.	2.9%
Bristol-Myers Squibb Co.	2.9%
Accenture PLC - Cl. A	2.6%
Kroger Co.	2.5%
Lowe’s Cos., Inc.	2.5%
O’Reilly Automotive, Inc.	2.4%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of February 29, 2016, consisted of 1,681 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	1/7/03 — 2/29/16*	9.11%
Ten Year:	3/1/06 — 2/29/16 *	6.26%
Five Year:	3/1/11 — 2/29/16*	6.81%
One Year:	3/1/15 — 2/29/16	-17.09%
Six Month:	9/1/15 — 2/29/16	-14.84%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.62%.

PORTFOLIO ADVISOR COMMENTARY

During the semi-annual period ended February 29, 2016, stock markets continued to digest falling earnings estimates, declining profit margins, rising credit costs, weak commodity prices, and monetary policy divergences among developed and emerging economies. The short term market direction remains uncertain and we expect market volatility to remain elevated given stress in high-yield markets, tighter lending standards, and less overall credit availability weighing on risk assets.

The Federal Open Market Committee (FOMC) voted to raise the federal funds target in December, its first rate hike in over nine years. While the FOMC deemed this move appropriate in the context of prudent long-term monetary policy, we continue to believe this interest rate cycle will be materially different from prior cycles. Prior rate increase cycles began while the economy was accelerating and beginning to overheat, not while the economy was in a fragile state. We do not believe the Federal Reserve will be able to increase the federal funds rate significantly unless inflation expectations and economic growth accelerate.

During the semi-annual period, the Portfolio’s Health Care, Consumer Discretionary, Industrials, Materials, and Financials stocks performed the worst on an absolute basis while stock selection within Consumer Discretionary, Health Care, Industrials, and Materials detracted from relative performance. Our decision to underweight real estate investment trusts (“REITs”) and Utilities negatively impacted relative performance, as both sectors performed well. We increased the Portfolio’s weightings in Consumer Staples and Financials and reduced weightings in Consumer Discretionary, Health Care, Industrials, and Materials. The Portfolio is overweight Consumer Discretionary, Financials, Health Care, Materials, and Technology, while underweight Consumer Staples, Energy, Industrials, and Utilities.

As the nature of the market continues to change there are still individual stocks that should perform well over the medium term despite the increasing market headwinds. Our outlook has become more balanced, stock-specific, and not reflective of opportunities in specific industries or regions of the world.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Jarden Corp.	3.1%
Grand Canyon Education, Inc.	2.7%
Rite Aid Corp.	2.6%
New Residential Investment	2.6%
HCA Holdings, Inc.	2.6%
NASDAQ OMX Group, Inc.	2.5%
Arthur J Gallagher & Co.	2.5%
Fidelity National Information Services, Inc.	2.4%
Investors Bancorp, Inc.	2.4%
Ares Capital Corp.	2.4%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of February 29, 2016, consisted of 432 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	7.73%
Ten Year:	3/1/06 — 2/29/16*	3.54%
Five Year:	3/1/11 — 2/29/16*	2.64%
One Year:	3/1/15 — 2/29/16	-20.79%
Six Month:	9/1/15 — 2/29/16	-11.48%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.31%.

PORTFOLIO ADVISOR COMMENTARY

In the final months of 2015, in a market environment dominated by the anticipated and realized monetary tightening by the Federal Reserve and the impact of weak Chinese and global economic growth, riskier small-cap companies largely underperformed their larger counterparts. The Portfolio benefited from its underweight to the Energy sector, which underperformed. The Portfolio was also underweight to Health Care and Technology; however, this hurt relative performance as these sectors performed well towards the end of the year.

During the first two months of 2016, many small-cap stocks continued to underperform their large- and mid-cap counterparts. Weak U.S. economic growth, further weakening of economic growth in China, and volatile energy and commodity prices increased risk aversion on part of some investors and created a very volatile market environment. This environment played a role in small-cap companies underperforming. The Saratoga Small Capitalization Portfolio benefited from its underweight to the Health Care sector, which underperformed in early 2016. The Portfolio was underweight to Utilities and Consumer Staples, which hurt relative performance as these sectors performed well.

During the period, the Portfolio purchased Exactech (0.67%), an orthopedic implant device manufacturer and Dorian LPG (0.72%), an LPG shipping company, and sold shares of Ashford Hospitality Trust (0.03%), a real estate investment trust (“REIT”) associated with Hilton, Hyatt and Marriot, and Strategic Hotels & Resorts (0.00%), a REIT associated with Fairmont, Four Seasons and Ritz-Carlton.

If U.S. economic growth accelerates, then growth-sensitive small-cap stocks could see strong gains, reaping the benefits of investors’ appetite for risk.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Brady Corp.	2.2%
Armada Hoffler Properties, Inc.	2.1%
Vail Resorts, Inc.	2.1%
Douglas Dynamics, Inc.	1.7%
Chesapeake Utilities Corp.	1.7%
Blue Hills Bancorp, Inc.	1.7%
First Interstate BancSystem, Inc. - Cl. A	1.7%
Manhattan Associates, Inc.	1.6%
Customers Bancorp, Inc.	1.5%
Casey’s General Stores, Inc.	1.5%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of February 29, 2016, consisted of 780 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc., Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	0.48%
Ten Year:	3/1/06 — 2/29/16*	-2.59%
Five Year:	3/1/11 — 2/29/16*	-5.29%
One Year:	3/1/15 — 2/29/16	-19.09%
Six Month:	9/1/15 — 2/29/16	-12.08%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 2.28%.

PORTFOLIO ADVISOR COMMENTARY

For the six-month period ending February 29, 2016, the Saratoga International Equity Portfolio declined, as growth concerns from China to Europe increased. Stock selection and the Portfolio’s relative overweight in Energy detracted from performance as Brent Crude declined significantly during the fourth quarter of 2015. The Portfolio’s Consumer Staples underweight, due to what we view as expensive relative valuations, also detracted from performance as investors flocked to the sector for its perceived safety. In the Healthcare sector, stock selection and the Portfolio’s relative sector underweight, contributed to performance as the Healthcare sector generally performed poorly. GlaxoSmithKline (2.43%), the U.K. pharmaceutical company, was a top contributor on the heels of a strong finish in 2015. The Portfolio’s Materials exposure outperformed during the period. From a country perspective, stock selection within China was strong on a relative basis, despite macro headwinds and challenges.

As we move through 2016, we are very cognizant of Central Banks’ fiscal and monetary policy divergence around the globe. However, China, the Bank of Japan and the European Central Bank have all introduced aggressive policies to stimulate growth in the first two months of 2016. The Portfolio continues to have a cyclical tilt, driven by valuation and fundamental catalysts, as it is currently overweight Industrials, Materials and Energy while underweight Consumer Staples, Health Care, Utilities and Telecom. We are, however, starting to find value in the Healthcare and Telecom sectors.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
BNP Paribas SA	3.0%
SKF AB	2.9%
Aryzta AG	2.5%
GlaxoSmithKline PLC	2.4%
Royal Dutch Shell PLC	2.3%
Sumitomo Mitsui Trust Holdings, Inc.	2.2%
Roche Holding AG	2.1%
Lloyds Banking Group PLC	2.0%
Whitecap Resources, Inc.	2.0%
ICICI Bank Ltd.	2.0%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	1/28/03 — 2/29/16*	9.42%
Ten Year:	3/1/06 — 2/29/16 *	9.38%
Five Year:	3/1/11 — 2/29/16*	14.49%
One Year:	3/1/15 — 2/29/16	-5.46%
Six Month:	9/1/15 — 2/29/16	-4.39%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.81%.

PORTFOLIO ADVISOR COMMENTARY

What a difference a year makes. Twelve months ago, Healthcare stocks were the darlings of the market, and we wrote: ‘Merger activity in the sector has been extremely high. Many buyers are paying big premiums, and stocks of both the acquirer and target are typically rising on announcement. These are signs that the sector is overheated and that we may be nearing the end of its tremendous run.’ Since that time, Healthcare stocks have struggled, generally underperforming the broader market. The Saratoga Health & Biotechnology Portfolio has held up relatively well during this period of underperformance, in large part due to the Portfolio’s underweight in Biotech stocks. While the Portfolio did miss out on some of the upside of Biotech stocks in previous years, detracting from the Portfolio’s relative performance in those years, sticking to our discipline and not chasing these stocks has benefitted the Portfolio recently. As we move forward, we acknowledge that some of these hard-hit Biotech stocks are starting to look intriguing, and we are working to see if there are any opportunities in those names for the Portfolio.

As always, we attempt to focus on the long-term merits of an investment candidate: the sustainability of the company’s earnings, the discipline of its management, and the price we are paying.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	7.2%
Cardinal Health, Inc.	6.1%
Owens & Minor, Inc	5.1%
CR Bard, Inc.	4.9%
Stryker Corp.	4.6%
Anthem, Inc.	4.4%
Cigna Corp.	4.4%
Waters Corp.	4.3%
Teva Pharmaceutical Industries Ltd.	4.1%
Becton Dickinson and Co.	4.0%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The S&P 500® Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	1/7/03 — 2/29/16*	11.06%
Ten Year	3/1/06 — 2/29/16 *	10.34%
Five Year:	3/1/11 — 2/29/16*	7.39%
One Year:	3/1/15 — 2/29/16	-3.39%
Six Month:	9/1/15 — 2/29/16	1.22%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.80%.

PORTFOLIO ADVISOR COMMENTARY

U.S. technology stocks generally demonstrated typical seasonal strength in the fourth quarter of 2015, but renewed risk aversion emerged in early 2016 causing turbulence and elevated volatility to start the year.

Semiconductor equipment company KLA-Tencor (2.44%) was the Saratoga Technology & Communications Portfolio’s best performing stock over the last six months. The maker of chip testing equipment rose after rival Lam Research (0.00%) announced an agreement to acquire KLA-Tencor for $10.9 billion. Another of the Portfolio’s strong performers during the period was Microsoft (5.14%); the software giant has shown strong fundamentals and execution in its cloud, gaming, and tablet operations. Ingram Micro (2.96%) was added to the Portfolio in October due to what we believed was its attractive valuation. The company was subsequently acquired by a Taiwanese competitor, generating a quick 25% gain.

Despite recent market volatility and concerns over international markets, we believe that the Technology sector continues to offer favorable valuations and relatively healthy balance sheets. Slowing gross domestic product growth in Asia and signs of economic distress in Latin America have distorted the outlook internationally; however, a strong tendency to return capital to shareholders through dividends and buybacks may help the continued appeal of the Technology sector.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Cisco Systems, Inc.	6.0%
Alphabet, Inc.	5.9%
Amdocs Ltd.	5.3%
Microsoft Corp.	5.1%
Oracle Corp.	5.1%
Alphabet, Inc. - Cl. A	5.0%
Apple, Inc.	5.0%
Facebook, Inc. - Cl. A	4.2%
Xilinx, Inc.	4.1%
Amazon.com, Inc.	3.6%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	1/7/03 — 2/29/16*	4.32%
Ten Year:	3/1/06 — 2/29/16*	-2.67%
Five Year:	3/1/11 — 2/29/16*	-11.60%
One Year:	3/1/15 — 2/29/16	-32.28%
Six Month:	9/1/15 — 2/29/16	-18.97%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 2.86%.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Energy & Basic Materials Portfolio generated a negative return during the six month period ended February 29, 2016, as domestic crude prices plummeted and natural gas prices fell with both markets remaining significantly oversupplied.

The most significant contributors to the Portfolio’s performance during the last quarter were Dow Chemical (4.55%), Valero (3.43%), and Anadarko Petroleum (0.00%). The largest detractors were oil-levered ExxonMobil (8.67%), Genel Energy (0.00%), and Clayton Williams Energy (0.00%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Exxon Mobil Corp.	8.7%
Chevron Corp.	8.2%
Occidental Petroleum Corp.	5.4%
Dow Chemical Co.	4.5%
Kinder Morgan, Inc.	4.0%
ConocoPhillips	3.9%
Schlumberger Ltd.	3.8%
LyondellBasell Industries NV	3.5%
Valero Energy Corp.	3.4%
Mosaic Co.	2.7%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	1/7/03 — 2/29/16*	0.94%
Ten Year:	3/1/06 — 2/29/16*	-3.37%
Five Year:	3/1/11 — 2/29/16*	1.94%
One Year:	3/1/15 — 2/29/16	-15.47%
Six Month:	9/1/15 — 2/29/16	-11.36%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 3.60%.

PORTFOLIO ADVISOR COMMENTARY

During the six month period ended February 29, 2016, many Financial sector stocks were held back by volatile commodity markets, slower revenue growth and concerns about looming deterioration in credit quality. Primary detractors from performance in the period were American Express (0.56%), Host Hotels (0.92%) and an underweight position in real estate investment trusts. Contributors to performance were defensive property and casualty insurers Ace (now Chubb) (3.40%) and Travelers (3.17%), underweights in weaker stocks like Morgan Stanley (0.46%) and Capital One Financial Corp. (0.53%) plus holdings in popular exchange Intercontinental Exchange Inc. (3.00%) and asset manager Blackrock (3.63%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	8.7%
Wells Fargo & Co.	6.4%
JPMorgan Chase & Co.	5.9%
US Bancorp	4.2%
American International Group, Inc.	4.0%
Citigroup, Inc.	3.8%
BlackRock, Inc. - Cl. A	3.7%
Bank of America Corp.	3.6%
Chubb Ltd.	3.4%
PNC Financial Services Group, Inc.	3.2%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Sunnymeath Asset Management, Inc., Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	4.06%
Ten Year:	3/1/06 — 2/29/16*	2.91%
Five Year:	3/1/11 — 2/29/16*	1.28%
One Year:	3/1/15 — 2/29/16	0.47%
Six Month:	9/1/15 — 2/29/16	0.90%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.31%.

PORTFOLIO ADVISOR COMMENTARY

The fixed income markets registered mixed results over the last six months ended February 29, 2016, as worries about a strong domestic economy were offset by concerns about slowing growth in China and slumping prices for commodities. The weakness in commodities was largely led by collapsing energy prices, as crude oil prices sank to their lowest levels in a decade. Fears of massive defaults and debt restructurings in the energy sector caused spreads to widen not just in the energy sector, but throughout the entire corporate bond market.

The Saratoga Investment Quality Bond Portfolio was positioned in shorter term corporate bonds during the period, which helped relative performance. Additionally, our decision to sell lower rated energy issues like Weatherford International (0.00%) and to sell very short duration instruments benefitted the Portfolio. Due to our belief that the weakness in energy prices is overdone, in recent months we have added to the Portfolio’s holdings of U.S. Treasury Inflation Protected Securities (“TIPS”). While we believe that certain sectors of the domestic economy will be negatively affected by the weak commodity price environment, with continued solid job growth and higher prices for housing, an economic recession does not appear likely in our minds in the months ahead. As such, we believe there are attractive investment opportunities in the corporate bond market, and even though the Federal Reserve has expressed an interest in raising short term rates, the pace may be very gradual.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 2/29/16. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S. Treasury Inflation Protection Securities, 0.625%, 1/15/24	5.6%
U.S. Treasury Inflation Protection Securities, 0.375%, 7/15/23	5.5%
U.S. Treasury Inflation Protection Securities, 0.125%, 1/15/23	5.5%
U.S. Treasury Notes, 2.000%, 7/31/22	4.4%
U.S. Treasury Notes, 3.625%, 8/15/19	4.1%
U.S. Treasury Notes, 3.750%, 11/15/18	4.1%
U.S. Treasury Notes, 1.000%, 9/30/19	3.8%
General Electric Corp., 5.500%, 1/8/20	3.7%
BB&T Corp., 4.900%, 6/30/17	3.6%
U.S. Treasury Inflation Protection Securities, 0.125%, 1/15/22	3.4%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: 16th Amendment Advisors, LLC, New York, New York

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	3.26%
Ten Year:	3/1/06 — 2/29/16*	1.75%
Five Year:	3/1/11 — 2/29/16*	1.53%
One Year:	3/1/15 — 2/29/16	0.97%
Six Month:	9/1/15 — 2/29/16	1.47%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 3.00%.

PORTFOLIO ADVISOR COMMENTARY

During the six months ending February 29, 2016, 30-year Treasury interest rates and Municipal Market Data rates declined. Long-term new issue supply was down from the same period last year. The decline was largely due to fewer refunding and combined refunding/new money deals.

The minutes of the Federal Reserve (“Fed”) meeting of December showed that some members were uncertain if it was the right time to start raising interest rates and others were worried that inflation may fail to rise to 2% this year. Since then, we’ve seen volatility in stocks and oil prices and concerns about how overseas issues could affect the U.S. economy. It is possible that the Fed will not tighten at its next meeting, but broad economic fundamentals have not changed significantly, so we expect to see further Fed tightening this year.

With potential further interest rate increases on the short-end and potentially lower issuance, the municipal bond yield curve should continue to flatten. We continue to prefer a barbell portfolio structure in this environment. We prefer to avoid bonds with 6- to 10-year maturities, favoring shorter and longer bonds. During the period, we increased the average maturity of the Saratoga Municipal Bond Portfolio. With rising interest rates, credit spreads often widen; thus, we will continue to attempt to focus on high quality paper, hoping to minimize the impact of credit spread widening on the Portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Connecticut State Special Tax Revenue, 5.00%, 8/1/27	4.7%
County of King WA Sewer Revenue, 4.00%, 1/1/20	4.3%
New Jersey Turnpike Authority, 5.00%, 1/1/31	4.1%
District of Columbia Water & Sewer Authority, 5.00%, 10/1/35	4.1%
Gwinnett County School District, 5.00%, 8/1/20	4.1%
Metropolitan Transportation Authority, 5.00%, 11/15/36	4.0%
County of Baltimore MD, 5.00%, 2/1/20	4.0%
State of Wisconsin, 5.00%, 5/1/19	3.9%
San Diego Unified School District, 5.00%, 7/1/28	3.8%
City of Houston TX Combined Utility System Revenue, 5.00%, 11/15/34	3.7%

*	Based on total net assets as of February 29, 2016. Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
2/29/16	0.01%

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/1/94 — 2/29/16*	2.07%
Ten Year:	3/1/06 — 2/29/16*	0.81%
Five Year:	3/1/11 — 2/29/16*	0.01%
One Year:	3/1/15 — 2/29/16	0.01%
Six Month:	9/1/15 — 2/29/16	0.00%

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 0.98%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	2/1/11 — 2/29/16*	0.80%
Five Year:	3/1/11 — 2/29/16*	0.78%
One Year:	3/1/15 — 2/29/16	-0.75%
Six Month:	9/1/15 — 2/29/16	-1.81%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.99%.

PORTFOLIO ADVISOR COMMENTARY

During the six month period ended February 29, 2016, markets continued to try to resolve the struggle between highly valued asset prices and deteriorating fundamentals pitted against central bankers’ attempts to hold up investors’ willingness to take risk. Certain macro fundamentals are poor and investors have shown some signs of losing risk appetite, but not a clear stance reversal.

Currently, we believe there are signs that global central bank efforts are failing: economic growth is slowing, industrial production is poor, manufacturing is in a recession, trade is deteriorating, earnings are high and slowing dramatically, as are revenues. We are currently positioning the James Alpha Global Enhanced Real Return Portfolio for a “risk-off” environment. If confirmed, we will attempt to increase positions favored by such an environment. If investor behavior contradicts our thesis, we will look to shift the Portfolio with a belief that maintaining flexibility is the best strategy in the current global market environment.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S Treasury Note, 1.375%, 7/31/18	5.7%
Golden State RE II Ltd., 2.465%, 1/8/19	5.5%
Armor RE Ltd., 4.345%, 12/15/16	2.7%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	8/1/11 — 2/29/16*	6.59%
One Year:	3/1/15 — 2/29/16	-7.92%
Six Month:	9/1/15 — 2/29/16	-1.20%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 1.73%.

PORTFOLIO ADVISOR COMMENTARY

During the period September 1, 2015 through February 29, 2016, despite generally improved fundamentals and solid earnings growth, many real estate stock prices were volatile as fears of rising interest rates, geopolitical concerns, and slowing global economic growth weighed on investors’ confidence. Economic growth continues, but is increasingly divergent. We expect the economic and real estate cycle to remain in a prolonged recovery stage. The slower pace of economic recovery, subdued development starts, a low inflation/low interest rate environment, and a wide spread between yields on real estate and high quality bonds, may inspire continued investor demand for real estate. We believe that many listed property companies globally trade at a discount to our estimates of the private market value of the real estate they own. If that is the case, real estate is “on sale” in the listed markets. While a short-term move higher in interest rates may cause short-term dislocation among yield-sensitive asset classes, including the listed property company sector, history suggests that property company shares ultimately benefit from the underlying forces that cause rates to move higher, namely economic growth that drives more demand for capital and commercial space. The general conclusion is that listed real estate may generate positive returns during periods of rising interest rates, at least for the patient investor.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Select Income REIT	5.2%
Vonovia SE	4.6%
Tanger Factory Outlet Centers, Inc.	4.1%
Westfield Corp.	4.0%
Link REIT	3.9%
Ellington Financial LLC	3.5%
New York REIT, Inc.	3.1%
Sun Hung Kai Properties Ltd.	3.1%
Brookfield Asset Management, Inc.	3.1%
Klepierre	3.0%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments.

Portfolio Composition *

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	9/29/14 — 2/29/16*	-11.77%
One Year:	3/1/15 — 2/29/16	-18.06%
Six Month:	9/1/15 — 2/29/16	-12.85%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 3.56%.

PORTFOLIO ADVISOR COMMENTARY

During the six month period ended February 29, 2016, weak economic data and downside pressure in China sent shockwaves through the world, pressuring everything from emerging markets and commodity prices, to U.S. stocks and global real estate. In general, commodities suffered a significant pullback, with crude oil posting large declines during the period and putting pressure on Master Limited Partnerships (“MLPs”). The yield spread between MLPs and U.S. Treasuries widened. Historically, large spreads between MLPs and U.S. Treasuries have been a positive indicator for future MLP returns. Due to some of the weak economic data in China and the potential ramifications for emerging markets, we made a rotation out of the Portfolio’s emerging market exposure and opportunistically added to the Portfolio’s investment in MLPs during the period.

We view the sell-off in global stocks during parts of the period as healthy corrections, generally moving stock prices closer in-line with historical averages. While we expect volatility to persist, market environments such as the current one may present unique investment opportunities for the James Alpha Multi Strategy Alternative Income Portfolio.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR Barclays Convertible Securities ETF	3.3%
SPDR S&P Dividend ETF	2.5%
WisdomTree High Dividend Fund	2.3%
iShares iBoxx $ High Yield Corporate Bond ETF	2.2%
Columbia Pipeline Partners LP	1.9%
Delek Logistics Partners LP	1.9%
Time Warner Cable, Inc.	1.8%
WisdomTree Japan Hedged Equity Fund	1.8%
Cheniere Energy Partners LP	1.6%
iShares US Preferred Stock ETF	1.6%

*	Based on total net assets as of February 29, 2016.

Excludes short-term investments and short-sales.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	7/31/15 — 2/29/16	-5.13%
Six Month:	9/1/15 — 2/29/16	-1.07%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 2.17%.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
SPDR S&P 500 ETF Trust	100.6%

*	Based on total net assets as of February 29, 2016.

**	Based on total investments as of February 29, 2016.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide capital appreciation as its primary objective.

Total Aggregate Return for the Period Ended February 29, 2016
		Class I
Inception:	7/31/15 — 2/29/16	-13.43%
Six Month:	9/1/15 — 2/29/16	-8.00%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 29, 2015, is 2.78%.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
iShares MSCI Emerging Markets ETF	100.6%

*	Based on total net assets as of February 29, 2016.

**	Based on total investments as of February 29, 2016.

Excludes short-term investments and written options.

Portfolio Composition**

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 94.0%
	AIRLINES - 3.9%
16,625	Delta Air Lines, Inc.	$801,990

	BANKS - 2.3%
24,173	Citizens Financial Group, Inc.	464,847

	BUILDING MATERIALS - 1.6%
5,234	Eagle Materials, Inc.	316,238

	COMMERCIAL SERVICES - 6.2%
29,625	Aramark	930,817
9,256	KAR Auction Services, Inc.	327,755
		1,258,572
	DISTRIBUTION/WHOLESALE - 3.2%
23,650	HD Supply Holdings, Inc. * +	657,234

	DIVERSIFIED FINANCIAL SERVICES - 8.5%
23,850	AerCap Holdings NV *	852,160
19,250	Discover Financial Services +	893,584
		1,745,744
	ENTERTAINMENT - 1.3%
10,150	Gaming and Leisure Properties, Inc.	265,829

	HOME BUILDERS - 2.8%
13,675	Lennar Corp. +	573,529

	HOME FURNISHINGS - 5.7%
4,400	Tempur Sealy International, Inc. *	253,748
5,825	Whirlpool Corp.	904,739
		1,158,487
	INSURANCE - 11.6%
7,838	Chubb Ltd.	905,524
21,800	MetLife, Inc.	862,408
9,125	Prudential Financial, Inc.	603,071
		2,371,003
	MEDIA - 2.4%
7,325	Time Warner, Inc.	484,915

	PACKAGING & CONTAINERS - 2.7%
18,000	Berry Plastics Group, Inc. *	560,340

	PHARMACEUTICALS - 17.3%
3,300	Allergan PLC *	957,363
5,295	McKesson Corp.	824,008
18,725	Mylan NV *	843,936
5,800	Shire PLC - ADR +	905,438
		3,530,745
	REAL ESTATE - 3.8%
24,250	Realogy Holdings Corp. *	775,273

	RETAIL - 13.6%
8,375	CVS Health Corp.	813,799
13,375	Dollar General Corp.	993,094
12,000	Dollar Tree, Inc. *	963,000
		2,769,893

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 94.0% (Continued)
	TELECOMMUNICATIONS - 7.1%
24,775	ARRIS International PLC *	$591,875
34,300	CommScope Holding Co., Inc. * +	864,017
		1,455,892

	TOTAL COMMON STOCK (Cost - $21,233,874)	19,190,531

	SHORT-TERM INVESTMENTS - 5.9%
1,212,988	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $1,212,988)	1,212,988

Principal
	COLLATERAL FOR SECURITIES LOANED - 23.8%
	REPURCHASE AGREEMENTS - 8.7%
$999,570	Daiwa Capital Markets America Repo, 0.35%, due 3/1/16 with a full maturity value of $1,017,310
	(Collateralized by $533,544 Fannie Mae, 0.000% to 6.000%, due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $534,849; collateralized by $1,743 Federal Farm Credit Banks, 1.120% to 2.700% due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $1,744; collateralized by $10,394 Federal Home Loan Banks, 0.000% to 4.125% due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $10,424; collateralized by $236,668 Freddie Mac, 0.000% to 6.500%, due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $237,236; collateralized by $81,305 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 2/20/46, aggregate market value plus accrued interest $81,541; and collateralized by $153,656 U.S. Treasury Bonds and Notes, 0.000% to 8.875%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $154,207)
	(Cost - $999,570)	999,570

777,212	Normura Securities International, Inc. Repo, 0.32%, due 3/1/16 with a full maturity of $790,589
	(Collateralized by $226,874 Fannie Mae, 1.798% to 8.000% due 3/1/18 to 5/1/47, aggregate market value plus accrued interest $227,476; collateralized by $82,227 Freddie Mac, 1.958% to 9.500% due 7/1/18 to 3/1/46, aggregate market value plus accrued interest $82,440; collateralized by $475,811 Ginnie Mae, 1.036% to 7.500%, due 12/15/24 to 12/20/65, aggregate market value plus accrued interest $477,130; and collateralized by $5,677 U.S. Treasury Bonds and Notes, 1.000% to 3.125%, due 9/30/16 to 10/31/19, aggregate market value plus accrued interest $5,710)
	(Cost - $777,212)	777,212

	U.S. GOVERNMENT - 15.1%
130,180	U.S. Treasury Bills, 0.000%, 7/21/16-10/13/16	129,949
36,148	U.S. Treasury Bonds, 6.000%, 2/15/26	50,176
1,859	U.S. Treasury Inflated Indexed Bond, 0.750%, 2/15/42	1,797
81,632	U.S. Treasury Inflated Indexed Note, 0.125%-1.250%, 4/15/19-7/15/20	88,210
2,809,956	U.S. Treasury Notes, 0.500%-3.125%, 6/15/16-2/15/23	2,816,218
	(Cost - $3,086,350)	3,086,350

	COLLATERAL FOR SECURITIES LOANED (Cost - $4,863,132)	4,863,132

	TOTAL INVESTMENTS - 123.7% (Cost - $27,309,994) (a)	$25,266,651

	OTHER ASSETS AND LIABILITIES - (23.7)%	(4,840,339)

	NET ASSETS - 100.0%	$20,426,312

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO (Unaudited) (Continued)
February 29, 2016

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $27,293,890 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$317,529
Unrealized depreciation:	(2,344,768)
Net unrealized depreciation:	$(2,027,239)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 99.9%
	ADVERTISING - 0.5%
8,800	Interpublic Group of Cos, Inc.	$188,232

	AEROSPACE/DEFENSE - 3.6%
3,900	General Dynamics Corp.	531,453
19,600	Spirit AeroSystems Holdings, Inc. - Cl. A *	901,600
		1,433,053
	AUTO PARTS & EQUIPMENT - 2.0%
11,400	Visteon Corp.	797,088

	BANKS - 2.3%
5,800	Signature Bank *	751,390
2,100	SVB Financial Group *	186,585
		937,975
	BEVERAGES - 2.2%
9,500	Dr Pepper Snapple Group, Inc.	869,535

	BIOTECHNOLOGY - 5.2%
15,700	Gilead Sciences, Inc.	1,369,825
5,600	United Therapeutics Corp. *	682,864
		2,052,689
	BUILDING MATERIALS - 2.2%
31,000	Masco Corp.	874,200

	CHEMICALS - 2.5%
3,200	EI du Pont de Nemours & Co.	194,784
2,400	LyondellBasell Industries NV	192,504
2,100	Monsanto Co.	188,979
2,100	PPG Industries, Inc.	202,713
2,000	Praxair, Inc.	203,580
		982,560
	COMMERCIAL SERVICES - 6.4%
13,400	Global Payments, Inc. +	816,730
21,300	ServiceMaster Global Holdings, Inc. * +	807,909
17,900	Vantiv, Inc. - Cl. A *	931,516
		2,556,155
	COMPUTERS - 6.4%
10,500	Accenture PLC - Cl. A	1,052,730
15,300	Apple, Inc.	1,479,357
		2,532,087
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
24,100	CoreLogic, Inc. *	833,619
3,300	Intercontinental Exchange, Inc.	786,918
		1,620,537
	ELECTRONICS - 1.9%
36,400	Jabil Circuit, Inc.	758,940

	FOOD - 8.1%
14,600	Campbell Soup Co. +	901,550
19,900	ConAgra Foods, Inc.	836,994
11,700	Hormel Foods Corp. +	497,367
25,000	Kroger Co.	997,750
		3,233,661

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 99.9% (Continued)
	HEALTHCARE-PRODUCTS - 1.0%
2,600	Edwards Lifesciences Corp. *	$226,200
5,300	Hologic, Inc. * +	183,539
		409,739
	HEALTHCARE-SERVICES - 2.0%
13,700	Centene Corp. *	780,352

	HOUSEHOLD PRODUCTS/WARES - 1.1%
1,700	Clorox Co.	214,914
1,700	Kimberly-Clark Corp.	221,510
		436,424
	INSURANCE - 1.9%
900	Markel Corp. *	771,039

	INTERNET - 3.4%
617	Alphabet, Inc. *	430,524
613	Alphabet, Inc. - Cl. A *	439,656
239	Amazon.com, Inc. *	132,052
1,123	Facebook, Inc. - Cl. A *	120,071
2,600	VeriSign, Inc. * +	219,674
		1,341,977
	LODGING - 0.5%
2,800	Wyndham Worldwide Corp.	203,952

	MACHINERY-DIVERSIFIED - 0.6%
7,000	BWX Technologies, Inc.	223,300

	MISCELLANEOUS MANUFACTURING - 2.0%
11,400	AO Smith Corp.	802,332

	OIL & GAS SERVICES - 0.5%
2,941	Schlumberger Ltd. +	210,929

	PHARMACEUTICALS - 9.3%
7,900	AmerisourceBergen Corp.	684,298
18,500	Bristol-Myers Squibb Co.	1,145,705
10,300	Cardinal Health, Inc.	841,510
11,700	Express Scripts Holding Co. *	823,446
1,900	Johnson & Johnson	199,899
		3,694,858
	RETAIL - 16.8%
6,000	Darden Restaurants, Inc.	383,280
12,800	Foot Locker, Inc. +	800,000
11,500	Home Depot, Inc.	1,427,380
14,592	Lowe’s Cos., Inc.	985,398
10,700	McDonald’s Corp.	1,253,933
3,700	O’Reilly Automotive, Inc. * +	963,184
11,200	Target Corp.	878,640
		6,691,815
	SHIPBUILDING - 2.2%
6,600	Huntington Ingalls Industries, Inc.	864,996

	SOFTWARE - 7.9%
11,700	Citrix Systems, Inc. *	826,605
13,800	Electronic Arts, Inc. *	886,512
22,913	Microsoft Corp.	1,165,813
5,000	Paychex, Inc.	256,950
		3,135,880

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 99.9% (Continued)
	TELECOMMUNICATIONS - 3.3%
30,000	Juniper Networks, Inc.	$741,000
11,000	Verizon Communications, Inc.	558,030
		1,299,030

	TOTAL COMMON STOCK (Cost - $40,888,756)	39,703,335

	SHORT-TERM INVESTMENTS - 0.0%
7,408	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $7,408)	7,408

Principal
	COLLATERAL FOR SECURITIES LOANED - 13.6%
	REPURCHASE AGREEMENTS - 0.6%
$225,842	Daiwa Capital Markets America Repo, 0.35%, due 3/1/16 with a full maturity value of $229,844
	(Collateralized by $120,545 Fannie Mae, 0.000% to 6.000%, due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $120,840; collateralized by $394 Federal Farm Credit Banks, 1.120% to 2.700% due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $394; collateralized by $2,348 Federal Home Loan Banks, 0.000% to 4.125% due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $2,355; collateralized by $53,471 Freddie Mac, 0.000% to 6.500%, due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $53,599; collateralized by $18,370 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 2/20/46, aggregate market value plus accrued interest $18,423; and collateralized by $34,716 U.S. Treasury Bonds and Notes, 0.000% to 8.875%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $34,040)
	(Cost - $225,842)	225,842

	U.S. GOVERNMENT - 13.0%
3,150,436	U.S. Treasury Bond, 2.750%-3.000%, 11/15/42-5/15/45	3,370,056
2,125,975	U.S. Treasury Note, 0.125%-2.250%, 8/31/17-11/15/24	1,822,558
	(Cost - $5,192,614)	5,192,614

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $5,418,456)	5,418,456

	TOTAL INVESTMENTS - 113.5% (Cost - $46,314,620) (a)	$45,129,199

	OTHER ASSETS AND LIABILITIES - (13.5)%	(5,372,804)

	NET ASSETS - 100.0%	$39,756,395

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $46,479,288 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$859,597
Unrealized depreciation:	(2,209,686)
Net unrealized depreciation:	$(1,350,089)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 95.5%
	APPAREL - 1.0%
6,375	Gildan Activewear, Inc. - Cl. A	$164,857

	AUTO PARTS & EQUIPMENT - 2.6%
4,975	Tenneco, Inc. *	226,462
2,025	WABCO Holdings, Inc. *	190,957
		417,419
	BANKS - 3.2%
5,975	Chemical Financial Corp.	202,134
9,425	PacWest Bancorp	303,296
		505,430
	COMMERCIAL SERVICES - 13.2%
3,425	Avery Dennison Corp.	223,036
3,875	Global Payments, Inc.	236,181
11,125	Grand Canyon Education, Inc. *	433,652
7,150	H&R Block, Inc.	235,092
15,275	Hertz Global Holdings, Inc. *	129,837
5,700	KAR Auction Services, Inc.	201,837
7,875	Sabre Corp.	213,806
4,250	SEI Investments Co.	162,223
4,300	ServiceMaster Global Holdings, Inc. *	163,099
1,875	United Rentals, Inc. *	96,694
		2,095,457
	COMPUTERS - 3.3%
2,650	CACI International, Inc. - Cl. A *	256,043
11,325	NCR Corp. *	264,552
		520,595
	DISTRIBUTION/WHOLESALE - 1.7%
9,475	HD Supply Holdings, Inc. *	263,310

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
6,275	NASDAQ OMX Group, Inc.	397,145
12,175	Synchrony Financial *	328,116
		725,261
	HAND/MACHINE TOOLS - 2.9%
18,075	Milacron Holdings Corp. * +	247,266
1,500	Snap-on, Inc.	217,005
		464,271
	HEALTHCARE-PRODUCTS - 2.4%
15,375	VWR Corp. * +	375,150

	HEALTHCARE-SERVICES - 5.0%
4,400	Amsurg Corp. *	299,420
6,100	Community Health Systems, Inc. *	92,232
5,900	HCA Holdings, Inc. *	408,339
		799,991
	HOME BUILDERS - 1.5%
5,800	Lennar Corp. +	243,252

	HOME FURNISHINGS - 0.7%
1,400	Harman International Industries, Inc.	107,352

	HOUSEHOLD PRODUCTS/WARES - 4.8%
9,425	Jarden Corp. *	498,394
2,700	Spectrum Brands Holdings, Inc.	258,579
		756,973

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 95.5% (Continued)
	INSURANCE - 8.2%
9,875	Arthur J Gallagher & Co.	$393,519
9,325	First American Financial Corp. +	345,305
4,750	Hartford Financial Services Group, Inc.	200,070
4,100	Reinsurance Group of America, Inc.	369,410
		1,308,304
	INTERNET - 0.8%
7,100	RingCentral, Inc. - Cl. A *	131,350

	INTERNET SOFTWARE AND SERVICES - 1.4%
2,700	Check Point Software Technologies Ltd. * +	224,289

	INVESTMENT COMPANIES - 2.4%
28,096	Ares Capital Corp.	383,791

	IRON/STEEL - 1.9%
2,550	Carpenter Technology Corp. +	75,786
3,675	Reliance Steel & Aluminum Co.	223,771
		299,557
	MINING - 1.2%
37,650	Constellium NV - Cl. A *	196,533

	OIL & GAS - 0.6%
3,625	Gulfport Energy Corp. *	87,000

	PACKAGING & CONTAINERS - 4.4%
8,125	Crown Holdings, Inc. *	380,656
3,925	Packaging Corp. of America	190,363
3,575	WestRock Co.	120,728
		691,747
	PHARMACEUTICALS - 3.1%
14,950	Catalent, Inc. *	362,837
2,900	Endo International PLC *	121,249
		484,086
	REITS - 2.6%
35,575	New Residential Investment Corp.	416,583

	RETAIL - 6.7%
3,625	HSN, Inc.	192,451
3,100	PVH Corp.	245,365
52,600	Rite Aid Corp. *	418,170
1,150	Signet Jewelers Ltd.	124,660
5,650	Tailored Brands, Inc. +	87,236
		1,067,882
	SAVINGS & LOANS - 2.4%
34,275	Investors Bancorp, Inc.	387,993

	SEMICONDUCTORS - 2.6%
13,500	Micron Technology, Inc. *	143,505
3,925	Skyworks Solutions, Inc.	260,816
		404,321
	SOFTWARE - 9.1%
5,500	Broadridge Financial Solutions, Inc.	308,715
6,675	Fidelity National Information Services, Inc.	388,819
26,550	First Data Corp. - Cl. A *	331,875
2,325	Fiserv, Inc. *	222,340
7,725	IMS Health Holdings, Inc. *	199,151
		1,450,900

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MID CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 95.5% (Continued)
	TELECOMMUNICATIONS - 1.2%
7,850	CommScope Holding Co., Inc. * +	$197,742

	TOTAL COMMON STOCK (Cost - $13,953,414)	15,171,396

	SHORT-TERM INVESTMENTS - 4.9%
779,074	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $779,074)	779,074

Principal
	COLLATERAL FOR SECURITIES LOANED - 8.7%
	REPURCHASE AGREEMENTS - 6.5%
$999,780	Daiwa Capital Markets America Repo, 0.35%, due 3/01/16 with a full maturity value of $1,017,310
	(Collateralized by $533,544 Fannie Mae, 0.000% to 6.000%, due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $534,849; collateralized by $1,743 Federal Farm Credit Banks, 1.120% to 2.700% due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $1,744; collateralized by $10,394 Federal Home Loan Banks, 0.000% to 4.125% due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $10,424; collateralized by $236,668 Freddie Mac, 0.000% to 6.500%, due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $237,236;collateralized by $81,305 Ginnie Mae, 2.375% to 6.500%, due 12/15/20 to 2/20/46, aggregate market value plus accrued interest $81,541; and collateralized by $153,656 U.S. Treasury Bonds and Notes, 0.000% to 2.250%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $154,207)
	(Cost - $999,780)	999,780

27,400	Normura Securities International, Inc. Repo, 0.32%, due 3/1/16 with a full maturity of $27,871
	(Collateralized by $7,998 Fannie Mae, 1.798% to 8.000% due 3/1/18 to 5/1/47, aggregate market value plus accrued interest $8,020; collateralized by $2,899 Freddie Mac, 1.958% to 9.500% due 7/1/18 to 3/1/46, aggregate market value plus accrued interest $2,906; collateralized by $16,774 Ginnie Mae, 1.036% to 7.500%, due 12/15/24 to 12/20/65, aggregate market value plus accrued interest $16,821; and collateralized by $200 U.S. Treasury Bonds and Notes, 1.000% to 3.125%, due 9/30/16 to 10/31/19, aggregate market value plus accrued interest $201)
	(Cost - $27,400)	27,400

	U.S. GOVERNMENT - 2.2%
86,153	U.S. Treasury Bill, 0.000%, 3/10/16-8/25/16	86,111
81,226	U.S. Treasury Bond, 2.875%-3.750%, 11/15/41-5/15/45	92,244
2,099	U.S. Treasury Inflated Indexed Bond, 1.375%-2.375%, 1/15/25-2/15/44	2,503
71,387	U.S. Treasury Inflated Indexed Note, 0.125%-1.125%, 4/15/16-7/15/25	76,478
100,444	U.S. Treasury Note, 0.419%-4.750%, 10/31/16-11/15/25	103,139
	(Cost - $360,475)	360,475

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,387,655)	1,387,655

	TOTAL INVESTMENTS - 109.1% (Cost - $16,120,143) (a)	$17,338,125

	OTHER ASSETS AND LIABILITIES - (9.1)%	(1,450,401)

	NET ASSETS - 100.0%	$15,887,724

*	Non-income producing securities.

+	All or a portion of the security is on loan.

PLC - Public Liability Company

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $16,207,125 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,925,069
Unrealized depreciation:	(1,794,069)
Net unrealized appreciation:	$1,131,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.8%
	AIRLINES - 2.5%
1,120	Alaska Air Group, Inc. +	$82,768
1,430	Hawaiian Holdings, Inc. *	61,519
1,510	Virgin America, Inc. * +	47,097
		191,384
	APPAREL - 1.8%
1,040	Columbia Sportswear Co.	61,901
2,310	Skechers U.S.A., Inc. - Cl. A *	76,045
		137,946
	AUTO PARTS & EQUIPMENT - 3.6%
2,150	Cooper Tire & Rubber Co.	84,495
6,850	Douglas Dynamics, Inc.	133,986
2,870	Tower International, Inc.	61,590
		280,071
	BANKS - 10.1%
1,200	Bank of the Ozarks, Inc.	45,408
9,400	Blue Hills Bancorp, Inc.	129,720
5,260	Customers Bancorp, Inc. *	119,139
4,780	First Interstate BancSystem, Inc. - Cl. A	128,104
2,550	German American Bancorp, Inc. +	81,421
2,470	Great Southern Bancorp, Inc.	92,798
1,750	Home BancShares, Inc. +	69,160
3,820	Western Alliance Bancorp *	113,530
		779,280
	BIOTECHNOLOGY - 1.6%
4,700	Celldex Therapeutics, Inc. * +	31,960
1,590	Ionis Pharmaceuticals, Inc. * +	54,950
1,910	NewLink Genetics Corp. * +	40,186
		127,096
	BUILDING MATERIALS - 2.3%
1,990	Masonite International Corp. *	114,445
1,120	US Concrete, Inc. *	60,200
		174,645
	CHEMICALS - 0.7%
1,270	Innospec, Inc.	55,118

	COMMERCIAL SERVICES - 5.9%
1,750	AMN Healthcare Services, Inc. * +	49,752
880	Euronet Worldwide, Inc. *	57,675
2,070	Grand Canyon Education, Inc. *	80,689
2,630	Kforce, Inc.	41,922
3,190	Korn/Ferry International	90,660
1,910	On Assignment, Inc. *	63,049
1,270	PAREXEL International Corp. * +	74,536
		458,283
	COMPUTERS - 3.7%
560	CACI International, Inc. - Cl. A *	54,107
2,390	Cray, Inc. * +	101,360
2,310	Manhattan Associates, Inc. *	127,651
		283,118
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
1,750	Encore Wire Corp.	63,245

	ELECTRONICS - 3.4%
6,450	Brady Corp.	168,537
1,350	Tech Data Corp. *	95,054
		263,591

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.8% (Continued)
	ENGINEERING & CONSTRUCTION - 2.8%
3,430	Comfort Systems USA, Inc.	$96,212
2,070	Dycom Industries, Inc. *	117,928
		214,140
	ENTERTAINMENT - 4.0%
6,850	Isle of Capri Casinos, Inc. *	77,747
1,200	Marriott Vacations Worldwide Corp.	72,660
1,270	Vail Resorts, Inc. +	161,811
		312,218
	FOOD - 0.7%
1,590	B&G Foods, Inc. +	54,998

	GAS - 1.7%
2,150	Chesapeake Utilities Corp. +	133,945

	HEALTHCARE-PRODUCTS - 4.0%
2,790	Exactech, Inc. * +	52,034
1,040	ICU Medical, Inc. *	95,576
1,350	Masimo Corp. *	51,084
1,590	Natus Medical, Inc. *	57,749
1,350	NuVasive, Inc. *	56,430
		312,873
	HEALTHCARE-SERVICES - 3.6%
1,040	Air Methods Corp. * +	37,783
1,910	Centene Corp. *	108,794
1,200	Magellan Health, Inc. *	75,582
2,070	Triple-S Management Corp. - Cl. B *	54,275
		276,434
	HOME FURNISHINGS - 0.6%
640	American Woodmark Corp. *	43,706

	INSURANCE - 2.7%
3,500	AmTrust Financial Services, Inc. +	85,575
5,020	Hallmark Financial Services, Inc. *	50,100
960	Infinity Property & Casualty Corp.	71,770
		207,445
	INTERNET - 2.0%
2,870	Perficient, Inc. * +	51,804
5,820	RetailMeNot, Inc. *	47,026
1,270	Shutterfly, Inc. * +	56,439
		155,269
	LEISURE TIME - 0.8%
6,610	Callaway Golf Co.	58,763

	MACHINERY-DIVERSIFIED - 1.2%
2,630	Albany International Corp.	96,311

	MEDIA - 0.7%
1,750	Sinclair Broadcast Group, Inc.	54,023

	MISCELLANEOUS MANUFACTURING - 1.9%
1,200	AZZ, Inc.	60,600
2,950	Trinseo SA * +	87,939
		148,539
	OFFICE FURNISHINGS - 0.6%
2,470	Knoll, Inc.	47,177

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.8% (Continued)
	OIL & GAS SERVICES - 1.5%
3,190	Matrix Service Co. *	$58,664
3,350	Natural Gas Services Group, Inc. *	60,501
		119,165
	PACKAGING & CONTAINERS - 1.4%
3,510	Berry Plastics Group, Inc. *	109,266

	PHARMACEUTICALS - 1.4%
4,300	Adamas Pharmaceuticals, Inc. *	55,040
1,270	PRA Health Sciences, Inc. * +	54,826
		109,866
	REITS - 6.0%
15,300	Armada Hoffler Properties, Inc.	162,639
240	Ashford Hospitality Prime, Inc.	2,359
2,950	CubeSmart	88,205
2,550	Hudson Pacific Properties, Inc.	65,025
7,170	iStar, Inc. *	60,658
4,140	Mack-Cali Realty Corp.	82,386
		461,272
	RETAIL - 10.7%
1,430	Asbury Automotive Group, Inc. *	83,512
1,430	Bob Evans Farms, Inc.	61,361
1,120	Casey’s General Stores, Inc.	118,238
2,230	Cash America International, Inc. +	75,129
720	Cracker Barrel Old Country Store, Inc. +	106,596
3,190	Dave & Buster’s Entertainment, Inc. * +	117,743
2,870	Francesca’s Holdings Corp. *	51,890
1,120	Jack in the Box, Inc.	77,000
560	Lithia Motors, Inc.	51,923
2,470	Zoe’s Kitchen, Inc. * +	86,277
		829,669
	SAVINGS & LOANS - 2.1%
4,220	Banc of California, Inc.	64,693
2,470	First Defiance Financial Corp.	96,799
		161,492
	SEMICONDUCTORS - 2.8%
5,660	Integrated Device Technology, Inc. * +	109,917
1,910	Microsemi Corp. *	66,143
4,060	Photronics, Inc. *	41,290
		217,350
	SOFTWARE - 6.9%
2,230	Aspen Technology, Inc. *	73,523
1,200	Blackbaud, Inc.	67,836
2,550	CSG Systems International, Inc.	96,798
3,110	Cvent, Inc. *	60,738
2,070	Guidewire Software, Inc. * +	101,906
1,750	Imperva, Inc. * +	76,773
2,710	RealPage, Inc. *	54,336
		531,910
	TRANSPORTATION - 2.3%
5,180	Dorian LPG Ltd. * +	55,789
1,910	Matson, Inc.	76,572
3,350	Ship Finance International Ltd. +	43,650
		176,011

	TOTAL COMMON STOCK (Cost - $8,595,276)	7,645,619

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA SMALL CAPITALIZATION PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 1.1%
81,150	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $81,150)	$81,150

Principal
	COLLATERAL FOR SECURITIES LOANED - 23.0%
	REPURCHASE AGREEMENTS - 8.3%
$639,376	Daiwa Capital Markets America Repo, 0.35%, due 03/01/16 with a full maturity value of $650,645
	(Collateralized by $341,241 Fannie Mae, 0.000% to 6.000%, due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $342,075; collateralized by $1,115 Federal Farm Credit Bank, 1.120% to 2.700%, due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $1,115; collateralized by $6,648 Federal Home Loan Bank, 0.000% to 4.125%, due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $6,667; collateralized by $151,366 Freddie Mac, 0.000% to 6.500%, due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $151,730; collateralized by $52,001 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 2/20/46, aggregate market value plus accrued interest $52,151; and collateralized by $98,274 U.S. Treasury Bonds and Notes, 0.000% to 8.875%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $98,627)
	(Cost - $639,376)	639,376

	U.S. GOVERNMENT - 14.8%
9,867	U.S. Treasury Bills, 0.000%, 1/7/16-7/21/16	9,863
74	U.S. Treasury Bonds, 2.875%-3.625%, 11/15/41-2/15/44	102
433	U.S. Treasury Inflated Indexed Bond, 0.125%-1.375%, 4/15/16-2/15/44	397
2,623	U.S. Treasury Inflated Indexed Note, 0.125%-1.375%, 4/15/16-2/15/44	2,622
1,089,715	U.S. Treasury Notes, 0.354%-3.125%, 6/15/16-2/15/25	1,130,164
	(Cost - $1,143,148)	1,143,148

	COLLATERAL FOR SECURITIES LOANED (Cost - $1,782,524)	1,782,524

	TOTAL INVESTMENTS - 122.9% (Cost - $10,458,950) (a)	$9,509,293

	OTHER ASSETS AND LIABILITIES - (22.9)%	(1,772,786)

	NET ASSETS - 100.0%	$7,736,507

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,460,023 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$206,031
Unrealized depreciation:	(1,156,761)
Net unrealized depreciation:	$(950,730)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 95.3%
	ADVERTISING - 1.5%
1,340	Publicis Groupe SA	$82,985

	AUTO MANUFACTURERS - 1.7%
3,720	Honda Motor Co. Ltd.	95,602

	AUTO PARTS & EQUIPMENT - 1.5%
2,130	Hella KGaA Hueck & Co.	82,826

	BANKS - 16.2%
2,360	Bancolombia SA - ADR	70,989
3,663	BNP Paribas SA	170,714
31,405	CaixaBank SA	89,545
1	CYBG PLC *	1
7,200	DBS Group Holdings Ltd.	69,352
19,760	ICICI Bank Ltd.	112,039
8,850	Itau Unibanco Holding SA	55,755
113,370	Lloyds Banking Group PLC	113,848
6,290	National Australia Bank Ltd.	108,349
41,970	Sumitomo Mitsui Trust Holdings, Inc.	122,197
		912,789
	BEVERAGES - 2.0%
18,280	Coca-Cola Amatil Ltd.	110,869

	BUILDING MATERIALS - 3.9%
19,240	Fletcher Building Ltd.	90,501
4,160	LIXIL Group Corp.	85,367
20,000	Taiheiyo Cement Corp.	42,470
		218,338
	CHEMICALS - 7.7%
32,000	DIC Corp.	68,789
7,500	Essentra PLC	86,675
3,680	Evonik Industries AG	110,477
900	Solvay SA	83,068
18,610	Sumitomo Chemical Co. Ltd.	81,429
		430,438
	COMMERCIAL SERVICES - 0.9%
2,529	Intertrust NV *	53,647

	COMPUTERS - 2.4%
22,360	Fujitsu Ltd.	81,743
3,300	Infosys Ltd. - ADR	55,506
		137,249
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
27,529	Arrow Global Group PLC	84,349
4,020	ORIX Corp.	52,586
		136,935
	ELECTRICAL COMPONENTS & EQUIPMENT - 4.9%
21,050	Delta Electronics, Inc.	84,373
1,200	Nidec Corp.	80,316
1,860	Schneider Electric SE	110,790
		275,479
	ELECTRONICS - 3.0%
3,360	Koninklijke Philips NV	85,251
6,900	Yaskawa Electric Corp.	82,691
		167,942

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 95.3% (Continued)
	FOOD - 3.9%
2,995	Aryzta AG	$142,749
3,070	METRO AG	75,076
		217,825
	FOREST PRODUCTS & PAPER - 1.1%
38,670	Western Forest Products, Inc.	59,989

	HOME FURNISHINGS - 1.4%
14,220	Steinhoff International Holdings NV	76,281

	INSURANCE - 5.0%
7,910	Assicurazioni Generali SpA	109,566
10,200	Challenger Ltd.	54,642
15,000	Ping An Insurance Group Co. of China Ltd.	63,484
578	Samsung Life Insurance Co. Ltd.	52,412
		280,104
	INTERNET - 1.0%
285	NCSoft Corp.	55,419

	LEISURE TIME - 1.1%
4,300	Yamaha Motor Co. Ltd.	63,955

	LODGING - 1.3%
20,800	Sands China Ltd.	73,768

	MACHINERY-CONSTRUCTION & MINING - 1.0%
13,370	Hitachi Ltd.	56,515

	METAL FABRICATE/HARDWARE - 2.9%
9,870	SKF AB	162,233

	OFFICE/BUSINESS EQUIPMENT - 1.0%
3,500	Seiko Epson Corp.	56,231

	OIL & GAS - 10.4%
130,000	China Petroleum & Chemical Corp.	73,761
9,090	Encana Corp.	39,282
1,670	Lukoil PJSC	59,268
5,710	Royal Dutch Shell PLC	130,143
24,620	Santos Ltd.	57,640
2,480	TOTAL SA	111,078
20,000	Whitecap Resources, Inc.	113,024
		584,196
	PHARMACEUTICALS - 7.0%
7,040	GlaxoSmithKline PLC	136,500
4,520	Grifols SA	70,510
449	Roche Holding AG	115,454
4,500	Santen Pharmaceutical Co. Ltd.	69,041
		391,505
	REAL ESTATE - 2.4%
24,000	China Overseas Land & Investment Ltd.	71,243
5,770	Sun Hung Kai Properties Ltd.	64,691
		135,934
	RETAIL - 2.5%
485	Kering	84,328
3,500	USS Co. Ltd.	55,046
		139,374

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA INTERNATIONAL EQUITY PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 95.3% (Continued)
	SOFTWARE - 1.1%
5,100	Playtech PLC	$59,825

	TELECOMMUNICATIONS - 2.8%
11,360	Telefonaktiebolaget LM Ericsson	104,079
5,870	Telefonica Brasil SA	56,235
		160,314
	WATER - 1.3%
137,780	Beijing Enterprises Water Group Ltd.	72,185

	TOTAL COMMON STOCK (Cost - $6,294,975)	5,350,752

	SHORT-TERM INVESTMENTS - 4.5%
252,811	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $252,811)	252,811

	TOTAL INVESTMENTS - 99.8% (Cost - $6,547,786) (a)	$5,603,563

	OTHER ASSETS LESS LIABILITIES - 0.2%	11,882

	NET ASSETS - 100.0%	$5,615,445

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,668,542 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$72,270
Unrealized depreciation:	(1,137,249)
Net unrealized depreciation:	$(1,064,979)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.9%
	BIOTECHNOLOGY - 10.8%
10,600	Amgen, Inc.	$1,508,168
10,100	Charles River Laboratories International, Inc. *	741,643
		2,249,811
	ELECTRONICS - 5.1%
6,350	Keysight Technologies, Inc. *	165,672
7,500	Waters Corp. *	902,325
		1,067,997
	HEALTHCARE-PRODUCTS - 21.9%
5,650	Becton Dickinson and Co.	833,093
4,600	Bio-Techne Corp.	394,864
5,340	CR Bard, Inc.	1,027,309
9,696	Medtronic PLC	750,373
10,900	St Jude Medical, Inc.	585,221
9,700	Stryker Corp.	968,836
		4,559,696
	HEALTHCARE-SERVICES - 15.6%
7,000	Anthem, Inc.	914,830
6,500	Cigna Corp.	907,465
6,500	DaVita HealthCare Partners, Inc. *	428,805
7,200	Quest Diagnostics, Inc. +	479,016
4,400	UnitedHealth Group, Inc.	524,040
		3,254,156
	PHARMACEUTICALS - 45.5%
8,700	AstraZeneca PLC - ADR +	249,429
15,450	Cardinal Health, Inc. +	1,262,265
7,700	Eli Lilly & Co.	554,400
8,600	Express Scripts Holding Co. *	605,268
20,500	GlaxoSmithKline PLC - ADR	792,735
7,000	Johnson & Johnson	736,470
5,200	McKesson Corp.	809,224
16,400	Merck & Co., Inc.	823,444
3,500	Novartis AG - ADR +	248,885
27,120	Owens & Minor, Inc.	1,068,799
17,708	Sanofi - ADR	700,351
15,200	Teva Pharmaceutical Industries Ltd.	845,120
15,600	VCA, Inc. *	796,068
		9,492,458

	TOTAL COMMON STOCK (Cost - $14,480,104)	20,624,118

	SHORT-TERM INVESTMENTS - 1.2%
248,655	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $248,655)	$248,655

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA HEALTH & BIOTECHNOLOGY PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Principal		Value
	COLLATERAL FOR SECURITIES LOANED - 12.1%
	REPURCHASE AGREEMENTS - 1.5%
$323,137	Daiwa Capital Markets American Repo, 0.35%, due 03/01/16 with a full maturity value of $221,776
	(Collateralized by $172,431 Fannie Mae, 0.000% to 6.000% due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $172,852; collateralized by $563 Federal Farm Credit Bank, 1.120% to 2.700% due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $564; collateralized by $3,359 Federal Home Loan Bank, 0.000% to 4.125% due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $3,369; collateralized by $76,486 Freddie Mac, 0.000% to 6.500% due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $76,700; collateralized by $26,276 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 2/20/46, aggregate market value plus accrued interest $26,352; and collateralized by $49,659 U.S. Treasury Bonds and Notes, 0.000% to 8.875%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $49,836)
	(Cost - $323,137)	323,137

	U.S. GOVERNMENT - 10.6%
767,156	U.S. Treasury Bond, 3.625%, 8/15/43	934,217
1,211,924	U.S. Treasury Note, 1.625%-3.625%, 6/30/20-8/15/24	1,267,165
	(Cost - $2,201,382)	2,201,382

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,524,519)	2,524,519

	TOTAL INVESTMENTS - 112.2% (Cost - $17,253,278) (a)	$23,397,292

	OTHER ASSETS AND LIABILITIES - (12.2)%	(2,540,599)

	NET ASSETS - 100.0%	$20,856,693

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,271,149 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,461,629
Unrealized depreciation:	(335,486)
Net unrealized appreciation:	$6,126,143

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 97.4%
	AEROSPACE/DEFENSE - 0.9%
1,740	Northrop Grumman Corp.	$334,463

	COMMERCIAL SERVICES - 1.4%
12,000	Total System Services, Inc. +	522,960

	COMPUTERS - 22.5%
7,820	Accenture PLC - Cl. A	784,033
35,170	Amdocs Ltd.	1,996,249
19,219	Apple, Inc.	1,858,285
11,920	Cognizant Technology Solutions Corp. - Cl. A *	679,202
13,700	Computer Sciences Corp. +	394,697
6,700	CSRA, Inc.	173,865
44,333	EMC Corp.	1,158,421
4,610	International Business Machines Corp.	604,048
15,400	NetApp, Inc. +	382,536
9,700	Western Digital Corp.	422,241
		8,453,577
	DISTRIBUTION/WHOLESALE - 3.0%
31,000	Ingram Micro, Inc.	1,109,800

	DIVERSIFIED FINANCIAL SERVICES - 3.4%
1,000	Alliance Data Systems Corp. *	210,130
4,139	MasterCard, Inc. - Cl. A	359,762
9,502	Visa, Inc. - Cl. A	687,850
		1,257,742
	ELECTRONICS - 2.3%
81,000	Flextronics International Ltd. *	879,660

	INTERNET - 22.0%
3,171	Alphabet, Inc. *	2,212,629
2,611	Alphabet, Inc. - Cl. A *	1,872,661
2,430	Amazon.com, Inc. *	1,342,624
24,000	AVG Technologies NV *	459,360
14,819	Facebook, Inc. - Cl. A *	1,584,447
41,200	Symantec Corp.	795,572
		8,267,293
	SEMICONDUCTORS - 16.1%
35,700	Intel Corp.	1,056,363
13,520	KLA-Tencor Corp.	915,845
33,000	Marvell Technology Group Ltd.	315,150
31,000	NVIDIA Corp.	972,160
24,260	QUALCOMM, Inc.	1,232,165
32,630	Xilinx, Inc.	1,540,789
		6,032,472
	SOFTWARE - 17.0%
29,000	CA, Inc.	849,410
15,590	Check Point Software Technologies Ltd. * +	1,295,061
37,911	Microsoft Corp.	1,928,912
52,076	Oracle Corp.	1,915,355
6,020	salesforce.com inc *	407,855
		6,396,593

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 97.4% (Continued)
	TELECOMMUNICATIONS - 8.8%
86,700	Cisco Systems, Inc.	$2,269,806
29,400	Juniper Networks, Inc.	726,180
2,080	Palo Alto Networks, Inc. * +	301,163
		3,297,149

	TOTAL COMMON STOCK (Cost - $27,799,752)	36,551,709
	SHORT-TERM INVESTMENTS - 0.9%
316,289	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $316,289)	316,289

Principal
	COLLATERAL FOR SECURITIES LOANED - 7.8%
	REPURCHASE AGREEMENTS - 3.5%
$999,678	Daiwa Capital Markets American Repo, 0.35%, due 03/01/16 with a full maturity value of $1,017,310
	(Collateralized by $533,544 Fannie Mae, 0.000% to 6.000% due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $534,849; collateralized by $1,743 Federal Farm Credit Bank, 1.120% to 2.700% due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $1,744; collateralized by $10,394 Federal Home Loan Bank, 0.000% to 4.125% due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $10,424; collateralized by $236,668 Freddie Mac, 0.000% to 6.500% due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $237,236; collateralized by $81,305 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 2/20/46, aggregate market value plus accrued interest $81,541; and collateralized by $153,656 U.S. Treasury Bonds and Notes, 0.000% to 8.875%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $154,207)
	(Cost - $999,678)	999,678

303,128	Nomura Securities International, Inc. Repo, 0.32%, due 03/01/16 with a full maturity value of $308,345
	(Collateralized by $88,485 Fannie Mae, 1.798% to 8.000% due 3/1/18 to 5/1/47, aggregate market value plus accrued interest $88,720; collateralized by $32,070 Freddie Mac, 1.958% to 9.500% due 7/1/18 to 3/1/46, aggregate market value plus accrued interest $32,153; collateralized by $185,576 Ginnie Mae, 1.036% to 7.500%, due 12/15/24 to 12/20/65, aggregate market value plus accrued interest $186,090; and collateralized by $2,214 U.S. Treasury Bonds and Notes, 1.000% to 3.125%, due 9/30/16 to 10/31/19, aggregate market value plus accrued interest $2,227)
	(Cost - $303,128)	303,128

	U.S. GOVERNMENT - 4.3%
78,542	U.S. Treasury Bond, 2.875%-4.375%, 5/15/41-8/15/45	91,127
118,727	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/41	158,227
1,388,187	U.S. Treasury Note, 1.500%-1.625%, 4/30/19-2/28/23	1,385,152
	(Cost - $1,634,506)	1,634,506

	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,937,312)	2,937,312

	TOTAL INVESTMENTS - 106.1% (Cost - $31,053,353) (a)	$39,805,310

	OTHER ASSETS AND LIABILITIES - (6.1)%	(2,280,758)

	NET ASSETS - 100.0%	$37,524,552

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depository Receipt.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $31,178,576 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$9,731,664
Unrealized depreciation:	(1,104,930)
Net unrealized appreciation:	$8,626,734

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 97.9%
	CHEMICALS - 25.2%
270	Air Products & Chemicals, Inc.	$35,767
1,010	Albemarle Corp.	56,782
500	Ashland, Inc.	47,645
460	CF Industries Holdings, Inc.	16,772
1,950	Dow Chemical Co.	94,788
850	Eastman Chemical Co.	54,528
100	Ecolab, Inc.	10,255
560	EI du Pont de Nemours & Co.	34,087
910	LyondellBasell Industries NV	72,991
210	Monsanto Co.	18,898
2,150	Mosaic Co.	57,297
150	PPG Industries, Inc.	14,480
103	Praxair, Inc.	10,484
		524,774
	FOREST PRODUCTS & PAPER - 0.5%
280	International Paper Co.	9,996

	IRON/STEEL - 3.4%
850	Reliance Steel & Aluminum Co.	51,756
1,110	Steel Dynamics, Inc.	20,191
		71,947
	MINING - 2.1%
4,920	Alcoa, Inc.	43,936

	OIL & GAS - 48.5%
152	California Resources Corp.	86
2,278	Canadian Natural Resources Ltd.	47,519
2,047	Chevron Corp.	170,802
2,430	ConocoPhillips	82,207
2,010	Devon Energy Corp.	39,557
980	Ensco PLC	8,497
190	EOG Resources, Inc.	12,301
2,255	Exxon Mobil Corp.	180,738
244	Hess Corp.	10,638
1,310	HollyFrontier Corp.	44,304
5,130	Marathon Oil Corp.	42,117
1,370	Marathon Petroleum Corp.	46,923
1,619	Newfield Exploration Co. *	44,085
1,620	Occidental Petroleum Corp.	111,488
180	Phillips 66	14,290
1,849	Suncor Energy, Inc.	45,264
4,420	Transocean Ltd.	38,233
1,189	Valero Energy Corp.	71,435
		1,010,484
	OIL & GAS SERVICES - 9.6%
750	FMC Technologies, Inc. *	18,397
338	Halliburton Co.	10,911
1,850	National Oilwell Varco, Inc.	54,150
1,360	Oceaneering International, Inc.	37,563
1,090	Schlumberger Ltd.	78,175
		199,196

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 97.9% (Continued)
	PACKAGING & CONTAINERS - 2.2%
1,350	WestRock Co.	$45,590

	PIPELINES - 6.4%
4,660	Kinder Morgan, Inc.	84,299
2,080	ONEOK, Inc.	49,920
		134,219

	TOTAL COMMON STOCK (Cost - $1,980,924)	2,040,142

	SHORT-TERM INVESTMENTS - 1.3%
26,431	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $26,431)	26,431

	TOTAL INVESTMENTS - 99.2% (Cost - $2,007,355) (a)	$2,066,573

	OTHER ASSETS AND LIABILITIES - 0.8%	17,167

	NET ASSETS - 100.0%	$2,083,740

*	Non-income producing securities.

ADR - American Depository Receipt.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $2,022,824 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$201,364
Unrealized depreciation:	(157,615)
Net unrealized appreciation:	$43,749

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA FINANCIAL SERVICES PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.4%
	BANKS - 35.1%
4,891	Bank of America Corp.	$61,235
1,160	Bank of New York Mellon Corp.	41,052
140	Capital One Financial Corp.	9,202
1,670	Citigroup, Inc.	64,879
108	Goldman Sachs Group, Inc.	16,149
1,781	JPMorgan Chase & Co.	100,270
3,517	KeyCorp	37,104
320	Morgan Stanley	7,904
985	PacWest Bancorp	31,697
679	PNC Financial Services Group, Inc.	55,210
1,868	US Bancorp	71,955
2,340	Wells Fargo & Co.	109,793
		606,450
	DIVERSIFIED FINANCIAL SERVICES - 17.3%
175	American Express Co.	9,727
201	BlackRock, Inc. - Cl. A	62,704
320	Charles Schwab Corp.	8,016
993	Discover Financial Services	46,095
217	Intercontinental Exchange, Inc.	51,746
716	Nasdaq, Inc.	45,316
1,039	Synchrony Financial *	28,001
690	T Rowe Price Group, Inc.	47,686
		299,291
	INSURANCE - 26.3%
483	Allstate Corp.	30,651
1,349	American International Group, Inc.	67,720
560	Aon PLC	53,362
1,102	Berkshire Hathaway, Inc. *	147,855
509	Chubb Ltd.	58,805
222	MetLife, Inc.	8,782
480	Prudential Financial, Inc.	31,723
510	Travelers Cos, Inc.	54,835
		453,733
	REAL ESTATE - 3.5%
1,281	CBRE Group, Inc. - Cl. A *	32,550
280	Jones Lang LaSalle, Inc.	28,580
		61,130
	REITS - 16.2%
340	American Tower Corp.	31,348
50	AvalonBay Communities, Inc.	8,582
70	Boston Properties, Inc.	7,990
310	Crown Castle International Corp.	26,815
30	Equinix, Inc.	9,111
220	Equity Residential	16,388
500	HCP, Inc.	14,790
1,037	Host Hotels & Resorts, Inc.	15,877
510	Prologis, Inc.	19,615
40	Public Storage	9,980
234	Simon Property Group, Inc.	44,397
350	Ventas, Inc.	19,485
200	Vornado Realty Trust	17,272
340	Welltower, Inc.	21,685
610	Weyerhaeuser Co.	15,848
		279,183

	TOTAL COMMON STOCK (Cost - $1,445,480)	1,699,787

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA FINANCIAL SERVICES PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 1.2%
20,720	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $20,720)	$20,720

	TOTAL INVESTMENTS - 99.6% (Cost - $1,466,200) (a)	$1,720,507

	OTHER ASSETS AND LIABILITIES - 0.4%	6,998

	NET ASSETS - 100.0%	$1,727,505

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,468,132 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$340,011
Unrealized depreciation:	(87,636)
Net unrealized appreciation:	$252,375

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO (Unaudited)
February 29, 2016

Principal		Value
	U.S. GOVERNMENT & AGENCIES - 50.4%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.3%
$300,000	1.750%, 05/30/19	$306,132

	U.S. TREASURY INFLATION PROTECTION SECURITIES - 26.1%
300,000	0.125%, 01/15/22	314,335
500,000	0.125%, 01/15/23	509,883
500,000	0.375%, 07/15/23	516,626
300,000	0.375%, 07/15/25	301,594
500,000	0.625%, 01/15/24	521,166
230,000	1.375%, 01/15/20	266,699
		2,430,303
	U.S. TREASURY NOTES - 21.0%
350,000	1.000%, 09/30/19	349,378
250,000	1.375%, 01/31/20	252,442
400,000	2.000%, 07/31/22	412,719
175,000	2.125%, 08/31/20	181,935
354,000	3.625%, 08/15/19	385,231
350,000	3.750%, 11/15/18	377,220
		1,958,925

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $4,604,411)	4,695,360

	CORPORATE BONDS & NOTES - 47.4%
	APPAREL - 1.1%
100,000	Hanesbrands, Inc., 6.375%, 12/15/20	103,525

	BANKS - 6.4%
153,000	Bank of America Corp., 1.700%, 08/25/17	152,343
325,000	BB&T Corp., 4.900%, 06/30/17	337,215
100,000	SunTrust Banks, Inc., 6.000%, 09/11/17	106,114
		595,672
	BIOTECHNOLOGY - 1.1%
100,000	Celgene Corp., 2.125%, 08/15/18	100,511

	BUILDING MATERIALS - 2.8%
100,000	Lennox International, Inc., 4.900%, 05/15/17	102,839
150,000	Masco Corp., 6.125%, 10/03/16	153,563
		256,402
	DIVERSIFIED FINANCIAL SERVICES - 3.5%
125,000	American Express Credit Corp., 1.800%, 07/31/18	124,521
100,000	American Express Credit Corp., 2.800%, 09/19/16	101,012
100,000	Synchrony Financial , 3.000%, 08/15/19	100,231
		325,764
	ELECTRIC - 0.6%
54,000	Arizona Public Service Co., 2.200%, 01/15/20	54,250

	ELECTRONICS - 2.8%
126,000	Agilent Technologies, Inc., 6.500%, 11/01/17	133,971
125,000	Tech Data Corp., 3.750%, 09/21/17	126,759
		260,730
	ENVIRONMENTAL CONTROL - 0.7%
65,000	Covanta Holding Corp., 7.250%, 12/01/20	64,106

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Principal		Value
	CORPORATE BONDS & NOTES - 47.4% (Continued)
	FOOD - 1.7%
$150,000	Delhaize Group, 6.500%, 06/15/17	$158,076

	FOREST PRODUCTS & PAPER - 1.0%
86,000	Domtar Corp., 10.750%, 06/01/17	94,696

	HEALTHCARE-SERVICES - 3.8%
150,000	HCA, Inc., 3.750%, 03/15/19	153,173
180,000	Humana, Inc., 7.200%, 06/15/18	200,080
		353,253
	INSURANCE - 3.3%
275,000	PartnerRe Finance B LLC, 5.500%, 06/01/20	304,454

	INTERNET - 1.2%
100,000	Expedia, Inc., 7.456%, 08/15/18	110,604

	IRON/STEEL - 1.1%
100,000	Nucor Corp., 5.750%, 12/01/17	104,770

	MEDIA - 1.6%
150,000	DIRECTV Holdings LLC, 2.400%, 03/15/17	151,509

	MINING - 1.8%
164,000	Alcoa, Inc., 5.550%, 02/01/17	168,510

	MISCELLANEOUS MANUFACTURING - 3.7%
303,000	General Electric Co., 5.500%, 01/08/20	345,086

	OIL & GAS - 2.0%
200,000	Hess Corp., 1.300%, 06/15/17	190,589

	OIL & GAS SERVICES - 1.5%
135,000	Halliburton Co., 7.530%, 05/12/17	143,153

	REGIONAL - 2.2%
200,000	Province of Ontario Canada, 2.450%, 06/29/22	203,354

	RETAIL - 1.7%
150,000	Dillard’s, Inc., 7.130%, 08/01/18	162,870

	SOFTWARE - 1.1%
100,000	Fidelity National Information Services, Inc., 1.450%, 06/05/17	98,953

	TELECOMMUNICATIONS - 0.7%
61,000	Verizon Communications, Inc., 4.500%, 09/15/20	66,401

	TOTAL CORPORATE BONDS & NOTES (Cost - $4,355,633)	4,417,238

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA INVESTMENT QUALITY BOND PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 1.5%
136,171	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $136,171)	$136,171

Principal
	COLLATERAL FOR SECURITIES LOANED - 2.3%
	REPURCHASE AGREEMENTS - 2.3%
$218,000	Daiwa Capital Markets American Repo, 0.35%, due 03/01/16 with a full maturity value of $221,776
	(Collateralized by $116,314 Fannie Mae, 0.000% to 6.000% due 5/25/16 to 2/1/49, aggregate market value plus accrued interest $116,598; collateralized by $380 Federal Farm Credit Bank, 1.120% to 2.700% due 2/22/19 to 2/24/25, aggregate market value plus accrued interest $380; collateralized by $2,266 Federal Home Loan Bank, 0.000% to 4.125% due 2/6/17 to 3/11/22, aggregate market value plus accrued interest $2,273; collateralized by $51,594 Freddie Mac, 0.000% to 6.500% due 11/23/18 to 1/1/46, aggregate market value plus accrued interest $51,718; collateralized by $17,725 Ginnie Mae, 2.375% to 6.500%, due 12/15/25 to 2/20/46, aggregate market value plus accrued interest $17,776; and collateralized by $33,497 U.S. Treasury Bonds and Notes, 0.000% to 8.875%, due 4/7/16 to 9/9/49, aggregate market value plus accrued interest $33,617)

	COLLATERAL FOR SECURITIES LOANED (Cost - $218,000)	218,000

	TOTAL INVESTMENTS - 101.6% (Cost - $9,314,215) (a)	$9,466,769

	OTHER ASSETS AND LIABILITIES - (1.6)%	(153,630)

	NET ASSETS - 100.0%	$9,313,139

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,314,215 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$176,807
Unrealized depreciation:	(24,253)
Net unrealized appreciation:	$152,554

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO (Unaudited)
February 29, 2016

Principal		Value
	MUNICIPAL BONDS - 90.4%
	ALASKA - 3.1%
	Refunded - 3.1%
$40,000	Municipality of Anchorage, Series A, 5.00%, 10/1/20	$41,087

	ARIZONA - 4.4%
	Electric - 3.5%
40,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	46,105

	Water/Sewer - 0.9%
10,000	Central Arizona Water Conservation District, 5.00%, 1/1/19	11,181
		57,286
	CALIFORNIA - 8.8%
	Education - Public - 5.6%
20,000	Napa Valley Unified School District, 5.00%, 8/1/19	22,916
40,000	San Diego Unified School District, 5.00%, 7/1/28	49,817

	General Obligation - 3.2%
35,000	State of California, 5.00%, 8/1/20	41,175
		113,908
	CONNECTICUT - 7.8%
	Education - Private - 3.1%
40,000	Connecticut State Health & Educational Facility Authority, 1.00%, 7/1/33	40,046

	Special Tax - 4.7%
50,000	Connecticut State Special Tax Revenue, 5.00%, 8/1/27	61,698
		101,744
	DELAWARE - 3.5%
	General Obligation - 3.5%
40,000	County of New Castle DE, 4.00%, 7/15/21	46,119

	GEORGIA - 4.1%
	Education - Public - 4.1%
45,000	Gwinnett County School District, 5.00%, 8/1/20	53,025

	HAWAII - 1.8%
	General Obligation - 1.8%
20,000	State of Hawaii, 5.00%, 10/1/19	22,957

	LOUISIANA - 3.5%
	General Obligation - 3.5%
40,000	State of Louisiana - Series A, 5.00%, 9/1/19	45,540

	MARYLAND - 4.0%
	General Obligation - 4.0%
45,000	County of Baltimore MD, 5.00%, 2/1/20	52,125

	MASSACHUSETTS - 3.6%
	Transportation - 3.6%
40,000	Commonwealth of Massachusetts Transportation Fund Revenue, 5.00%, 6/1/40	47,051

	NEW JERSEY - 4.1%
	Transportation - 4.1%
45,000	New Jersey Turnpike Authority, 5.00%, 1/1/31	53,880

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Principal		Value
	MUNICIPAL BONDS - 90.4% (Continued)
	NEW YORK - 6.2%
	Dedicated Tax - 2.2%
$25,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 8/1/19	$28,499
	Transportation - 4.0%
45,000	Metropolitan Transportation Authority, 5.00%, 11/15/36	52,648
		81,147
	NORTH DAKOTA - 3.1%
	General Obligation - 3.1%
40,000	City of Fargo, 4.25%, 5/1/16	40,263

	OREGON - 3.5%
	Electric - 3.5%
40,000	City of Eugene OR Electric Utility System Revenue, 4.00%, 8/1/20	45,055

	PENNSYLVANIA - 1.3%
	General Obligation - 1.3%
15,000	County of Delaware PA, 5.00%, 10/1/18	16,649

	SOUTH DAKOTA - 1.6%
	Refunded - 1.6%
20,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17	20,909

	TENNESSEE - 3.2%
	General Obligation - 3.2%
40,000	Metropolitan Government of Nashville & Davidson County TN, 5.00%, 7/1/17	42,395

	TEXAS - 6.9%
	Transportation - 3.2%
35,000	Dallas Area Rapid Transit, 5.00%, 12/1/32	42,289

	Water/Sewer - 3.7%
40,000	City of Houston TX Combined Utility System Revenue, 5.00%, 11/15/34	48,200
		90,489
	VIRGINIA - 3.6%
	General Obligation - 3.6%
40,000	Virginia Resources Authority, 5.00%, 11/1/45	47,069

	WASHINGTON - 4.3%
	Water/Sewer - 4.3%
50,000	County of King WA Sewer Revenue, 4.00%, 1/1/20	55,939

	WASHINGTON, D.C. - 4.1%
	Water/Sewer - 4.1%
45,000	District of Columbia Water & Sewer Authority, 5.00%, 10/1/35	53,515

	WISCONSIN - 3.9%
	General Obligation - 3.9%
45,000	State of Wisconsin, 5.00%, 5/1/19	50,933

	TOTAL MUNICIPAL BONDS (Cost - $1,159,051)	1,179,085

Shares
	SHORT-TERM INVESTMENTS - 16.2%
211,691	Goldman Sachs Financial Square Funds - Tax Free Money Market Fund
	(Cost - $211,691)	211,691

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
SARATOGA MUNICIPAL BOND PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Value

TOTAL INVESTMENTS - 106.6% (Cost - $1,370,742) (a)	$1,390,776

OTHER ASSETS AND LIABILITIES - (6.6)%	(85,989)

NET ASSETS - 100.0%	$1,304,787

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,370,742 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$21,138
Unrealized depreciation:	(1,104)
Net unrealized appreciation:	$20,034

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (Unaudited)
February 29, 2016

Principal		Value
	REPURCHASE AGREEMENT - 99.7%
$15,049,000	Merrill Lynch Repo, 0.29%, due 3/1/16 with a full maturity value of $15,049,121
	(Fully collateralized by $15,259,600 U.S. Treasury Note, 1.000% due 5/31/18; aggregate market value plus accrued interest $15,350,003)
	(Cost - $15,049,000)	$15,049,000

	TOTAL INVESTMENTS - 99.7% (Cost - $15,049,000) (a)	$15,049,000

	OTHER ASSETS AND LIABILITIES - 0.3%	52,697

	NET ASSETS - 100.0%	$15,101,697

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,049,000.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited)
February 29, 2016

Principal		Value
	CORPORATE BONDS & NOTES - 8.2%
	DIVERSIFIED FINANCIAL SERVICES - 8.2%
$500,000	Armor RE Ltd., 4.345%, 12/15/16 ^ (a)	$496,512
1,000,000	Golden State RE II Ltd., 2.465%, 1/8/19 ^ (a)	982,850
	TOTAL CORPORATE BONDS & NOTES (Cost - $1,496,724)	1,479,362

	U.S. GOVERNMENT - 5.7%
	U.S. TREASURY NOTES - 5.7%
1,000,000	1.375%, 7/31/18 #	1,013,379
	TOTAL U.S. GOVERNMENT (Cost - $1,000,482)	1,013,379

Shares
	SHORT-TERM INVESTMENTS - 74.1%
13,317,257	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $13,317,257)	13,317,257

	TOTAL INVESTMENTS - 88.0% (Cost - $15,814,463) (b)	$15,809,998

	OTHER ASSETS AND LIABILITIES - 12.0%	2,161,444

	NET ASSETS - 100.0%	$17,971,442

^	Floating rate security, rate shown represents the rate at February 29, 2016.

#	All or a portion of this security is segregated as collateral for open swap contracts.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 29, 2016, these securities amounted to $1,479,362 or 8.23% of net assets.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,823,632 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,897
Unrealized depreciation:	(26,531)
Net unrealized depreciation:	$(13,634)

Long (Short)		Underlying Face	Unrealized
Contracts		Amount at Value	Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS - 0.3%
10	Gold Future, Maturing April 2016 +	$1,234,400	$21,400
20	Japanese Yen Future, Maturing March 2016	$2,216,750	39,250
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS		$60,650

	OPEN SHORT FUTURES CONTRACTS - 0.0%
(13)	Australian Dollar Future, Maturing March 2016	$927,160	$5,850
(13)	British Pound Future, Maturing March 2016	$1,130,675	7,312
(7)	Crude Oil Future, Maturing April 2016	$236,250	(2,660)
(7)	Euro FX Currency Future, Maturing March 2016	$952,875	8,488
(30)	S&P E-Mini Future, Maturing March 2016	$2,894,250	(17,875)
	NET UNREALIZED GAIN FROM OPEN SHORT FUTURE CONTRACTS		$1,115

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

See accompanying notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Unaudited) (Continued) February 29, 2016

	OPEN CREDIT DEFAULT SWAPS - (0.1)%
		Upfront
Notional		Premiums Paid			Pay/Receive
Amount	Reference Entity	(Received)	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Unrealized Loss
Bought Protection:
$576,000	CDX.NA.HY.20
	(An interest rate swap on the Markit CDX North America High Yield Index)	(17,484)	JPMC	6/20/2018	Pay	5.00%	$(10,996)
192,000	CDX.NA.HY.20
	(An interest rate swap on the Markit CDX North America High Yield Index)	(4,612)	JPMC	6/20/2018	Pay	5.00%	(4,881)
2,000,000	French Republic
	(An interest rate swap on French Republic Bonds)	4,268	JPMC	9/20/2016	Pay	0.25%	(6,692)
	Total Unrealized Loss from Open Credit Default Swaps						$(22,569)

	JPMC - J.P. Morgan Chase

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.6%
	ASIA PACIFIC - 20.9%
	AUSTRALIA - 4.4%
268,100	Dexus Property Group	$1,443,033
1,933,000	Westfield Corp.	13,817,084
		15,260,117
	CHINA - 0.9%
725,400	Dalian Wanda Commercial Properties Co. Ltd.	2,975,397

	HONG KONG - 7.5%
373,200	Cheung Kong Property Holdings Ltd.	1,909,860
2,409,300	Link REIT	13,584,298
951,600	Sun Hung Kai Properties Ltd.	10,626,763
		26,120,921
	JAPAN - 5.8%
188,100	Aeon Mall Co. Ltd.	2,667,139
2,261	GLP J-REIT	2,408,474
212,600	Mitsubishi Estate Co. Ltd.	3,944,329
189,500	Mitsui Fudosan Co. Ltd.	4,404,985
637	Nippon Building Fund, Inc.	3,776,613
1,371	Nippon Prologis REIT, Inc.	2,908,697
		20,110,237
	SINGAPORE - 2.3%
1,634,400	Fortune Real Estate Investment Trust	1,719,050
5,038,700	Global Logistic Properties Ltd.	6,307,783
		8,026,833

	TOTAL ASIA PACIFIC (Cost - $90,639,033)	72,493,505

	EUROPE - 17.4%
	BELGIUM - 1.9%
255,065	Intervest Offices & Warehouses NV *	6,553,540

	FRANCE - 3.0%
253,200	Klepierre	10,572,495

	GERMANY - 5.8%
117,552	ADO Properties SA *	3,519,358
37,595	TLG Immobilien AG	725,434
506,800	Vonovia SE	15,823,062
		20,067,854
	NETHERLANDS - 2.3%
815,900	NSI NV	3,441,424
85,900	Wereldhave NV	4,363,736
		7,805,160
	SWEDEN - 0.7%
381,500	Scandic Hotels Group AB *	2,600,288

	UNITED KINGDOM - 3.7%
4,672,900	Empiric Student Property PLC	7,209,105
417,700	Great Portland Estates PLC	4,061,356
190,500	UNITE Group PLC	1,621,389
		12,891,850

	TOTAL EUROPE (Cost - $61,618,656)	60,491,187

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 98.6% (Continued)
	NORTH AMERICA - 60.3%
	CANADA - 4.6%
144,700	Boardwalk Real Estate Investment Trust	$5,291,165
345,150	Brookfield Asset Management, Inc.	10,582,299
		15,873,464
	UNITED STATES - 55.7%
454,496	America First Multifamily Investors LP	2,177,036
198,800	American Campus Communities, Inc.	8,701,476
63,000	ARMOUR Residential REIT, Inc.	1,212,750
328,127	Ashford Hospitality Prime, Inc.	3,225,488
117,600	Blackstone Mortgage Trust, Inc.	2,909,424
56,335	Brixmor Property Group, Inc.	1,319,929
440,967	Campus Crest Communities, Inc. *	3,082,359
493,791	CatchMark Timber Trust, Inc. - Cl. A	5,258,874
188,900	Chatham Lodging Trust	3,789,334
137,900	Chesapeake Lodging Trust	3,504,039
662,600	ClubCorp Holdings, Inc.	8,792,702
125,180	CorEnergy Infrastructure Trust, Inc.	1,653,628
244,800	Corrections Corp. of America	7,082,064
701,600	Ellington Financial LLC	11,969,296
136,831	Ellington Residential Mortgage REIT	1,652,919
43,900	Equity Residential	3,270,111
32,500	Essex Property Trust, Inc.	6,801,600
406,100	Extended Stay America, Inc.	6,002,158
272,800	First Potomac Realty Trust	2,307,888
167,500	Four Corners Property Trust, Inc.	2,748,675
284,300	Gaming and Leisure Properties, Inc.	7,445,817
80,382	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,415,527
338,700	La Quinta Holdings, Inc. *	3,678,282
705,500	Medical Properties Trust, Inc.	8,162,635
236,300	Nationstar Mortgage Holdings, Inc. *	2,793,066
41,300	New Residential Investment Corp.	483,623
531,638	New Senior Investment Group, Inc.	5,151,572
1,109,300	New York REIT, Inc.	10,649,280
788,500	NorthStar Realty Europe Corp.	7,695,760
480,400	NorthStar Realty Finance Corp.	6,000,196
210,300	PennyMac Mortgage Investment Trust	2,767,548
874,500	Select Income REIT	18,032,190
209,000	STORE Capital Corp.	5,047,350
440,400	Tanger Factory Outlet Centers, Inc.	14,128,032
130,000	VEREIT, Inc.	1,042,600
161,500	Welltower, Inc.	10,300,470
98,400	Western Asset Mortgage Capital Corp.	1,063,704
		193,319,402

	TOTAL NORTH AMERICA (Cost - $278,667,780)	209,192,866

	TOTAL COMMON STOCK (Cost - $430,925,469)	342,177,558

	SHORT-TERM INVESTMENTS - 2.1%
7,140,892	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $7,140,892)	7,140,892

	TOTAL INVESTMENTS - 100.7% (Cost - $438,066,361) (a)	$349,318,450

	OTHER ASSETS AND LIABILITIES - (0.7)%	(2,386,836)

	NET ASSETS - 100.0%	$346,931,614

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Unaudited) (Continued)
February 29, 2016

*	Non-income producing securities.

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $435,885,964 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,089,607
Unrealized depreciation:	(88,657,121)
Net unrealized depreciation:	$(86,567,514)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited)
February 29, 2016

Shares		Value
	COMMON STOCK - 76.8%
	AUTO PARTS & EQUIPMENT - 0.0%
560	Unique Fabricating, Inc. +	$6,037

	BANKS - 0.4%
3,500	Talmer Bancorp, Inc. - Cl. A	58,800

	BEVERAGES - 0.4%
2,389	DavidsTea, Inc. * +	24,965
400	Keurig Green Mountain, Inc. +	36,776
		61,741
	BIOTECHNOLOGY - 0.8%
11,710	NeoGenomics, Inc. * +	74,593
4,937	Pfenex, Inc. * +	35,250
		109,843
	CHEMICALS - 0.9%
600	Airgas, Inc. +	84,912
4,949	Platform Specialty Products Corp. * +	35,088
		120,000
	COMMERCIAL SERVICES - 4.3%
1,700	ADT Corp.	68,629
856	Cardtronics, Inc. * +	28,864
472	CoStar Group, Inc. * +	83,572
3,467	ExamWorks Group, Inc. * +	100,890
3,275	HMS Holdings Corp. * +	43,132
2,510	KAR Auction Services, Inc. +	88,879
3,413	LifeLock, Inc. * +	37,645
2,560	Paylocity Holding Corp. * +	75,827
11,390	ServiceSource International, Inc. * +	46,243
308	WEX, Inc. * +	20,112
		593,793
	COMPUTERS - 1.9%
4,000	EMC Corp. +	104,520
1,280	Fleetmatics Group PLC * +	46,221
4,439	Qualys, Inc. * +	110,842
		261,583
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
2,919	America First Multifamily Investors LP	13,982
6,112	Ellington Financial LLC	104,271
684	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	12,045
3,137	Nationstar Mortgage Holdings, Inc. *	37,079
1,204	WageWorks, Inc. * +	57,997
		225,374
	ELECTRIC - 0.5%
2,400	Pepco Holdings, Inc. +	62,832

	ELECTRONICS - 0.3%
1,479	IMAX Corp. * +	43,645

	ENGINEERING & CONSTRUCTION - 0.2%
1,291	NV5 Global, Inc. * +	28,247

	ENTERTAINMENT - 0.5%
2,423	Gaming and Leisure Properties, Inc.	63,458

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 76.8% (Continued)
	ENVIRONMENTAL CONTROL - 0.6%
7,301	Fenix Parts, Inc. * +	$36,359
5,302	Heritage-Crystal Clean, Inc. * +	40,719
		77,078
	GAS - 1.7%
800	AGL Resources, Inc. +	51,720
6,200	Western Gas Equity Partners LP	182,900
		234,620
	HEALTHCARE-PRODUCTS - 2.3%
1,098	Accelerate Diagnostics, Inc. * +	13,209
2,600	Alere, Inc. * +	138,580
718	Bio-Techne Corp. +	61,633
4,573	GenMark Diagnostics, Inc. * +	22,636
1,054	Inogen, Inc. * +	36,026
624	iRadimed Corp. * +	11,126
3,358	T2 Biosystems, Inc. * +	26,830
		310,040
	HEALTHCARE-SERVICES - 3.6%
1,866	Acadia Healthcare Co., Inc. * +	103,395
1,748	Adeptus Health, Inc. - Cl. A * +	99,496
200	Cigna Corp. +	27,922
2,200	Health Net, Inc. * +	136,884
400	Humana, Inc. +	70,788
1,343	Surgical Care Affiliates, Inc. * +	54,432
		492,917
	HOUSEHOLD PRODUCTS/WARES - 0.8%
2,100	Jarden Corp. * +	111,048

	INSURANCE - 1.5%
1,100	PartnerRe Ltd. +	154,297
400	StanCorp Financial Group, Inc. +	45,960
		200,257
	INTERNET - 1.6%
6,276	Attunity Ltd. * +	46,003
2,002	Cogent Communications Holdings, Inc. +	73,473
1,445	Marketo, Inc. * +	24,377
2,599	RingCentral, Inc. - Cl. A * +	48,081
1,375	Textura Corp. * +	23,719
		215,653
	LEISURE TIME - 0.6%
5,900	ClubCorp Holdings, Inc.	78,293
264	Planet Fitness, Inc. - Cl. A * +	3,783
		82,076
	LODGING - 1.1%
3,600	Extended Stay America, Inc.	53,208
6,959	La Quinta Holdings, Inc. * +	75,575
3,300	Scandic Hotels Group AB *	22,493
		151,276
	MEDIA - 2.4%
1,200	Cablevision Systems Corp. +	39,036
819	Meredith Corp.	35,618
1,300	Time Warner Cable, Inc. +	248,118
		322,772

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 76.8% (Continued)
	MISCELLANEOUS MANUFACTURING - 0.2%
1,623	TriMas Corp. * +	$26,844

	OIL & GAS - 2.2%
7,960	Delek Logistics Partners LP	254,163
3,044	Sanchez Production Partners LP	41,368
		295,531
	OIL & GAS SERVICES - 1.0%
1,300	Baker Hughes, Inc. +	55,731
1,200	Cameron International Corp. *	78,672
		134,403
	PHARMACEUTICALS - 3.4%
400	Allergan PLC * +	116,044
1,700	Baxalta, Inc. +	65,484
11,295	BioDelivery Sciences International, Inc. * +	43,825
336	Catalent, Inc. * +	8,155
647	GW Pharmaceuticals PLC - ADR * +	26,592
9,499	Keryx Biopharmaceuticals, Inc. * +	38,186
6,379	Lipocine, Inc. * +	64,428
889	Premier, Inc. - Cl. A * +	28,910
1,357	Radius Health, Inc. * +	39,760
2,236	Revance Therapeutics, Inc. * +	39,544
		470,928
	PIPELINES - 13.1%
8,530	Cheniere Energy Partners LP	225,789
14,980	Columbia Pipeline Partners LP	264,996
9,020	Energy Transfer Equity LP	63,140
5,450	Energy Transfer Partners LP	145,351
6,330	Enterprise Products Partners LP	147,932
5,154	MPLX LP	133,695
7,410	Plains All American Pipeline LP	158,722
10,300	Rose Rock Midstream LP	102,897
5,210	Shell Midstream Partners LP	185,215
6,530	Sunoco Logistics Partners LP	160,899
4,780	Tallgrass Energy Partners LP	167,396
2,100	Williams Cos, Inc. +	33,579
		1,789,611
	REAL ESTATE - 4.0%
1,400	ADO Properties SA *	41,914
3,150	Brookfield Asset Management, Inc.	96,579
3,200	Cheung Kong Property Holdings Ltd.	16,376
7,900	Dalian Wanda Commercial Properties Co. Ltd.	32,404
1,500	Four Corners Property Trust, Inc.	24,615
49,200	Global Logistic Properties Ltd.	61,592
200	Mitsubishi Estate Co. Ltd.	3,710
1,700	Mitsui Fudosan Co. Ltd.	39,517
6,100	Sun Hung Kai Properties Ltd.	68,120
620	TLG Immobilien AG	11,964
1,800	UNITE Group PLC	15,320
4,400	Vonovia SE	137,375
		549,486

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 76.8% (Continued)
	REITS - 13.3%
133	American Campus Communities, Inc.	$5,821
4,429	Ashford Hospitality Prime, Inc.	43,537
946	Blackstone Mortgage Trust, Inc.	23,404
400	Brixmor Property Group, Inc.	9,372
6,587	Campus Crest Communities, Inc. *	46,043
797	CatchMark Timber Trust, Inc. - Cl. A	8,488
1,831	Chatham Lodging Trust	36,730
1,500	Chesapeake Lodging Trust	38,115
1,290	CorEnergy Infrastructure Trust, Inc.	17,041
2,097	Corrections Corp. of America	60,666
44	CyrusOne, Inc. +	1,744
2,303	Dexus Property Group	12,396
41,428	Empiric Student Property PLC	63,913
400	Equity Residential	29,796
300	Essex Property Trust, Inc.	62,784
20,430	Fortune Real Estate Investment Trust	21,488
22	GLP J-Reit	23,435
4,100	Great Portland Estates PLC	39,865
1,884	Intervest Offices & Warehouses NV *	48,407
2,090	Klepierre	87,269
20,900	Link REIT	117,840
5,668	Medical Properties Trust, Inc.	65,579
400	New Residential Investment Corp.	4,684
5,431	New Senior Investment Group, Inc.	52,626
9,658	New York REIT, Inc.	92,717
13	Nippon Prologis REIT, Inc.	27,581
6,903	NorthStar Realty Europe Corp.	67,373
4,372	NorthStar Realty Finance Corp.	54,606
10,300	NSI NV	43,445
1,699	PennyMac Mortgage Investment Trust	22,359
1,250	Rouse Properties, Inc.	22,800
6,635	Select Income REIT	136,814
2,000	STORE Capital Corp.	48,300
3,700	Tanger Factory Outlet Centers, Inc.	118,696
1,501	Welltower, Inc.	95,734
700	Wereldhave NV	35,560
1,120	Western Asset Mortgage Capital Corp.	12,107
17,365	Westfield Corp.	124,125
		1,823,260
	RETAIL - 1.8%
5,162	Boot Barn Holdings, Inc. * +	52,446
1,317	Copart, Inc. * +	49,717
1,819	Five Below, Inc. * +	69,759
1,661	Fogo De Chao, Inc. * +	26,576
6,800	Office Depot, Inc. * +	34,544
2,100	Rite Aid Corp. * +	16,695
		249,737
	SEMICONDUCTORS - 1.0%
0	Broadcom Ltd.	20
4,000	Fairchild Semiconductor International, Inc. - Cl. A *	80,240
800	KLA-Tencor Corp. +	54,192
		134,452

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	COMMON STOCK - 76.8% (Continued)
	SOFTWARE - 6.1%
1,493	Black Knight Financial Services, Inc. - Cl. A * +	$43,760
1,652	Demandware, Inc. * +	57,308
2,930	Envestnet, Inc. * +	60,094
4,928	Five9, Inc. * +	39,670
1,626	Guidewire Software, Inc. * +	80,048
6,044	inContact, Inc. * +	56,028
2,261	Paycom Software, Inc. * +	72,081
2,393	Rackspace Hosting, Inc. * +	51,521
2,500	Solera Holdings, Inc. +	139,250
2,078	SS&C Technologies Holdings, Inc. +	121,127
2,927	Tangoe, Inc. * +	23,679
209	Ultimate Software Group, Inc. * +	35,898
2,101	Veeva Systems, Inc. - Cl. A * +	51,033
		831,497
	TELECOMMUNICATIONS - 1.6%
4,706	GTT Communications, Inc. * +	69,555
2,216	Infoblox, Inc. * +	34,304
2,717	Numerex Corp. * +	15,949
14,440	ShoreTel, Inc. * +	106,712
		226,520
	TRANSPORTATION - 1.1%
10,020	GasLog Partners LP	153,607

	TOTAL COMMON STOCK (Cost - $12,673,434)	10,518,966
	EXCHANGE TRADED FUNDS - 17.4%
	ASSET ALLOCATION FUNDS - 4.4%
3,204	ProShares UltraShort Euro *	81,350
916	ProShares UltraShort Yen *	70,321
10,820	SPDR Barclays Convertible Securities ETF	445,784
		597,455
	DEBT FUNDS - 5.7%
3,688	iShares iBoxx $ High Yield Corporate Bond ETF	295,335
972	iShares iBoxx $ Investment Grade Corporate Bond ETF	111,790
5,640	iShares US Preferred Stock ETF	216,125
7,321	PowerShares Senior Loan Portfolio	161,940
		785,190
	EQUITY FUNDS - 7.3%
2,329	First Trust STOXX European Select Dividend Index Fund	26,644
3,736	Global X SuperDividend ETF	68,892
4,546	SPDR S&P Dividend ETF	338,313
5,443	WisdomTree High Dividend Fund	321,627
5,857	WisdomTree Japan Hedged Equity Fund	243,768
		999,244

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,663,273)	2,381,889

	SHORT-TERM INVESTMENTS - 9.1%
1,239,426	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $1,239,426)	1,239,426

	TOTAL INVESTMENTS - 103.3% (Cost - $16,576,133) (a)	$14,140,281

	OTHER ASSETS AND LIABILITIES - (3.3)%	(446,883)

	NET ASSETS - 100.0%	$13,693,398

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	SECURITIES SOLD SHORT - (18.8)% (Continued) *
	COMMON STOCK - (13.0)% (Continued)
	AUTO PARTS & EQUIPMENT - (0.4)%
1,658	Mobileye NV	$53,819

	BANKS - (0.4)%
1,654	Chemical Financial Corp.	55,955

	BIOTECHNOLOGY - (0.4)%
1,370	Myriad Genetics, Inc.	47,950

	ELECTRIC - (0.8)%
1,834	El Paso Electric Co.	74,919
878	Unitil Corp.	34,532
		109,451
	GAS - (1.7)%
1,099	Atmos Energy Corp.	76,282
1,350	Chesapeake Utilities Corp.	84,105
1,327	ONE Gas, Inc.	76,939
		237,326
	HEALTHCARE-PRODUCTS - (0.6)%
2,014	Genomic Health, Inc.	51,216
4,502	OraSure Technologies, Inc.	30,208
		81,424
	HEALTHCARE-SERVICES - (0.9)%
336	Aetna, Inc.	36,500
103	Anthem, Inc.	13,461
1,368	Centene Corp.	77,921
		127,882
	HOUSEWARES - (0.5)%
1,811	Newell Rubbermaid, Inc.	68,836

	INTERNET - (0.8)%
3,924	GrubHub, Inc.	92,371
367	Wayfair, Inc. - Cl. A	14,302
		106,673
	MEDIA - (0.9)%
703	Charter Communications, Inc.	126,231

	MISCELLANEOUS MANUFACTURING - (0.3)%
845	American Railcar Industries, Inc.	34,873

	OIL & GAS SERVICES - (0.9)%
9,943	C&J Energy Services Ltd.	10,241
1,456	Halliburton Co.	47,000
858	Schlumberger Ltd.	61,536
		118,777
	PHARMACEUTICALS - (1.3)%
4,520	Pfizer, Inc.	134,108
253	Shire PLC - ADR	39,496
		173,604
	PIPELINES - (0.1)%
2,646	Energy Transfer Equity LP	18,522

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MULTI STRATEGY ALTERNATIVE INCOME PORTFOLIO (Unaudited) (Continued)
February 29, 2016

Shares		Value
	SECURITIES SOLD SHORT - (18.8)% (Continued) *
	COMMON STOCK - (13.0)% (Continued)
	RETAIL - (1.3)%
831	BJ’s Restaurants, Inc.	$36,630
2,742	El Pollo Loco Holdings, Inc.	35,399
2,558	JC Penney Co., Inc.	26,092
2,436	PetMed Express, Inc.	40,194
2,909	Potbelly Corp.	36,508
218	Staples, Inc.	2,060
		176,883
	SEMICONDUCTORS - (0.9)%
1,163	Cirrus Logic, Inc.	40,972
400	Lam Research Corp.	29,320
1,247	Silicon Laboratories, Inc.	51,439
		121,731
	SOFTWARE - (0.4)%
830	2U, Inc.	18,550
2,520	SciQuest, Inc.	30,618
210	VMware, Inc. - Cl. A	10,603
		59,771
	TELECOMMUNICATIONS - (0.4)%
1,777	Ubiquiti Networks, Inc.	58,055

	TOTAL COMMON STOCK (Proceeds - $1,860,207)	1,777,763
	EXCHANGE TRADED FUNDS - (5.8)%
	EQUITY FUNDS - (5.8)%
3,815	iShares Russell 2000 ETF	391,991
3,221	iShares Russell 2000 Growth ETF	397,697
	TOTAL EXCHANGE TRADED FUNDS (Proceeds - $970,604)	789,688

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,830,811) (a)	$2,567,451

*	Non-income producing securities

+	All or a portion of this security is held as collateral for securities sold short

ADR - American Depositary Receipt

PLC - Public Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including securities sold short, is $13,651,944 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$635,510
Unrealized depreciation:	(2,714,624)
Net unrealized depreciation:	$(2,079,114)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO (Unaudited)
February 29, 2016

Shares			Value
	EXCHANGE TRADED FUNDS - 100.6%
	EQUITY FUND - 100.6%
31,700	SPDR S&P 500 ETF Trust +		$6,135,852
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,395,431)		6,135,852

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.5% *
168	SPDR S&P 500 ETF Trust +	03/18/2016-$188.00	30,912
160	SPDR S&P 500 ETF Trust +	04/15/2016-$188.00	57,120
	TOTAL PUT OPTIONS PURCHASED (Cost - $146,768)		88,032

Shares
	SHORT-TERM INVESTMENTS - 1.4%
86,556	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $86,556)		86,556

	TOTAL INVESTMENTS - 103.5% (Cost - $6,628,755) (b)		$6,310,440

	OTHER ASSETS AND LIABILITIES - (3.5)%		(210,835)

	NET ASSETS - 100.0%		$6,099,605

Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (0.8)% *
	PUT OPTIONS WRITTEN - (0.4)%
168	SPDR S&P 500 ETF Trust	03/18/2016-$177.00	$6,384
160	SPDR S&P 500 ETF Trust	04/15/2016-$175.00	19,520
	(Premiums Received - $60,207)		25,904

	CALL OPTIONS WRITTEN - (0.4)%
112	SPDR S&P 500 ETF Trust	03/18/2016-$198.00	12,880
200	SPDR S&P 500 ETF Trust	03/18/2016-$200.50	9,600
	(Premiums Received - $30,043)		22,480

	TOTAL WRITTEN OPTIONS (Premiums Received - $90,250) (b)		$48,384

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, is $6,538,505 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$42,240
Unrealized depreciation:	(318,689)
Net unrealized depreciation:	$(276,449)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)
February 29, 2016

Shares			Value
	EXCHANGE TRADED FUNDS - 100.6%
	EQUITY FUND - 100.6%
228,800	iShares MSCI Emerging Markets ETF +		$6,934,928
	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,670,017)		6,934,928

Contracts (a)		Expiration Date - Exercise Price
	PUT OPTIONS PURCHASED - 1.7% *
2,000	iShares MSCI Emerging Markets ETF +	03/18/2016-$29.00	60,000
700	iShares MSCI Emerging Markets ETF +	04/15/2016-$29.50	56,000
	TOTAL PUT PURCHASED OPTIONS (Cost - $204,046)		116,000

Shares
	SHORT-TERM INVESTMENTS - 0.9%
59,344	Milestone Treasury Obligations Fund, Institutional Class
	(Cost - $59,344)		59,344

	TOTAL INVESTMENTS - 103.2% (Cost - $7,933,407) (b)		$7,110,272

	OTHER ASSETS AND LIABILITIES - (3.2)%		(217,575)

	NET ASSETS - 100.0%		$6,892,697

Contracts (a)		Expiration Date - Exercise Price	Value
	WRITTEN OPTIONS - (1.0)% *
	PUT OPTIONS WRITTEN - (0.6)%
135	iShares MSCI Emerging Markets ETF	03/04/2016-$29.50	$1,350
2,000	iShares MSCI Emerging Markets ETF	03/18/2016-$27.00	16,000
700	iShares MSCI Emerging Markets ETF	04/15/2016-$27.50	23,800
	(Premiums Received - $92,309)		41,150

	CALL OPTIONS WRITTEN - (0.4)%
500	iShares MSCI Emerging Markets ETF	03/04/2016-$31.00	8,500
1,500	iShares MSCI Emerging Markets ETF	03/18/2016-$32.00	21,000
	(Premiums Received - $55,027)		29,500

	TOTAL WRITTEN OPTIONS (Premiums Received - $147,336) (b)		$70,650

*	Non-income producing security.

+	All or a portion of this security is segregated as collateral for options written.

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including put and call options written, is $7,791,375 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$76,686
Unrealized depreciation:	(828,439)
Net unrealized depreciation:	$(751,753)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$27,309,994	$46,314,620	$16,120,143	$10,458,950	$6,547,786
Investments, at value (including collateral on loaned securities Note 5)	$25,266,651	$45,129,199	$17,338,125	$9,509,293	$5,603,563
Foreign Cash (Cost $-, -, -, -, $4,607)	—	—	—	—	4,612
Receivable for securities sold	—	—	19,756	—	52,921
Receivable for fund shares sold	9,212	26,350	6,556	3,101	2,519
Interest and dividends receivable	34,979	52,435	7,006	2,495	29,899
Prepaid expenses and other assets	11,725	31,877	19,664	14,123	9,475
Total Assets	25,322,567	45,239,861	17,391,107	9,529,012	5,702,989

Liabilities:
Securities lending collateral (Note 5)	4,863,132	5,418,456	1,387,655	1,782,524	—
Payable for securities purchased	—	—	86,376	—	71,790
Payable for fund shares redeemed	1,748	6,548	1,151	235	183
Payable to manager	10,999	21,835	9,899	4,178	3,536
Administration fees payable	271	4,864	1,661	676	60
Custody fees payable	2,251	5,103	2,288	100	8,981
Trustee fees payable	2,306	2,459	1,379	958	638
Payable for distribution (12b-1) fees	992	3,797	1,827	246	177
Accrued expenses and other liabilities	14,556	20,404	11,147	3,588	2,179
Total Liabilities	4,896,255	5,483,466	1,503,383	1,792,505	87,544

Net Assets	$20,426,312	$39,756,395	$15,887,724	$7,736,507	$5,615,445

Net Assets:
Par value of shares of beneficial interest	$11,167	$16,307	$14,404	$16,207	$6,698
Paid in capital	24,268,684	35,240,833	14,633,953	9,382,904	9,505,981
Undistributed net investment income (loss)	202,420	350,325	(26,290)	(34,241)	(22,070)
Accumulated net realized gain (loss) on investments	(2,012,616)	5,334,351	47,675	(678,706)	(2,929,135)
Net unrealized appreciation (depreciation) on investments	(2,043,343)	(1,185,421)	1,217,982	(949,657)	(946,029)
Net Assets	$20,426,312	$39,756,395	$15,887,724	$7,736,507	$5,615,445

Net Asset Value Per Share
Class I
Net Assets	$18,974,742	$33,917,810	$11,995,506	$7,434,912	$5,369,469
Shares of beneficial interest outstanding	1,027,646	1,355,916	1,053,126	1,498,043	638,335
Net asset value/offering price per share (a)	$18.46	$25.01	$11.39	$4.96	$8.41

Class A
Net Assets	$414,406	$2,131,435	$2,810,573	$8,965	$57,620
Shares of beneficial interest outstanding	23,087	89,322	268,788	1,936	6,837
Net asset value (a)	$17.95	$23.86	$10.46	$4.63	$8.43
Offering price per share (maximum sales charge of 5.75%)	$19.05	$25.32	$11.10	$4.91	$8.94

Class C
Net Assets	$1,037,164	$3,707,150	$1,081,645	$292,630	$188,356
Shares of beneficial interest outstanding	66,004	185,451	118,516	120,756	24,589
Net asset value/offering price per share (b)	$15.71	$19.99	$9.13	$2.42	$7.66

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$17,253,278	$31,053,353	$2,007,355	$1,466,200	$9,314,215
Investments, at value (including collateral on loaned securities Note 5)	$23,397,292	$39,805,310	$2,066,573	$1,720,507	$9,466,769
Foreign Cash (Cost $-, -, $1,907, -, -)	—	—	1,948	—	—
Receivable for securities sold	36,208	85,827	—	—	—
Receivable for fund shares sold	553	15,237	353	463	5,776
Receivable from manager	—	—	—	—	764
Interest and dividends receivable	71,278	80,623	8,755	1,770	54,311
Prepaid expenses and other assets	17,387	586,898	13,594	9,170	11,339
Total Assets	23,522,718	40,573,895	2,091,223	1,731,910	9,538,959

Liabilities:
Securities lending collateral (Note 5)	2,524,519	2,937,312	—	—	218,000
Payable for fund shares redeemed	90,010	9,719	—	—	1,577
Payable to manager	22,016	39,023	701	890	—
Administration fees payable	2,643	6,427	5	5	616
Custody fees payable	2,237	5,021	3,885	3,216	605
Trustee fees payable	1,864	3,078	326	178	712
Payable for distribution (12b-1) fees	4,459	9,744	215	108	—
Distribution payable	—	—	—	—	443
Accrued expenses and other liabilities	18,277	39,019	2,351	8	3,867
Total Liabilities	2,666,025	3,049,343	7,483	4,405	225,820

Net Assets	$20,856,693	$37,524,552	$2,083,740	$1,727,505	$9,313,139

Net Assets:
Par value of shares of beneficial interest	$7,719	$25,861	$2,232	$2,286	$9,683
Paid in capital	13,504,949	25,532,416	3,768,343	2,602,441	9,125,927
Undistributed net investment income (loss)	(39,539)	(115,668)	(42,291)	(25,828)	7,840
Accumulated net realized gain (loss) on investments	1,239,550	3,329,986	(1,703,750)	(1,105,700)	17,135
Net unrealized appreciation (depreciation) on investments	6,144,014	8,751,957	59,206	254,306	152,554
Net Assets	$20,856,693	$37,524,552	$2,083,740	$1,727,505	$9,313,139

Net Asset Value Per Share
Class I
Net Assets	$11,148,130	$17,378,194	$1,571,311	$1,536,769	$8,837,489
Shares of beneficial interest outstanding	394,431	1,118,459	163,476	200,757	918,929
Net asset value/offering price per share (a)	$28.26	$15.54	$9.61	$7.65	$9.62

Class A
Net Assets	$7,379,048	$14,060,410	$421,729	$105,307	$77,829
Shares of beneficial interest outstanding	277,900	973,637	47,478	14,578	8,085
Net asset value (a)	$26.55	$14.44	$8.88	$7.22	$9.63
Offering price per share (maximum sales charge of 5.75%)	$28.17	$15.32	$9.42	$7.66	$10.22

Class C
Net Assets	$2,329,515	$6,085,948	$90,700	$85,429	$397,821
Shares of beneficial interest outstanding	99,604	493,995	12,237	13,218	41,306
Net asset value/offering price per share (b)	$23.39	$12.32	$7.41	$6.46	$9.63

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

			James Alpha	James Alpha	James Alpha
	Municipal	U.S. Government	Global Enhanced	Global Real Estate	Multi Strategy
	Bond	Money Market	Real Return	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:	(Consolidated)
Investments, at cost	$1,370,742	$15,049,000	$15,814,463	$438,066,361	$16,576,133
Investments, at value	$1,390,776	$15,049,000	$15,809,998	$349,318,450	$14,140,281
Cash	—	899	1,325,840	186	—
Deposit at Broker	—	—	796,923	—	2,194,328
Unrealized appreciation on futures	—	—	82,300	—	—
Receivable for securities sold	—	—	—	4,035,815	93,763
Receivable for fund shares sold	14	8,159	20,913	442,982	6,035
Premiums paid on open swap contracts	—	—	4,268	—	—
Interest and dividends receivable	9,044	121	10,153	2,434,901	23,235
Receivable from manager	2,807	9,816	—	—	—
Prepaid expenses and other assets	6,299	37,917	15,291	59,298	9,988
Total Assets	1,408,940	15,105,912	18,065,686	356,291,632	16,467,630

Liabilities:
Securities sold short (Cost $-, -, -, -, $2,830,811)	—	—	—	—	2,567,451
Payable for securities purchased	100,892	—	—	8,331,448	150,967
Payable for fund shares redeemed	—	2,813	1,220	370,643	—
Payable to manager	—	—	7,874	188,817	14,949
Unrealized depreciation of futures	—	—	20,535	—	—
Unrealized depreciation on swaps	—	—	22,569	—	—
Premium received on open swap contract	—	—	22,096	—	—
Supervisory fee payable	—	—	1,317	18,986	1,349
Administration fees payable	405	—	3,016	49,509	34
Custody fees payable	461	1,116	4,993	34,666	26,723
Trustee fees payable	99	—	1,486	22,263	1,075
Payable for distribution (12b-1) fees	1,587	232	2,254	89,387	191
Distributions payable	11	7	—	—	3,317
Accrued expenses and other liabilities	698	47	6,884	254,299	8,176
Total Liabilities	104,153	4,215	94,244	9,360,018	2,774,232

Net Assets	$1,304,787	$15,101,697	$17,971,442	$346,931,614	$13,693,398

Net Assets:
Par value of shares of beneficial interest	$1,350	$151,191	$18,332	$196,863	$16,796
Paid in capital	1,266,725	14,950,511	19,336,294	428,427,142	16,700,112
Undistributed net investment income (loss)	—	(5)	18,614	3,377,992	179,960
Accumulated net realized gain (loss) on investments, short sales, options, futures contracts, swaps and foreign currency transactions	16,678	—	(1,436,529)	3,687,472	(1,030,984)
Net unrealized appreciation (depreciation) on investments, short sales, futures contracts, swaps and foreign currency transactions	20,034	—	34,731	(88,757,855)	(2,172,486)
Net Assets	$1,304,787	$15,101,697	$17,971,442	$346,931,614	$13,693,398

Net Asset Value Per Share
Class I
Net Assets	$1,066,213	$13,488,516	$14,943,985	$193,579,923	$13,377,639
Shares of beneficial interest outstanding	110,397	13,506,345	1,520,246	10,908,188	1,640,479
Net asset value/offering price per share (a)	$9.66	$1.00	$9.83	$17.75	$8.15

Class A
Net Assets	$10,028	$232,471	$923,004	$84,349,683	$83,261
Shares of beneficial interest outstanding	1,037	232,477	93,542	4,841,004	10,235
Net asset value (a)	$9.67	$1.00	$9.87	$17.42	$8.13
Offering price per share (maximum sales charge of 5.75%)	$10.26	$1.06	$10.47	$18.48	$8.63

Class C
Net Assets	$228,546	$1,380,710	$2,104,453	$69,002,008	$232,498
Shares of beneficial interest outstanding	23,608	1,380,235	219,447	3,937,102	28,858
Net asset value/offering price per share (b)	$9.68	$1.00	$9.59	$17.53	$8.06

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2016 (Unaudited)

	James Alpha	James Alpha
	Managed Risk	Managed Risk
	Domestic Equity	Emerging Markets
	Portfolio	Equity Portfolio
Assets:
Investments, at cost	$6,628,755	$7,933,407
Investments, at value	$6,310,440	$7,110,272
Receivable for securities sold	17,537	46,479
Receivable for fund shares sold	13,917	79,552
Interest and dividends receivable	5	—
Prepaid expenses and other assets	13,289	17,187
Total Assets	6,355,188	7,253,490

Liabilities:
Options written (premiums received $90,250; $147,336)	48,384	70,650
Payable for options purchased	18,128	63,420
Payable to Manager	4,448	5,010
Due to broker	170,029	204,237
Supervisory fee payable	1,008	1,008
Administration fees payable	2,732	2,930
Custody fees payable	10,111	12,799
Trustee fees payable	312	374
Compliance officer fees payable	204	323
Payable for distribution (12b-1) fees	227	42
Total Liabilities	255,583	360,793

Net Assets	$6,099,605	$6,892,697

Net Assets:
Par value of shares of beneficial interest	$6,459	$8,079
Paid in capital	6,291,048	7,410,023
Undistributed net investment loss	(16,152)	(20,210)
Accumulated net realized gain on investments, options purchased and options written	94,699	241,254
Net unrealized depreciation on investments, options purchased and options written	(276,449)	(746,449)
Net Assets	$6,099,605	$6,892,697

Net Asset Value Per Share
Class I
Net Assets	$5,471,112	$6,762,200
Shares of beneficial interest outstanding	579,250	792,537
Net asset value/offering price per share (a)	$9.45	$8.53

Class A
Net Assets	$491,212	$98,967
Shares of beneficial interest outstanding	52,103	11,617
Net asset value (a)	$9.43	$8.52
Offering price per share (maximum sales charge of 5.75%)	$10.01	$9.04

Class C
Net Assets	$137,281	$31,530
Shares of beneficial interest outstanding	14,566	3,705
Net asset value/offering price per share (b)	$9.42	$8.51

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 29, 2016 (Unaudited)

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$269,238	$613,857	$107,392	$57,127	$87,283
Interest income	190	167	52	37	18
Securities lending income - net	1,087	866	4,634	7,335	—
Less: Foreign withholding taxes	—	(4,050)	(275)	—	(12,583)
Total Investment Income	270,515	610,840	111,803	64,499	74,718

Operating Expenses:
Management fees	73,372	134,074	65,721	28,903	23,780
Distribution (12b-1) fees
Class A Shares	932	4,140	6,240	21	127
Class C Shares	5,751	19,206	5,766	1,740	1,126
Administration fees	26,142	44,997	20,381	11,201	11,470
Registration fees	12,238	13,974	9,624	9,573	10,532
Professional fees	6,821	10,590	5,157	2,658	1,894
Custodian fees	6,509	11,247	13,983	5,238	24,336
Trustees’ fees	2,760	4,297	2,080	1,075	763
Compliance officer fees	3,398	5,261	2,554	1,324	949
Printing and postage expense	4,116	6,386	3,094	1,643	1,201
Insurance expense	613	758	393	264	164
Non 12b-1 shareholder servicing	799	4,122	1,615	1,267	1,026
Miscellaneous expenses	1,474	1,463	1,485	1,474	1,474
Total Operating Expenses	144,925	260,515	138,093	66,381	78,842
Net Operating Expenses	144,925	260,515	138,093	66,381	78,842

Net Investment Income (Loss)	125,590	350,325	(26,290)	(1,882)	(4,124)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(1,948,412)	9,232,828	315,072	(678,545)	(558,320)
Net realized gain (loss)	(1,948,412)	9,232,828	315,072	(678,545)	(558,320)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency translations	(1,334,654)	(9,297,803)	(3,114,467)	(344,977)	(230,124)
Net Realized and Unrealized Gain (Loss) on investments	(3,283,066)	(64,975)	(2,799,395)	(1,023,522)	(788,444)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,157,476)	$285,350	$(2,825,685)	$(1,025,404)	$(792,568)

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 29, 2016 (Unaudited)

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$203,708	$357,157	$26,134	$19,328	$—
Interest income	47	192	13	15	69,493
Securities lending income - net	296	2,647	—	—	154
Less: Foreign withholding taxes	(6,398)	(1,675)	(2,202)	(93)	—
Total Investment Income	197,653	358,321	23,945	19,250	69,647

Operating Expenses:
Management fees	141,438	250,717	15,396	12,074	25,341
Distribution (12b-1) fees
Class A Shares	16,710	29,973	1,019	240	155
Class C Shares	11,967	32,458	533	487	1,964
Administration fees	25,619	45,465	3,607	2,851	12,376
Professional fees	6,687	11,122	756	542	2,607
Printing and postage expense	3,991	6,714	972	850	1,668
Insurance expense	504	919	73	38	187
Registration fees	13,086	15,886	11,035	8,377	9,745
Custodian fees	5,355	9,433	7,393	5,854	3,491
Trustees’ fees	2,702	4,517	301	222	1,064
Compliance officer fees	3,311	5,507	379	272	1,308
Non 12b-1 shareholder servicing fees	4,012	9,997	975	732	728
Miscellaneous expenses	1,463	1,565	1,463	1,234	1,477
Total Operating Expenses	236,845	424,273	43,902	33,773	62,111
Less: Expenses waived and/or reimbursed	—	—	(5,513)	(4,074)	(6,362)
Net Operating Expenses	236,845	424,273	38,389	29,699	55,749

Net Investment Income (Loss)	(39,192)	(65,952)	(14,444)	(10,449)	13,898

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	1,257,468	3,455,857	(1,020,410)	63,270	17,190
Net realized gain (loss)	1,257,468	3,455,857	(1,020,410)	63,270	17,190

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	(2,232,053)	(2,985,108)	529,177	(276,599)	47,318
Net Realized and Unrealized Gain (Loss) on Investments	(974,585)	470,749	(491,233)	(213,329)	64,508

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,013,777)	$404,797	$(505,677)	$(223,778)	$78,406

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 29, 2016 (Unaudited)

			James Alpha	James Alpha	James Alpha
	Municipal	U.S. Government	Global Enhanced	Global Real Estate	Multi Strategy
	Bond	Money Market	Real Return	Investments	Alternative Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(Consolidated)
Investment Income:
Interest income	$11,929	$12,413	$42,161	$1,114	$239
Dividend income	—	—	3,689	11,544,381	310,427
Less: Foreign withholding taxes	—	—	—	(85,024)	(1,788)
Total Investment Income	11,929	12,413	45,850	11,460,471	308,878

Operating Expenses:
Management fees	3,298	36,188	95,776	2,198,008	143,947
Supervisory fees	—	—	7,729	159,355	7,491
Distribution (12b-1) fees
Class A Shares	20	469	1,136	110,705	73
Class C Shares	1,498	6,468	10,347	364,149	1,096
Administration fees	3,566	1,854	19,868	401,831	18,386
Registration fees	6,889	11,169	14,380	32,676	4,679
Professional fees	329	4,750	4,549	105,525	4,181
Custodian fees	1,396	6,049	8,802	60,140	35,272
Trustees’ fees	129	—	1,841	41,050	1,698
Compliance officer fees	168	1,559	2,284	50,009	2,036
Printing and postage expense	689	1,957	2,736	60,755	2,688
Insurance expense	22	228	232	7,846	313
Non 12b-1 shareholder servicing	86	702	1,009	82,670	25
Dividend Expense	—	—	—	—	17,141
Interest Expense	—	—	—	—	29,343
Miscellaneous expenses	1,439	1,477	1,540	11,216	1,518
Total Operating Expenses	19,529	72,870	172,229	3,685,935	269,887
Less: Expenses waived and/or reimbursed	(8,506)	(56,459)	(51,883)	—	(42,450)
Less: Audit fee waived	—	(4,750)	—	—	—
Less: Expenses waived and/or reimbursed
Class C and Class I Shares	—	—	—	(300,914)	—
Net Operating Expenses	11,023	11,661	120,346	3,385,021	227,437

Net Investment Income (Loss)	906	752	(74,496)	8,075,450	81,441

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments, Options purchased and Foreign currency transactions	31,157	—	26,026	7,934,851	(1,159,646)
Securities sold short	—	—	—	—	183,730
Options written	—	—	(18,150)	—	236
Futures	—	—	(353,502)	—	—
Swaps	—	—	(18,096)	—	—
Net realized gain (loss)	31,157	—	(363,722)	7,934,851	(975,680)

Net change in unrealized appreciation (depreciation) on:
Investments, Options purchased and Foreign currency transactions	(14,899)	—	(24,837)	(22,507,321)	(1,116,601)
Securities sold short	—	—	—	—	20,583
Futures	—	—	75,344	—	—
Swaps	—	—	57,179	—	—
Net change in unrealized appreciation (depreciation)	(14,899)	—	107,686	(22,507,321)	(1,096,018)
Net Realized and Unrealized Gain (Loss) on Investments	16,258	—	(256,036)	(14,572,470)	(2,071,698)

Net Increase (Decrease) in Net Assets Resulting From Operations	$17,164	$752	$(330,532)	$(6,497,020)	$(1,990,257)

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended February 29, 2016 (Unaudited)

	James Alpha	James Alpha
	Managed Risk	Managed Risk
	Domestic Equity	Emerging Markets
	Portfolio	Equity Portfolio
Investment Income:
Dividend income	$62,088	79,884
Interest income	15	35
Total Investment Income	62,103	79,919

Operating Expenses:
Management fees	32,721	31,891
Supervisory fees	7,480	7,480
Distribution (12b-1) fees
Class A Shares	277	125
Class C Shares	240	46
Administration fees	7,894	7,762
Registration fees	1,846	1,845
Professional fees	1,014	1,182
Custodian fees	9,972	12,469
Trustees’ fees	496	566
Compliance officer fees	577	662
Printing and postage expense	2,244	2,244
Interest expense	1,012	2,226
Miscellaneous expenses	1,496	1,496
Total Operating Expenses	67,269	69,994
Less: Expenses waived and/or reimbursed	(11,019)	(14,279)
Net Operating Expenses	56,250	55,715

Net Investment Income	5,853	24,204
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	17,769	103,737
Options purchased	(35,018)	(189,408)
Options written	111,948	367,073
Net realized gain	94,699	281,402

Net change in unrealized appreciation (depreciation) on:
Investments	(101,668)	(622,808)
Options purchased	(163,947)	(160,329)
Options written	115,347	127,358
Net change in unrealized appreciation (depreciation)	(150,268)	(655,779)
Net Realized and Unrealized Loss on investments	(55,569)	(374,377)

Net Decrease in Net Assets Resulting From Operations	$(49,716)	$(350,173)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$125,590	$105,332	$350,325	$54,761	$(26,290)	$(43,057)
Net realized gain (loss) on investments	(1,948,412)	4,653,155	9,232,828	3,917,667	315,072	1,122,643
Net change in unrealized appreciation (depreciation) on investments	(1,334,654)	(5,747,598)	(9,297,803)	(1,517,607)	(3,114,467)	(342,676)
Net increase (decrease) in net assets resulting from operations	(3,157,476)	(989,111)	285,350	2,454,821	(2,825,685)	736,910

Distributions to Shareholders:
Net Realized Gains:
Class I	(465,825)	—	(3,563,779)	(1,449,857)	(593,382)	(1,985,107)
Class A	(10,695)	—	(213,832)	(169,748)	(151,112)	(477,711)
Class C	(29,229)	—	(464,308)	(167,504)	(62,992)	(92,414)
Net Investment Income:
Class I	—	—	—	(12,377)	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(505,749)	—	(4,241,919)	(1,799,486)	(807,486)	(2,555,232)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,740,845	5,749,607	8,532,439	9,462,725	1,509,868	3,761,374
Class A	1,470	458,491	480,483	1,259,332	115,994	354,847
Class C	53,650	991,200	502,568	2,015,370	587,843	758,987
Reinvestment of dividends and distributions
Class I	440,885	—	3,206,582	1,344,154	571,575	1,949,423
Class A	2,988	—	194,488	76,584	140,676	458,277
Class C	28,726	—	453,016	161,868	56,453	91,757
Redemption fee proceeds
Class I	—	2	1,404	738	420	73
Class A	—	—	81	74	98	16
Class C	—	—	153	67	36	3
Cost of shares redeemed
Class I	(2,899,333)	(9,888,209)	(7,732,854)	(6,973,463)	(1,905,335)	(4,575,776)
Class A	(35,368)	(106,673)	(308,009)	(2,240,573)	(148,177)	(551,074)
Class C	(109,356)	(707,789)	(418,830)	(1,205,398)	(272,542)	(248,102)
Net increase (decrease) in net assets from share transactions of beneficial interest	(775,493)	(3,503,371)	4,911,521	3,901,478	656,909	1,999,805

Total Increase (Decrease) in Net Assets	(4,438,718)	(4,492,482)	954,952	4,556,813	(2,976,262)	181,483

Net Assets:
Beginning of period	24,865,030	29,357,512	38,801,443	34,244,630	18,863,986	18,682,503
End of period*	$20,426,312	$24,865,030	$39,756,395	$38,801,443	$15,887,724	$18,863,986
* Includes undistributed net investment income (loss) at end of period	$202,420	$76,830	$350,325	$—	$(26,290)	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment loss	$(1,882)	$(42,430)	$(4,124)	$(1,599)	$(39,192)	$(66,964)
Net realized gain (loss) on investments and foreign currency transactions	(678,545)	3,426,836	(558,320)	(500,355)	1,257,468	2,329,088
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	(344,977)	(4,294,585)	(230,124)	(780,134)	(2,232,053)	255,153
Net increase (decrease) in net assets resulting from operations	(1,025,404)	(910,179)	(792,568)	(1,282,088)	(1,013,777)	2,517,277

Distributions to Shareholders:
Net Realized Gains:
Class I	(3,229,979)	(380,965)	—	—	(1,124,896)	(1,038,729)
Class A	(3,823)	(487)	—	—	(818,071)	(711,148)
Class C	(190,846)	(19,682)	—	—	(274,854)	(223,346)
Net Investment Income:
Class I	—	—	(9,331)	(35,074)	—	—
Class A	—	—	(9)	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(3,424,648)	(401,134)	(9,340)	(35,074)	(2,217,821)	(1,973,223)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	529,765	1,893,055	468,214	1,849,128	220,169	1,626,174
Class A	1,105	9,492	1,267	66,169	119,078	1,542,192
Class C	13,082	355,411	10,497	292,876	228,128	317,431
Reinvestment of dividends and distributions
Class I	3,046,147	366,455	8,971	34,529	1,073,445	986,797
Class A	3,823	480	9	—	740,540	645,482
Class C	188,525	19,469	—	—	256,935	212,899
Redemption fee proceeds
Class I	—	1	110	2	—	18
Class A	—	—	1	—	—	12
Class C	—	—	4	—	—	3
Cost of shares redeemed
Class I	(1,216,111)	(4,392,988)	(886,556)	(2,015,961)	(1,372,021)	(2,300,570)
Class A	(2,483)	(17,497)	(2,447)	(8,047)	(1,528,068)	(1,001,918)
Class C	(58,265)	(322,616)	(51,980)	(174,592)	(127,333)	(365,584)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,505,588	(2,088,738)	(451,910)	44,104	(389,127)	1,662,936

Total Increase (Decrease) in Net Assets	(1,944,464)	(3,400,051)	(1,253,818)	(1,273,058)	(3,620,725)	2,206,990

Net Assets:
Beginning of period	9,680,971	13,081,022	6,869,263	8,142,321	24,477,418	22,270,428
End of period*	$7,736,507	$9,680,971	$5,615,445	$6,869,263	$20,856,693	$24,477,418
* Includes undistributed net investment income (loss) at end of period	$(34,241)	$(32,359)	$(22,070)	$(8,606)	$(39,539)	$(347)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment (loss)	$(65,952)	$(270,960)	$(14,444)	$(37,395)	$(10,449)	$(24,490)
Net realized gain (loss) on investments and foreign currency transactions	3,455,857	5,387,146	(1,020,410)	(391,591)	63,270	69,368
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,985,108)	(3,883,817)	529,177	(1,183,464)	(276,599)	(120,496)
Net increase (decrease) in net assets resulting from operations	404,797	1,232,369	(505,677)	(1,612,450)	(223,778)	(75,618)

Distributions to Shareholders:
Net Realized Gains:
Class I	(2,022,978)	(2,644,023)	—	—	—	—
Class A	(1,756,052)	(2,694,731)	—	—	—	—
Class C	(875,765)	(1,100,176)	—	—	—	—
Total Dividends and Distributions to Shareholders	(4,654,795)	(6,438,930)	—	—	—	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	629,303	4,700,457	130,167	664,354	113,557	537,093
Class A	236,034	1,662,012	22,019	117,481	19,338	10,844
Class C	218,431	881,108	5,415	155,347	4,109	95,316
Reinvestment of dividends and distributions
Class I	1,870,826	2,428,221	—	—	—	—
Class A	1,637,256	2,504,426	—	—	—	—
Class C	855,674	1,066,570	—	—	—	—
Redemption fee proceeds
Class I	19	762	—	—	4	—
Class A	15	715	—	—	1	—
Class C	7	263	—	—	—	—
Cost of shares redeemed
Class I	(2,396,725)	(7,889,533)	(258,984)	(888,245)	(142,768)	(384,086)
Class A	(1,296,232)	(6,744,039)	(76,414)	(280,878)	(26,893)	(13,635)
Class C	(519,429)	(1,514,314)	(12,967)	(128,359)	(10,534)	(28,645)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,235,179	(2,903,352)	(190,764)	(360,300)	(43,186)	216,887

Total Increase (Decrease) in Net Assets	(3,014,819)	(8,109,913)	(696,441)	(1,972,750)	(266,964)	141,269

Net Assets:
Beginning of period	40,539,371	48,649,284	2,780,181	4,752,931	1,994,469	1,853,200
End of period*	$37,524,552	$40,539,371	$2,083,740	$2,780,181	$1,727,505	$1,994,469
* Includes undistributed net investment loss at end of period	$(115,668)	$(49,716)	$(42,291)	$(27,847)	$(25,828)	$(15,379)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$13,898	$82,593	$906	$5,806	$752	$1,217
Net realized gain on investments	17,190	85,870	31,157	2,686	—	—
Net change in unrealized appreciation (depreciation) on investments	47,318	(186,392)	(14,899)	(10,826)	—	—
Net increase (decrease) in net assets resulting from operations	78,406	(17,929)	17,164	(2,334)	752	1,217

Distributions to Shareholders:
Net Realized Gains:
Class I	(81,367)	(64,647)	(12,264)	(5,450)	—	—
Class A	(724)	(813)	(149)	(186)	—	—
Class C	(3,676)	(2,528)	(4,745)	(1,012)	—	—
Net Investment Income:
Class I	(13,585)	(81,613)	(743)	(5,534)	(677)	(1,103)
Class A	(49)	(530)	(6)	(53)	(11)	(38)
Class C	(264)	(435)	(157)	(219)	(64)	(89)
Total Dividends and Distributions to Shareholders	(99,665)	(150,566)	(18,064)	(12,454)	(752)	(1,230)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,266,665	3,085,761	234,868	141,963	6,508,047	15,716,131
Class A	616	102,358	—	—	20,867	1,277,517
Class C	38,773	250,866	28,804	115,959	593,178	3,885,915
Reinvestment of dividends and distributions
Class I	87,197	136,353	12,869	10,826	664	1,072
Class A	638	1,174	—	—	10	34
Class C	3,853	2,878	3,354	1,210	61	89
Cost of shares redeemed
Class I	(1,630,386)	(2,237,088)	(84,612)	(276,043)	(5,883,016)	(13,931,151)
Class A	(2,991)	(121,967)	—	(37,704)	(33,672)	(1,246,129)
Class C	(35,426)	(185,766)	(101,612)	(4)	(816,872)	(2,522,237)
Net increase (decrease) in net assets from share transactions of beneficial interest	(271,061)	1,034,569	93,671	(43,793)	389,267	3,181,241

Total Increase (Decrease) in Net Assets	(292,320)	866,074	92,771	(58,581)	389,267	3,181,228

Net Assets:
Beginning of period	9,605,459	8,739,385	1,212,016	1,270,597	14,712,430	11,531,202
End of period*	$9,313,139	$9,605,459	$1,304,787	$1,212,016	$15,101,697	$14,712,430
* Includes undistributed net investment income (loss) at end of period	$7,840	$7,840	$—	$—	$(5)	$(5)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global		James Alpha Global		James Alpha Multi Strategy
	Enhanced Real Return Portfolio		Real Estate Investments Portfolio		Alternative Income Portfolio
	(Consolidated)
						For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015 (a)
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(74,496)	$(88,901)	$8,075,450	$7,174,026	$81,441	$14,432
Net realized gain (loss) on investments and foreign currency transactions	(363,722)	1,309,122	7,934,851	31,265,330	(975,680)	438,889
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	107,686	(603,651)	(22,507,321)	(53,538,139)	(1,096,018)	(1,076,468)
Net increase (decrease) in net assets resulting from operations	(330,532)	616,570	(6,497,020)	(15,098,783)	(1,990,257)	(623,147)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(8,094,420)	(13,002,641)	(133,915)	(272,247)
Class A	—	—	(3,526,939)	(9,879,552)	(234)	(238)
Class C	—	—	(2,894,417)	(5,548,242)	(2,070)	(1,402)
Net Investment Income:
Class I	(332,539)	—	(4,774,933)	(3,508,955)	—	—
Class A	(10,538)	—	(1,934,351)	(2,140,063)	—	—
Class C	(30,576)	—	(1,303,142)	(785,586)	—	—
Total Dividends and Distributions to Shareholders	(373,653)	—	(22,528,202)	(34,865,039)	(136,219)	(273,887)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	3,181,158	6,563,224	55,252,836	180,586,309	274,491	15,703,646
Class A	291,838	355,654	14,253,535	47,219,049	67,399	46,292
Class C	241,725	709,273	6,919,654	28,149,721	95,235	196,507
Reinvestment of dividends and distributions
Class I	328,208	—	8,478,012	8,808,143	133,894	272,247
Class A	10,142	—	4,306,671	9,895,509	234	237
Class C	22,317	—	3,253,615	4,935,828	1,906	1,402
Redemption fee proceeds
Class I	59	419	2,270	4,788	—	—
Class A	4	202	994	3,409	—	—
Class C	8	74	815	1,999	—	—
Cost of shares redeemed
Class I	(1,033,227)	(8,260,488)	(57,436,563)	(85,235,874)	(35,983)	(7,812)
Class A	(1,159,240)	(9,701,510)	(17,902,790)	(112,236,405)	—	(18,841)
Class C	(162,368)	(879,229)	(9,729,860)	(13,911,068)	(13,858)	(88)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,720,624	(11,212,381)	7,399,189	68,221,408	523,318	16,193,590

Total Increase (Decrease) in Net Assets	1,016,439	(10,595,811)	(21,626,033)	18,257,586	(1,603,158)	15,296,556

Net Assets:
Beginning of period	16,955,003	27,550,814	368,557,647	350,300,061	15,296,556	—
End of period*	$17,971,442	$16,955,003	$346,931,614	$368,557,647	$13,693,398	$15,296,556
* Includes undistributed net investment income (loss) at end of period	$18,614	$466,763	$3,377,992	$3,314,968	$179,960	$98,519

(a)	Commenced operations on September 29, 2014.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Managed Risk		James Alpha Managed Risk
	Domestic Equity Portfolio (a)		Emerging Markets Equity Portfolio (a)

		For the		For the
	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
	(Unaudited)		(Unaudited)
Operations:
Net investment gain (loss)	$5,853	$(4,069)	$24,204	$(2,842)
Net realized gain (loss) on investments	94,699	4,049	281,402	(5,593)
Net change in unrealized (depreciation) on investments	(150,268)	(126,181)	(655,779)	(90,670)
Net decrease in net assets resulting from operations	(49,716)	(126,201)	(350,173)	(99,105)

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(31,052)	—
Class A	—	—	(616)	—
Class C	—	—	(45)	—
Net Investment Income:
Class I	(21,326)	—	(43,604)	—
Class A	(631)	—	(771)	—
Class C	(28)	—	(39)	—
Total Dividends and Distributions to Shareholders	(21,985)	—	(76,127)	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,306,247	3,523,282	3,306,631	4,167,673
Class A	388,464	105,194	20,161	89,938
Class C	146,467	10	31,635	10
Reinvestment of dividends and distributions
Class I	14,797	—	18,919	—
Class A	631	—	1,387	—
Class C	28	—	84	—
Redemption fee proceeds
Class I	963	232	1,690	—
Class A	30	—	28	—
Class C	2	—	2	—
Cost of shares redeemed
Class I	(125,429)	(52,369)	(219,552)	—
Class A	(332)	—	(504)	—
Class C	(10,710)	—	—	—
Net increase in net assets from share transactions of beneficial interest	2,721,158	3,576,349	3,160,481	4,257,621

Total Increase in Net Assets	2,649,457	3,450,148	2,734,181	4,158,516

Net Assets:
Beginning of period	3,450,148	—	4,158,516	—
End of period*	$6,099,605	$3,450,148	$6,892,697	$4,158,516
* Includes undistributed net investment income (loss) at end of period	$(16,152)	$(20)	$(20,210)	$—

(a)	Commenced operations on July 31, 2015.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of eighteen series. These financial statements include the following seventeen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are all managed by James Alpha Advisors, LLC (“James Alpha Advisors”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”), and all five are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, and Financial Services; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology, and Technology & Communications; Sunnymeath Asset Management, Inc. serves as Adviser to Investment Quality Bond; 16th Amendment Advisors, LLC serves as Adviser to Municipal Bond; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. James Alpha Advisors, LLC serves as Adviser to James Alpha Global Enhanced Real Return, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity, and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio, the James Alpha Global Real Estate Investments Portfolio, and the James Alpha Multi Strategy Alternative Income Portfolio are diversified portfolios. The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Global Enhanced Real Return	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation
James Alpha Multi Strategy Alternative Income	Long-term capital appreciation
James Alpha Managed Risk Domestic Equity	Capital appreciation
James Alpha Managed Risk Emerging Markets Equity	Capital appreciation

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% redemption fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 29, 2016, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$19,190,531	$—	$—	$19,190,531
Short-Term Investments	1,212,988	—	—	1,212,988
Collateral for Securities Loaned	—	4,863,132	—	4,863,132
Total	$20,403,519	$4,863,132	$—	$25,266,651

Large Capitalization Growth

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$39,703,335	$—	$—	$39,703,335
Short-Term Investments	7,408	—	—	7,408
Collateral for Securities Loaned	—	5,418,456	—	5,418,456
Total	$39,710,743	$5,418,456	$—	$45,129,199

Mid Capitalization

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$15,171,396	$—	$—	$15,171,396
Short-Term Investments	779,074	—	—	779,074
Collateral for Securities Loaned	—	1,387,655	—	1,387,655
Total	$15,950,470	$1,387,655	$—	$17,338,125

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

Small Capitalization

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$7,645,619	$—	$—	$7,645,619
Short-Term Investments	81,150	—	—	81,150
Collateral for Securities Loaned	—	1,782,524	—	1,782,524
Total	$7,726,769	$1,782,524	$—	$9,509,293

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Advertising	$—	$82,985	$—	$82,985
Auto Manufacturers	—	95,602	—	95,602
Auto Parts & Equipment	—	82,826	—	82,826
Banks	238,783	674,006	—	912,789
Beverages	—	110,869	—	110,869
Building Materials	—	218,338	—	218,338
Chemicals	—	430,438	—	430,438
Commercial Services	—	53,647	—	53,647
Computers	55,506	81,743	—	137,249
Diversified Financial Services	—	136,935	—	136,935
Electrical Components & Equipment	—	275,479	—	275,479
Electronics	—	167,942	—	167,942
Food	—	217,825	—	217,825
Forest Products & Paper	59,989	—	—	59,989
Home Furnishings	—	76,281	—	76,281
Insurance	—	280,104	—	280,104
Internet	—	55,419	—	55,419
Leisure Time	—	63,955	—	63,955
Lodging	—	73,768	—	73,768
Machinery-Construction & Mining	—	56,515	—	56,515
MetalFabricate/Hardware	—	162,233	—	162,233
Office/Business Equipment	—	56,231	—	56,231
Oil & Gas	211,574	372,622	—	584,196
Pharmaceuticals	—	391,505	—	391,505
Real Estate	—	135,934	—	135,934
Retail	—	139,374	—	139,374
Software	—	59,825	—	59,825
Telecommunications	56,235	104,079	—	160,314
Water	—	72,185	—	72,185
Short-Term Investments	252,811	—	—	252,811
Total	$874,898	$4,728,665	$—	$5,603,563

Health & Biotechnology

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$20,624,118	$—	$—	$20,624,118
Short-Term Investments	248,655	—	—	248,655
Collateral for Securities Loaned	—	2,524,519	—	2,524,519
Total	$20,872,773	$2,524,519	$—	$23,397,292

Technology & Communications

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$36,551,709	$—	$—	$36,551,709
Short-Term Investments	316,289	—	—	316,289
Collateral for Securities Loaned	—	2,937,312	—	2,937,312
Total	$36,867,998	$2,937,312	$—	$39,805,310

Energy & Basic Materials

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$2,040,142	$—	$—	$2,040,142
Short-Term Investments	26,431	—	—	26,431
Total	$2,066,573	$—	$—	$2,066,573

Financial Services

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$1,699,787	$—	$—	$1,699,787
Short-Term Investments	20,720	—	—	20,720
Total	$1,720,507	$—	$—	$1,720,507

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

Investment Quality Bond

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$4,695,360	$—	$4,695,360
Corporate Bonds and Notes	—	4,417,238	—	4,417,238
Short-Term Investments	136,171	—	—	136,171
Collateral for Securities Loaned	—	218,000	—	218,000
Total	$136,171	$9,330,598	$—	$9,466,769

Municipal Bond

Assets *	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,179,085	$—	$1,179,085
Short-Term Investments	211,691	—	—	211,691
Total	$211,691	$1,179,085	$—	$1,390,776

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$15,049,000	$—	$15,049,000
Total	$—	$15,049,000	$—	$15,049,000

James Alpha Global Enhanced Real Return

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$1,479,362	$—	$1,479,362
U.S. Government	—	1,013,379	—	1,013,379
Short-Term Investments	13,317,257	—	—	13,317,257
Total	$13,317,257	$2,492,741	$—	$15,809,998

Derivatives	Level 1	Level 2	Level 3	Total
Assets *
Futures Contracts	$82,300	$—	$—	$82,300
Total	$82,300	$—	$—	$82,300
Liabilities *
Futures Contracts	$(20,535)	$—	$—	$(20,535)
Swaps	—	(22,569)	—	(22,569)
Total	$(20,535)	$(22,569)	$—	$(43,104)

James Alpha Global Real Estate Investments

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$342,177,558	$—	$—	$342,177,558
Short-Term Investments	7,140,892	—	—	7,140,892
Total	$349,318,450	$—	$—	$349,318,450

James Alpha Multi Strategy Alternative Income

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$10,518,966	$—	$—	$10,518,966
Exchange Traded Funds	2,381,889	—	—	2,381,889
Short-Term Investments	1,239,426	—	—	1,239,426
Total	$14,140,281	—	—	$14,140,281
Liablities
Common Stock Sold Short	$(1,777,763)	$—	$—	$(1,777,763)
Exchange Traded Funds Sold Short	(789,688)	—	—	(789,688)
Total	$(2,567,451)	$—	$—	$(2,567,451)

James Alpha Managed Risk Domestic Equity

Assets *	Level 1	Level 2	Level 3	Total
Exchanged Traded Funds	$6,135,852	$—	$—	$6,135,852
Put Options Purchased	88,032	—	—	88,032
Short-Term Investments	86,556	—	—	86,556
Total	$6,310,440	—	—	$6,310,440
Liabilities *
Put Options Written	$(25,904)	$—	$—	$(25,904)
Call Options Written	(22,480)	—	—	(22,480)
Total	$(48,384)	$—	$—	$(48,384)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

James Alpha Managed Risk Emerging Markets Equity

Assets *	Level 1	Level 2	Level 3	Total
Exchanged Traded Funds	$6,934,928	$—	$—	$6,934,928
Put Options Purchased	116,000	—	—	116,000
Short-Term Investments	59,344	—	—	59,344
Total	$7,110,272	—	—	$7,110,272
Liabilities *
Put Options Written	$(41,150)	$—	$—	$(41,150)
Call Options Written	(29,500)			(29,500)
Total	$(70,650)	$—	$—	$(70,650)

The Portfolios did not hold any Level 3 securities during the period.

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

Except as noted there were no transfers between Level 1 and Level 2 during the current period presented. James Alpha Global Real Estate transferred $4,061,356 out of Level 2 into Level 1. The reason for the transfers out of Level 2 and into Level 1 was due to exchanges being closed in certain countries on August 31, 2015.

*	Refer to the Schedules of Investments for industry or category classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the company’s law of the Cayman Islands on February 2, 2011, and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Total Assets at
	Inception Date of SPC	February 29, 2016	February 29, 2016
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$1,694,653	9.43%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2015 (for the tax year ended December 31, 2014 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value	$—	$—	$—	$—	$—	$—
Large Capitalization Growth	—	—	—	—	—	—
Mid Capitalization	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	—	1,801,080	—	—	—	1,801,080
Health & Biotechnology	—	—	—	—	—	—
Technology & Communications	—	—	—	—	—	—
Energy & Basic Materials	—	292,003	—	6,544	—	298,547
Financial Services	546,115	582,779	38,144	—	—	1,167,038
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	—	—	—	—	450,749	450,749
James Alpha Global Real Estate Investments	—	—	—	—	—	—
James Alpha Multi Strategy Alternative Income	—	—	—	—	—	—
James Alpha Managed Risk Domestic Equity	—	—	—	—	—	—
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2013-2015 returns and expected to be taken in the Portfolios’ 2016 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended February 29,2016, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily - paid monthly	Annually
Municipal Bond	Daily - paid monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually
James Alpha Multi Strategy Alternative Income	Quarterly	Annually
James Alpha Managed Risk Domestic Equity	Annually	Annually
James Alpha Managed Risk Emerging Markets Equity	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the each Portfolio.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For the James Alpha Global Enhanced Real Return, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity management fees are payable to the Advisor monthly and are computed daily at the annual rates of 1.10%, 1.20%, 2.00%, 1.20% and 1.20%, respectively, of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of those Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the six months ended February 29, 2016, the Manager waived $5,513 for Energy & Basic Materials, $4,074 for Financial Services; $6,624 for Municipal Bond and $49,522 for U.S. Government Money Market; James Alpha Management or James Alpha Advisors waived $51,883, $42,450, $11,019, and $14,279, respectively for James Alpha Global Enhanced Real Return, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity; and Ascent Investment Advisors waived for Class C shares and Class I shares $300,914 for James Alpha Global Real Estate Investments.

(b) Gemini Fund Services, LLC (“GFS”), an affiliate of the Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for servicing in such capacity.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, James Alpha Advisors and

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

Ascent, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return, James Alpha Global Real Estate Investments, James Alpha Multi Strategy Alternative Income, James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, James Alpha Advisors and Ascent or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the six months ended February 29, 2016, the Distributor waived $6,362 in fees for the Investment Quality Bond Portfolio, $1,882 in fees for the Municipal Bond Portfolio and $6,937 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the six months ended February 29, 2016, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$12	$230
Large Capitalization Growth	3,287	2,001
Mid Capitalization	851	116
Small Capitalization	9	175
International Equity	10	144
Health & Biotechnology	412	77
Technology & Communications	651	34
Energy & Basic Materials	178	16
Financial Services	151	54
Investment Quality Bond	5	—
Municipal Bond	—	—
U.S. Government Money Market	—	—
James Alpha Global Enhanced Real Return	646	118
James Alpha Global Real Estate Investments	45,989	7,615
James Alpha Multi Strategy Alternative Income	545	114
James Alpha Managed Risk Domestic Equity	945	—
James Alpha Managed Risk Emerging Markets Equity	—	—

(d) The Trust and the Manager, the Trust and James Alpha Advisors on behalf of the James Alpha Global Enhanced Real Return, the James Alpha Multi Strategy Alternative Income, the James Alpha Managed Risk Domestic Equity and the James Alpha Managed Risk Emerging Markets Equity Portfolios, and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”).

In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and James Alpha Advisors and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at February 29, 2016, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25% and 1.25% for Class A, C and I shares, respectively, of James Alpha Global Enhanced Real Return; 1.99%, 2.67% and 1.49% for Class A, C and I shares, respectively, of James Alpha Global Real Estate Investments; 2.75%, 3.50% and 2.50% for Class A, C and I shares, respectively, of James Alpha Multi Strategy Alternative Income; 2.45%, 3.20% and 1.99% for Class A, C and I shares, respectively, of James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity. Under the terms of the Expense Agreement, expenses borne by the Manager, James Alpha Advisors or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with James Alpha Advisors and Ascent shall continue through December 31, 2016.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2016		8/31/2017		8/31/2018
Financial Services	43,133		15,626		11,484
Municipal Bond	13,073		10,268		13,082
U.S. Government Money Market	86,744		90,381		102,516
James Alpha Global Enhanced Real Return	234,861		246,983		109,273
James Alpha Global Real Estate Investments	8,284	*	235,873	**	475,732	**
James Alpha Multi Strategy Alternative Income	—		—		80,959
James Alpha Managed Risk Domestic Equity	—		—		6,314
James Alpha Managed Risk Emerging Markets Equity	—		—		7,013

*	The available waived expenses subject to potential recovery for Class I shares.

**	The available waived expenses subject to potential recovery for Class C and Class I Shares.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the six months ended February 29, 2016, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $11,260; Large Capitalization Growth, $907; Health & Biotechnology, $397; Technology & Communications, $3,734; Energy & Basic Materials, $398; and Financial Services, $41. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS

(a) For the six months ended February 29, 2016, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$9,269,050	$11,589,958
Large Capitalization Growth	46,980,500	45,665,460
Mid Capitalization	4,972,356	5,554,623
Small Capitalization	5,036,639	5,894,194
International Equity	4,477,743	5,141,914
Health & Biotechnology	2,243,938	4,658,690
Technology & Communications	13,074,999	16,277,934
Energy & Basic Materials	2,307,237	2,478,738
Financial Services	750,461	738,442
Investment Quality Bond	2,706,970	1,885,168
Municipal Bond	1,185,505	985,789
James Alpha Global Enhanced Real Return	970,783	3,162,889
James Alpha Global Real Estate Investments	197,761,957	205,974,897
James Alpha Multi Strategy Alternative Income	6,533,849	6,371,367
James Alpha Managed Risk Domestic Equity	2,809,853	246,997
James Alpha Managed Risk Emerging Markets Equity	2,001,514	567,057

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

(f) Short Sales – Certain portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

(g) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at February 29, 2016, were as follows:

			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha Global Enhanced Real Return
	Futures Contracts
		Commodity	Unrealized appreciation on futures	$21,400
			Unrealized depreciation on futures	(2,660)
		Equity	Unrealized depreciation on futures	(17,875)
		Foreign Exchange	Unrealized appreciation on futures	60,900
			Totals	$61,765
	Swap Contracts
		Interest Rate	Unrealized depreciation on swaps	$(22,569)
James Alpha Managed Risk Domestic Equity
	Put options purchased	Equity	Investments, at value	$88,032
	Put options written	Equity	Options written	(25,904)
	Call options written	Equity	Options written	(22,480)
			Totals	$39,648
James Alpha Managed Risk Emerging Market Equity
	Put options purchased	Equity	Investments, at value	$116,000
	Put options written	Equity	Options written	(41,150)
	Call options written	Equity	Options written	(29,500)
			Totals	$45,350

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

The effect of derivative instruments on the Statements of Operations for the six months ended February 29, 2016, were as follows:

Location of gain (loss) on	Realized and unrealized
Portfolio	Derivative Type	derivatives	Risk Type	gain (loss) on derivatives
James Alpha Global Enhanced Real Return
Options
Net realized loss from options purchased
Foreign Exchange	$(18,150)
Net change in unrealized appreciation on options purchased
Foreign Exchange	$11,850
Futures Contracts
Net realized gain (loss) from futures contracts
Commodity	$(51,325)
Equity	(19,049)
Foreign Exchange	(42,878)
Interest Rate	(240,250)
Totals	$(353,502)
Net change in unrealized appreciation (depreciation) on futures
Commodity	98,178
Equity	(62,993)
Foreign Exchange	60,900
Interest Rate	(20,741)
Totals	$75,344
Swaps Contracts
Net realized gain (loss) from swaps
Commodity	$11,494
Interest Rate	(29,590)
Totals	$(18,096)
Net change in unrealized appreciation (depreciation) on swaps
Commodity	$34,293
Interest Rate	22,886
Totals	$57,179
Forward Contracts
Net realized gain (loss) from foreign currency transactions
Foreign Exchange	$(13,187)
Net change in unrealized appreciation on foreign currency transactions
Foreign Exchange	22,961
Totals	$9,774
James Alpha Multi Strategy Alternative Income
Options
Net realized gain (loss) from options purchased
Equity	$(1,473)
Net realized gain from options written
Equity	$236
Totals	$(1,237)
James Alpha Managed Risk Domestic Equity
Options
Net realized gain (loss) from options purchased
Equity	$(35,018)
Net realized gain from options written
Equity	111,948
Totals	$76,930
Net change in unrealized appreciation on options purchased
Equity	(163,947)
Net change in unrealized appreciation on options written
Equity	115,347
Totals	$(48,600)
James Alpha Managed Risk Emerging Markets Equity
Options
Net realized gain (loss) from options purchased
Equity	$(189,408)
Net realized gain from options written
Equity	367,073
Totals	$177,665
Net change in unrealized appreciation on options purchased
Equity	(160,329)
Net change in unrealized appreciation on options written
Equity	127,358
Totals	$(32,971)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

The number of option contracts written and the premiums received by the fund during the six months ended February 29, 2016, were as follows:

James Alpha Multi Strategy
Alternative Income
Call Options
	Number of	Option
	Options	Premiums
Options outstanding beginning of year	—	$—
Options written	4	236
Options closed	—	—
Options exercised	—	—
Options expired	(4)	(236)
Options outstanding end of period	—	$—

	James Alpha Managed Risk Domestic Equity
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of year	222	$44,403	150	$15,056
Options written	2,967	404,628	2,502	286,359
Options closed	(2,861)	(388,824)	(1,215)	(195,367)
Options exercised	—	—	—	—
Options expired	—	—	(1,125)	(76,005)
Options outstanding end of period	328	$60,207	312	$30,043

	James Alpha Managed Risk Emerging Markets Equity
	Put Options		Call Options
	Number of	Option	Number of	Option
	Options	Premiums	Options	Premiums
Options outstanding beginning of year	1,435	$83,636	214	$9,744
Options written	15,077	560,697	10,860	298,925
Options closed	(10,557)	(455,268)	(2,850)	(87,464)
Options exercised	(1,650)	(60,425)	—	—
Options expired	(1,470)	(36,331)	(6,224)	(166,178)
Options outstanding end of period	2,835	$92,309	2,000	$55,027

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of February 29, 2016.

		Gross Amounts not offset in the
		(Consolidated) Statements of Assets and
		Liabilities
	Gross Amounts
	Recognized in
	(Consolidated)	Financial		Cash
	Statements of Assets and	Instruments		Collateral		Net Amount
	Liabilities	Pledged		Pledged		of Assets
Large Capitalization Value
Description of Liability Securities Loaned	$4,863,132	$4,863,132		$—		$—
Large Capitalization Growth
Description of Liability Securities Loaned	$5,418,456	$5,418,456		$—		$—
Mid Capitalization
Description of Liability Securities Loaned	$1,387,655	$1,387,655		$—		$—
Small Capitalization
Description of Liability Securities Loaned	$1,782,524	$1,782,524		$—		$—
Health & Biotechnology
Description of Liability Securities Loaned	$2,524,519	$2,524,519		$—		$—
Technology & Communications
Description of Liability Securities Loaned	$2,937,312	$2,937,312		$—		$—
Investment Quality Bond
Description of Liability Securities Loaned	$218,000	$218,000		$		$
James Alpha Global Enhanced Real Return
Description of Asset Unrealized appreciation on futures	$82,300	$(20,535)		$(61,765)		$—
Description of Liability Unrealized depreciation on futures	$20,535	$20,535	(1)	$—	(1)	$—
Unrealized depreciation on swaps	22,569	—		22,569	(1)	—
Total	$43,104	$20,535		$22,569		$—
James Alpha Multi Strategy Alternative Income
Description of Liability Securities Sold Short	$2,567,451	$2,567,451	(1)	$—		$—
James Alpha Managed Risk Domestic Equity
Description of Liability Options Written	$48,384	$48,384	(1)	$—		$—
James Alpha Managed Risk Emerging Markets Equity
Description of Liability Options Written	$70,650	$70,650	(1)	$—		$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
Large Capitalization Value
Issued	85,902	251,406	72	19,902	3,081	50,914
Redeemed	(144,161)	(427,495)	(1,809)	(4,785)	(6,218)	(36,756)
Reinvested from Dividends	21,826	—	152	—	1,667	—
Net Increase (Decrease) in Shares	(36,433)	(176,089)	(1,585)	15,117	(1,470)	14,158
Large Capitalization Growth
Issued	310,143	340,818	18,054	47,580	22,510	87,978
Redeemed	(297,201)	(252,374)	(11,409)	(86,371)	(19,243)	(53,422)
Reinvested from Dividends	121,324	49,932	7,708	2,955	21,409	7,265
Net Increase (Decrease) in Shares	134,266	138,376	14,353	(35,836)	24,676	41,821
Mid Capitalization
Issued	116,079	256,523	9,276	26,264	54,609	62,601
Redeemed	(147,632)	(315,943)	(12,678)	(40,472)	(26,260)	(21,242)
Reinvested from Dividends	45,983	143,763	12,317	36,487	5,657	8,252
Net Increase in Shares	14,430	84,343	8,915	22,279	34,006	49,611
Small Capitalization
Issued	67,233	192,783	137	989	2,828	52,571
Redeemed	(161,745)	(447,736)	(282)	(1,871)	(14,577)	(48,857)
Reinvested from Dividends	553,845	37,701	744	51	70,083	2,915
Net Increase (Decrease) in Shares	459,333	(217,252)	599	(831)	58,334	6,629
International Equity
Issued	49,363	177,670	130	6,264	1,231	30,047
Redeemed	(95,100)	(194,622)	(254)	(765)	(6,026)	(18,525)
Reinvested from Dividends	966	3,403	1	—	—	—
Net Increase (Decrease) in Shares	(44,771)	(13,549)	(123)	5,499	(4,795)	11,522
Health & Biotechnology
Issued	7,031	49,724	4,062	47,912	8,760	11,368
Redeemed	(43,925)	(69,196)	(52,159)	(32,152)	(5,006)	(13,085)
Reinvested from Dividends	35,757	31,120	26,242	21,438	10,323	7,868
Net Increase (Decrease) in Shares	(1,137)	11,648	(21,855)	37,198	14,077	6,151
Technology & Communications
Issued	36,419	261,771	14,549	96,587	15,928	58,435
Redeemed	(145,106)	(437,353)	(86,501)	(401,239)	(42,642)	(103,437)
Reinvested from Dividends	115,840	140,198	109,005	153,551	66,693	74,690
Net Increase (Decrease) in Shares	7,153	(35,384)	37,053	(151,101)	39,979	29,688
Energy & Basic Materials
Issued	11,258	46,913	2,041	8,675	633	13,324
Redeemed	(22,961)	(59,477)	(7,496)	(20,665)	(1,531)	(11,795)
Net Increase (Decrease) in Shares	(11,703)	(12,564)	(5,455)	(11,990)	(898)	1,529
Financial Services
Issued	13,222	58,656	2,396	1,297	571	12,374
Redeemed	(17,029)	(42,219)	(3,199)	(1,604)	(1,487)	(3,904)
Net Increase (Decrease) in Shares	(3,807)	16,437	(803)	(307)	(916)	8,470
Investment Quality Bond
Issued	131,835	317,310	64	10,470	4,031	25,713
Redeemed	(169,374)	(230,347)	(310)	(12,489)	(3,681)	(19,049)
Reinvested from Dividends	9,173	14,046	67	121	404	297
Net Increase (Decrease) in Shares	(28,366)	101,009	(179)	(1,898)	754	6,961
Municipal Bond
Issued	24,304	14,596	—	—	2,966	11,979
Redeemed	(8,732)	(28,309)	—	(3,850)	(10,486)	—
Reinvested from Dividends	1,340	1,112	—	—	348	124
Net Increase (Decrease) in Shares	16,912	(12,601)	—	(3,850)	(7,172)	12,103
U.S. Government Money Market
Issued	6,508,046	15,716,131	20,867	1,277,517	593,178	3,885,915
Redeemed	(5,883,016)	(13,931,151)	(33,673)	(1,246,130)	(816,872)	(2,522,237)
Reinvested from Dividends	664	1,071	10	35	61	89
Net Increase (Decrease) in Shares	625,694	1,786,051	(12,796)	31,422	(223,633)	1,363,767

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Six Months Ended	Year or Period Ended*	Six Months Ended	Year or Period Ended*	Six Months Ended	Year or Period Ended*
	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015	February 29, 2016	August 31, 2015
James Alpha Global Enhanced Real Return
Issued	313,631	639,183	29,164	34,824	24,566	71,186
Redeemed	(102,421)	(822,876)	(114,391)	(974,005)	(16,451)	(89,553)
Reinvested from Dividends	33,220	—	1,022	—	2,310	—
Net Decrease in Shares	244,430	(183,693)	(84,205)	(939,181)	10,425	(18,367)

James Alpha Global Real Estate Investments
Issued	2,995,421	8,664,065	774,413	2,312,603	372,035	1,368,969
Redeemed	(3,214,596)	(4,164,136)	(982,374)	(5,487,306)	(535,173)	(684,187)
Reinvested from Dividends	453,524	429,155	234,313	493,131	175,805	243,581
Net Increase (Decrease) in Shares	234,349	4,929,084	26,352	(2,681,572)	12,667	928,363

James Alpha Multi Strategy Alternative Income
Issued	31,069	1,572,173	7,577	4,606	10,887	19,285
Redeemed	(4,165)	(815)	—	(1,998)	(1,662)	(9)
Reinvested from Dividends	15,202	27,015	27	23	218	139
Net Increase in Shares	42,106	1,598,373	7,604	2,631	9,443	19,415

James Alpha Managed Risk Domestic Equity
Issued	241,056	354,950	41,555	10,518	15,693	1
Redeemed	(12,849)	(5,429)	(35)	—	(1,131)	—
Reinvested from Dividends	1,522	—	65	—	3	—
Net Increase in Shares	229,729	349,521	41,585	10,518	14,565	1

James Alpha Managed Risk Emerging Markets Equity
Issued	383,014	432,664	2,265	9,255	3,695	1
Redeemed	(25,218)	—	(55)	—	—	—
Reinvested from Dividends	2,077	—	152	—	9	—
Net Increase in Shares	359,873	432,664	2,362	9,255	3,704	1

*	James Multi Strategy Alternative Income Portfolio commenced operations on September 29, 2014. James Alpha Managed Risk Domestic Equity and James Alpha Managed Risk Emerging Markets Equity Portfolios commenced operations on July 31, 2015.

5.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At February 29, 2016, the following portfolios loaned securities and received cash collateral for the loan. This cash was invested in a combination of U.S. Government securities and repurchase agreements as shown in the Schedules of Investments.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$4,760,425	$4,863,132
Large Capitalization Growth	5,311,170	5,418,456
Mid Capitalization	1,352,658	1,387,655
Small Capitalization	1,743,383	1,782,524
Health & Biotechnology	2,474,534	2,524,519
Technology & Communications	2,878,325	2,937,312
Investment Quality Bond	213,053	218,000

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

At February 29, 2016, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.40%
Large Capitalization Growth	0.14%
Mid Capitalization	4.14%
Small Capitalization	11.37%
Health & Biotechnology	0.15%
Technology & Communications	0.74%
Investment Quality Bond	0.22%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2015, (for the period ended December 31, 2014, for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$—	$—	$—	$—
Large Capitalization Growth	54,761	—	1,744,725	1,799,486
Mid Capitalization	79,667	—	2,475,565	2,555,232
Small Capitalization	—	—	401,134	401,134
International Equity	35,074	—	—	35,074
Health & Biotechnology	—	—	1,973,223	1,973,223
Technology & Communications	866,987	—	5,571,943	6,438,930
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	82,956	—	67,610	150,566
Municipal Bond	35	5,771	6,648	12,454
U.S. Government Money Market	1,230	—	—	1,230
James Alpha Global Enhanced Real Return	—	—	—	—
James Alpha Global Real Estate Investments	29,864,045	—	1,095,863	30,959,908
James Alpha Multi Strategy Alternative Income	273,887	—	—	273,887
James Alpha Managed Risk Domestic Equity	—	—	—	—
James Alpha Managed Risk Emerging Markets Equity	—	—	—	—

The tax character of dividends paid during the period ended August 31, 2014, (for the period ended December 31, 2013, for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$64,409	$—	$—	$64,409
Large Capitalization Growth	69,999	—	941,008	1,011,007
Mid Capitalization	348,235	—	1,306,498	1,654,733
Small Capitalization	25,630	—	1,673,025	1,698,655
International Equity	159,426	—	—	159,426
Health & Biotechnology	—	—	1,101,985	1,101,985
Technology & Communications	—	—	2,791,461	2,791,461
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	82,761	—	55,165	137,926
Municipal Bond	38	9,107	31,110	40,255
U.S. Government Money Market	1,089	—	—	1,089
James Alpha Global Enhanced Real Return	370,279	—	—	370,279
James Alpha Global Real Estate Investments	20,311,392	—	175,128	20,486,520

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

Permanent book and tax differences, primarily attributable to net operating losses, reclassification of Fund distributions, foreign currency exchange gains (losses), return of capital on corporations, real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2015 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2014 reclassifications for permanent book and tax differences have been adjusted for August 31, 2015 activity) as follows:

		Undistributed Net	Accumulated Net Realized Gain
		Investment Income	(Loss) Investments and Foreign
Portfolio	Paid in Capital	(Loss)	Currency Transactions
Large Capitalization Value	$—	$(28,502)	$28,502
Large Capitalization Growth	—	(42,384)	42,384
Mid Capitalization	—	43,057	(43,057)
Small Capitalization	(37,261)	37,261	—
International Equity	—	1,758	(1,758)
Health & Biotechnology	—	111,253	(111,253)
Technology & Communications	—	221,244	(221,244)
Energy & Basic Materials	(56,149)	55,664	485
Financial Services	(22,347)	22,303	44
Investment Quality Bond	—	—	—
Municipal Bond	—	—	—
U.S. Government Money Market	(8)	8	—
James Alpha Global Enhanced Real Return	52,607	742,777	(795,384)
James Alpha Global Real Estate Investments	—	2,670,372	(2,670,372)
James Alpha Multi Strategy Alternative Income	—	84,087	(84,087)
James Alpha Managed Risk Domestic Equity	—	4,049	(4,049)
James Alpha Managed Risk Emerging Markets Equity	—	2,842	(2,842)

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2015 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2014 components of distributable earnings have been adjusted for August 31, 2015 activity), the components of distributable earnings on a tax basis were as follows:

							Total
	Undistributed		Post October Loss			Unrealized	Accumulated
	Ordinary	Undistributed Long-	and Late Year	Capital Loss	Other Book/Tax	Appreciation	Earnings
Portfolio	Income	Term Capital Gains	Loss	Carry Forwards	Differences	(Depreciation)	(Deficits)
Large Capitalization Value	$—	$505,647	$(3,376)	$—	$—	$(692,585)	$(190,314)
Large Capitalization Growth	—	508,110	—	—	—	7,947,714	8,455,824
Mid Capitalization	—	627,071	—	—	—	4,245,467	4,872,538
Small Capitalization	—	3,424,560	(32,359)	—	—	(604,753)	2,787,448
International Equity	9,283	—	(466,868)	(1,801,080)	—	(836,661)	(3,095,326)
Health & Biotechnology	—	2,217,774	(347)	—	—	8,358,196	10,575,623
Technology & Communications	—	4,654,147	(49,716)	—	—	11,611,842	16,216,273
Energy & Basic Materials	—	—	(397,172)	(298,547)	—	(485,439)	(1,181,158)
Financial Services	—	—	(15,379)	(1,167,038)	—	528,973	(653,444)
Investment Quality Bond	9,079	85,429	—	—	(956)	105,236	198,788
Municipal Bond	28	2,679	—	—	(28)	34,933	37,612
U.S. Government Money Market	—	—	—	—	(5)	—	(5)
James Alpha Global Enhanced Real Return	373,571	—	—	(450,749)	(651,725)	49,904	(678,999)
James Alpha Global Real Estate Investments	11,402,968	—	—	—	—	(64,070,137)	(52,667,169)
James Alpha Multi Strategy Alternative Income	82,050	5,769	—	—	(1,763)	(983,090)	(897,034)
James Alpha Managed Risk Domestic Equity	—	—	(20)	—	—	(126,181)	(126,201)
James Alpha Managed Risk Emerging Markets Equity	4,069	—	—	—	(7,200)	(95,974)	(99,105)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts, futures and swap contracts, passive foreign investment companies and adjustments for partnerships, real estate investment trusts and C Corporations. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Six Months Ended February 29, 2016 (Unaudited) (Continued)

Late year losses incurred after December 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Large Capitalization Value	$3,376
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	32,359
International Equity	—
Health & Biotechnology	347
Technology & Communications	49,716
Energy & Basic Materials	27,847
Financial Services	15,379
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
James Alpha Global Enhanced Real Return	—
James Alpha Global Real Estate Investments	—
James Alpha Multi Strategy Alternative Income	—
James Alpha Managed Risk Domestic Equity	20
James Alpha Managed Risk Emerging Markets Equity	—

Capital losses incurred after October 31, within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The International Equity Portfolio and the Energy & Basic Basic Materials Portfolio incurred and elected to defer such capital losses in the amount of $466,868 and $369,325 respectively.

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the James Alpha Global Enhanced Real Return Portfolio may be directly affected by the performance of the Milestone Treasury Obligations Fund. The Fund is a money market fund that seeds to provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity. The financial statements of the Milestone Treasury Obligations Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of February 29, 2016, the percentage of net assets invested in the Milestone Treasury Obligations Fund was 74.1%.

The performance of the James Alpha Managed Risk Domestic Equity Portfolio may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of February 29, 2016, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 100.6%.

The performance of the James Alpha Managed Risk Emerging Markets Equity Portfolio may be directly affected by the performance of the iShares MSCI Emerging Markets ETF. The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large and mid-capitalization emerging market equities. The financial statements of the iShares MSCI Emerging Markets ETF, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of February 29, 2016, the percentage of net assets invested in the iShares MSCI Emerging Markets ETF was 100.6%.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of February 29, 2016, Denis Nayden owns 91.91% of the James Alpha Multi Strategy Alternative Income Portfolio.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.70		$22.66	$16.71	$13.48	$12.02	$10.29
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.12		0.09	0.01	0.07	0.03	(0.05)
Net realized and unrealized gain (loss)	(2.91)		(1.05)	5.99	3.19	1.43	1.78
Total from investment operations	(2.79)		(0.96)	6.00	3.26	1.46	1.73
Dividends and Distributions:
Dividends from net investment income	—		—	(0.05)	(0.03)	—	—
Distributions from realized gains	(0.45)		—	—	—	—	—
Total dividends and distributions	(0.45)		—	(0.05)	(0.03)	—	—
Redemption Fees	—		— **	— **	—	— **	— **
Net Asset Value, End of Period	$18.46		$21.70	$22.66	$16.71	$13.48	$12.02
Total Return*	(13.03)%		(4.24)%	35.98%	24.18%	12.15%	16.81%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$18,975		$23,087	$28,099	$19,775	$17,837	$17,297
Ratio of gross operating expenses to average net assets (2)	1.23	% (4)	1.16%	1.21%	1.34%	1.56%	1.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.17	% (4)	0.41%	0.05%	0.45%	0.22%	(0.39)%
Portfolio Turnover Rate	42	% (5)	101%	104%	73%	66%	109%

	Large Cap Growth Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.21		$26.55	$22.08	$18.33	$18.26	$14.27
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.25		0.07	0.07	0.07	0.03	(0.14)
Net realized and unrealized gain (loss)	0.27		1.94	5.24	3.95	2.39	4.13
Total from investment operations	0.52		2.01	5.31	4.02	2.42	3.99
Dividends and Distributions:
Dividends from net investment income	—		(0.01)	(0.06)	—	—	—
Distributions from realized gains	(2.72)		(1.34)	(0.78)	(0.27)	(2.35)	—
Total dividends and distributions	(2.72)		(1.35)	(0.84)	(0.27)	(2.35)	—
Redemption Fees	—	**	— **	— **	— **	— **	— **
Net Asset Value, End of Period	$25.01		$27.21	$26.55	$22.08	$18.33	$18.26
Total Return*	1.38%		7.61%	24.38%	22.17%	14.97%	27.96%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$33,918		$33,247	$28,759	$22,386	$19,762	$22,202
Ratio of gross operating expenses to average net assets (3)	1.15	% (4)	1.16%	1.21%	1.34%	1.58%	1.52%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	1.82	% (4)	0.26%	0.26%	0.35%	0.19%	(0.74)%
Portfolio Turnover Rate	111	% (5)	27%	14%	21%	16%	163%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.23	% (4)	1.16%	1.12%	1.25%	1.45%	1.43%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.15	% (4)	1.16%	1.21%	1.34%	1.58%	1.50%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.00		$15.48	$13.64	$10.45	$9.54	$7.89
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)		(0.02)	(0.08)	—	—	(0.06)
Net realized and unrealized gain (loss)	(2.02)		0.65	3.41	3.19	0.91	1.71
Total from investment operations	(2.03)		0.63	3.33	3.19	0.91	1.65
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	(0.58)		(2.11)	(1.49)	—	—	—
Total dividends and distributions	(0.58)		(2.11)	(1.49)	—	—	—
Redemption Fees	—	**	— **	—	—	— **	— **
Net Asset Value, End of Period	$11.39		$14.00	$15.48	$13.64	$10.45	$9.54
Total Return*	(14.84)%		4.51%	25.76%	30.53%	9.54%	20.91%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$11,996		$14,541	$14,778	$11,601	$9,745	$9,827
Ratio of gross operating expenses to average net assets (2)	1.44	% (4)	1.40%	1.47%	1.63%	1.95%	1.84%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.16	)% (4)	(0.12)%	(0.54)%	(0.03)%	0.01%	(0.57)%
Portfolio Turnover Rate	29	% (5)	38%	57%	57%	60%	93%

	Small Cap Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.94		$10.09	$9.97	$8.30	$7.84	$6.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.00	) **	(0.03)	(0.03)	(0.01)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.71)		(0.82)	1.65	1.68	0.85	1.00
Total from investment operations	(0.71)		(0.85)	1.62	1.67	0.82	0.99
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	(3.27)		(0.30)	(1.50)	—	(0.36)	—
Total dividends and distributions	(3.27)		(0.30)	(1.50)	—	(0.36)	—
Redemption Fees	—		— **	—	—	— **	— **
Net Asset Value, End of Period	$4.96		$8.94	$10.09	$9.97	$8.30	$7.84
Total Return*	(11.48)%		(8.65)%	17.09%	20.12%	10.77%	14.45%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,435		$9,289	$12,667	$11,003	$10,151	$10,327
Ratio of gross operating expenses to average net assets (3)	1.46	% (4)	1.31%	1.35%	1.59%	1.72%	1.71%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.00	)% (4)	(0.30)%	(0.26)%	(0.16)%	(0.36)%	(0.07)%
Portfolio Turnover Rate	48	% (5)	117%	32%	50%	39%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.44	% (4)	1.40%	1.47%	1.63%	1.94%	1.83%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Small Cap Portfolio:

1.46	% (4)	1.31%	1.35%	1.59%	1.72%	1.71%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.58		$11.40		$10.44	$9.12	$10.04	$9.64
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—		—	**	0.03	0.04	0.11	0.12
Net realized and unrealized gain (loss)	(1.16)		(1.77)		1.18	1.41	(0.89)	0.38
Total from investment operations	(1.16)		(1.77)		1.21	1.45	(0.78)	0.50
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.05)		(0.25)	(0.13)	(0.14)	(0.10)
Distributions from realized gains	—		—		—	—	—	—
Total dividends and distributions	(0.01)		(0.05)		(0.25)	(0.13)	(0.14)	(0.10)
Redemption Fees	—	**	—	**	—	— **	— **	— **
Net Asset Value, End of Period	$8.41		$9.58		$11.40	$10.44	$9.12	$10.04
Total Return*	(12.08)%		(15.56)%		11.62%	15.93%	(7.67)%	5.05%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,369		$6,545		$7,939	$6,659	$6,079	$7,126
Ratio of gross operating expenses to average net assets (2)	2.45	% (4)	2.28	% (3)	2.31%	3.09%	2.70%	2.63%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.09	)% (4)	0.02%		0.28%	0.40%	1.22%	1.04%
Portfolio Turnover Rate	72	% (5)	126%		125%	122%	50%	43%

	Health & Biotechnology Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$32.56		$31.66		$26.15	$20.85	$18.91	$15.02
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)		(0.01)		(0.04)	(0.03)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	(1.24)		3.63		7.13	5.33	1.98	3.97
Total from investment operations	(1.25)		3.62		7.09	5.30	1.94	3.89
Dividends and Distributions:
Dividends from net investment income	—		—		—	—	—	—
Distributions from realized gains	(3.05)		(2.72)		(1.58)	—	—	—
Total dividends and distributions	(3.05)		(2.72)		(1.58)	—	—	—
Redemption Fees	—		—	**	— **	—	— **	— **
Net Asset Value, End of Period	$28.26		$32.56		$31.66	$26.15	$20.85	$18.91
Total Return*	(4.39)%		11.66%		27.98%	25.42%	10.26%	25.90%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$11,148		$12,878		$12,155	$9,593	$8,929	$8,460
Ratio of gross operating expenses to average net assets (4)	1.84	% (4)	1.81%		1.98%	2.21%	2.27%	2.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.09	)% (4)	(0.04)%		(0.15)%	(0.13)%	(0.18)%	(0.42)%
Portfolio Turnover Rate	10	% (5)	15%		14%	6%	18%	8%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the International Equity Portfolio:

2.45	% (4)	2.44%	2.31%	2.90%	2.69%	2.61%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.28% for the year ending August 31, 2015.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

1.84	% (4)	1.81%	1.97%	2.20%	2.26%	2.32%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.16		$19.15		$16.35	$14.46	$13.05	$10.66
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.00	)**	(0.05)		(0.11)	(0.06)	(0.15)	(0.27)
Net realized and unrealized gain (loss)	0.28		0.59		3.79	2.05	2.16	2.66
Total from investment operations	0.28		0.54		3.68	1.99	2.01	2.39
Dividends and Distributions:
Dividends from net investment income	—		—		—	—	—	—
Distributions from realized gains	(1.90)		(2.53)		(0.88)	(0.10)	(0.60)	—
Total dividends and distributions	(1.90)		(2.53)		(0.88)	(0.10)	(0.60)	—
Redemption Fees	—	**	—	**	— **	— **	— **	—	**
Net Asset Value, End of Period	$15.54		$17.16		$19.15	$16.35	$14.46	$13.05
Total Return*	1.22%		2.69%		23.04%	13.83%	16.32%	22.42%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$17,378		$19,073		$21,961	$24,510	$28,525	$33,009
Ratio of gross operating expenses to average net assets (2)	1.80	% (6)	1.80%		1.87%	1.94%	2.20%	2.26	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.02	)% (6)	(0.31)%		(0.63)%	(0.38)%	(1.07)%	(1.81)%
Portfolio Turnover Rate	34	% (7)	31%		25%	33%	25%	603%

	Energy & Basic Materials Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,		August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.86		$18.48		$15.83	$13.71	$14.62	$11.31
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)		(0.14)		(0.21)	(0.14)	(0.09)	(0.27)
Net realized and unrealized gain (loss)	(2.19)		(6.48)		2.86	2.26	(0.82)	3.58
Total from investment operations	(2.25)		(6.62)		2.65	2.12	(0.91)	3.31
Dividends and Distributions:
Dividends from net investment income	—		—		—	—	—	—
Distributions from realized gains	—		—		—	—	—	—
Total dividends and distributions	—		—		—	—	—	—
Redemption Fees	—		—		— **	—	— **	—	**
Net Asset Value, End of Period	$9.61		$11.86		$18.48	$15.83	$13.71	$14.62
Total Return*	(18.97)%		(35.82)%		16.74%	15.46%	(6.22)%	29.27%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,571		$2,078		$3,470	$2,790	$2,958	$3,620
Ratio of gross operating expenses to average net assets (4)	3.45	% (6)	2.86	% (5)	2.64%	3.03%	2.84%	2.69	% (5)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.05	)% (6)	(0.94)%		(1.17)%	(0.93)%	(0.54)%	(1.72)%
Portfolio Turnover Rate	95	% (7)	129%		114%	30%	46%	56%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Technology & Communications Portfolio:

1.80	% (6)	1.80%	1.86%	1.92%	2.18%	2.26%

(3)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.18% for the year ending August 31, 2011.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.00	% (6)	2.90%	2.63%	3.00%	2.83%	2.68%

(5)	During the years ended August 31, 2015 and August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture were 2.86% for the year ending August 31, 2015 and 2.55% for the year ending August 31, 2011.

(6)	Annualized for periods less than one year.

(7)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.63		$8.92	$7.65	$6.17	$5.63	$5.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.04)		(0.11)	(0.10)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	(0.94)		(0.18)	1.37	1.54	0.58	0.11
Total from investment operations	(0.98)		(0.29)	1.27	1.48	0.54	0.02
Dividends and Distributions:
Dividends from net investment income	—		—	—	—	—	—
Distributions from realized gains	—		—	—	—	—	—
Total dividends and distributions	—		—	—	—	—	—
Redemption Fees	—	**	—	—	—	— **	— **
Net Asset Value, End of Period	$7.65		$8.63	$8.92	$7.65	$6.17	$5.63
Total Return*	(11.36)%		(3.25)%	16.60%	23.99%	9.59%	0.36%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,537		$1,765	$1,677	$1,397	$1,301	$1,284
Ratio of gross operating expenses to average net assets (2)	3.42	% (4)	3.60%	3.89%	5.70%	4.05%	4.19%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.01	)% (4)	(1.21)%	(1.15)%	(0.89)%	(0.65)%	(1.45)%
Portfolio Turnover Rate	39	% (5)	20%	18%	19%	33%	56%

	Investment Quality Bond Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2016		August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.64		$9.82	$9.79	$10.22	$10.24	$10.52
Income (Loss) from Investment Operations:
Net investment income (1)	0.01		0.09	0.10	0.13	0.18	0.27
Net realized and unrealized gain (loss)	0.07		(0.11)	0.10	(0.29)	0.14	(0.10)
Total from investment operations	0.08		(0.02)	0.20	(0.16)	0.32	0.17
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.09)	(0.10)	(0.13)	(0.18)	(0.27)
Distributions from realized gains	(0.09)		(0.07)	(0.07)	(0.14)	(0.16)	(0.18)
Total dividends and distributions	(0.10)		(0.16)	(0.17)	(0.27)	(0.34)	(0.45)
Redemption Fees	—		—	—	—	— **	— **
Net Asset Value, End of Period	$9.62		$9.64	$9.82	$9.79	$10.22	$10.24
Total Return*	0.90%		(0.19)%	2.10%	(1.62)%	3.19%	1.64%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$8,837		$9,134	$8,309	$7,417	$9,235	$10,052
Ratio of gross operating expenses to average net assets (3)	1.30	% (4)	1.31%	1.36%	1.48%	1.56%	1.52%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.31	% (4)	0.92%	1.06%	1.25%	1.75%	2.58%
Portfolio Turnover Rate	28	% (5)	68%	42%	24%	43%	26%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Financial Services Portfolio:

3.00	% (4)	3.00%	3.00%	3.00%	2.99%	2.99%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.20	% (4)	1.31%	1.36%	1.48%	1.56%	1.52%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2016		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$9.67		$9.80		$9.80		$10.18		$9.94		$10.06
Income (Loss) from Investment Operations:
Net investment income (1)	0.01		0.06		0.08		0.09		0.08		0.12
Net realized and unrealized gain (loss)	0.13		(0.08)		0.23		(0.37)		0.24		(0.11)
Total from investment operations	0.14		(0.02)		0.31		(0.28)		0.32		0.01
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.06)		(0.08)		(0.10)		(0.08)		(0.13)
Distributions from realized gains	(0.14)		(0.05)		(0.23)		—		—		—
Total dividends and distributions	(0.15)		(0.11)		(0.31)		(0.10)		(0.08)		(0.13)
Redemption Fees	—		—		—		—		—	**	—	**
Net Asset Value, End of Period	$9.66		$9.67		$9.80		$9.80		$10.18		$9.94
Total Return*	1.47%		(0.21)%		3.21%		(2.82)%		3.23%		0.08%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,066		$904		$1,039		$1,096		$3,384		$3,585
Ratio of gross operating expenses to average net assets (2)	3.00	% (4)	3.00%		2.67%		2.29%		2.07%		1.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.17	% (4)	0.58%		0.81%		0.91%		0.80%		1.25%
Portfolio Turnover Rate	96	% (5)	0%		21%		0%		13%		31%

	U.S. Government Money Market Portfolio - Class I Shares
	Six Months
	Ended
	February 29,		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	2016		August 31,		August 31,		August 31,		August 31,		August 31,
	(Unaudited)		2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	—	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	—	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.00%		0.01%		0.01%		0.01%		0.00%		0.01%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$13,489		$12,863		$11,077		$10,496		$11,619		$15,061
Ratio of gross operating expenses to average net assets (3)	0.86	% (4)	0.98%		0.93%		0.99%		1.08%		0.99%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01	% (4)	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A	(5)	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.82	% (4)	1.90%	1.89%	1.89%	1.90%	1.60%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursment or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.15	% (4)	0.06%	0.05%	0.12%	0.12%	0.14%

(4)	Annualized for periods less than one year.

(5)	Not annualized.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class I Shares (Consolidated)
	Six Months
	Ended							February 1,
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended		2011 (1) to
	2016		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$10.24		$9.85	$10.21	$10.45	$10.28		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.04)		(0.04)	(0.05)	0.08	0.10		0.09
Net realized and unrealized gain (loss)	(0.14)		0.43	(0.19)	(0.12)	0.12		0.19
Total from investment operations	(0.18)		0.39	(0.24)	(0.04)	0.22		0.28
Dividends and Distributions:
Dividends from net investment income	(0.23)		—	(0.07)	(0.14)	(0.05)		—
Distributions from realized gains	—		—	(0.05)	(0.06)	—		—
Total dividends and distributions	(0.23)		—	(0.12)	(0.20)	(0.05)		—
Redemption Fees	—	**	— **	— **	— **	—	**	—	**
Net Asset Value, End of Period	$9.83		$10.24	$9.85	$10.21	$10.45		$10.28
Total Return*	(1.81)%		3.96%	(2.37)%	(0.44)%	2.11%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$14,944		$13,064	$14,381	$15,747	$6,541		$6,105
Ratio of gross operating expenses to average net assets	1.85	% (3)	1.98%	1.97%	2.06%	2.43%		3.62	% (3)
Ratio of net operating expenses to average net assets	1.25	% (3)	1.25%	1.25%	1.25%	1.25%		1.25	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.72	)% (3)	(0.42)%	(0.50)%	0.72%	0.93%		1.58	% (3)
Portfolio Turnover Rate	17	% (5)	118%	260%	579%	373%		105	% (5)

	James Alpha Global Real Estate Investments Portfolio - Class I Shares
	Six Months
	Ended							August 1,
	February 29,		Year Ended	Year Ended	Year Ended	Year Ended		2011 (1) to
	2016		August 31,	August 31,	August 31,	August 31,		August 31,
	(Unaudited)		2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$19.10		$21.73	$20.65	$21.85	$19.11		$20.72
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.44		0.48	0.45	0.81	1.35		0.03
Net realized and unrealized gain (loss)	(0.62)		(1.05)	3.12	0.57 (6)	2.42		(1.64)
Total from investment operations	(0.18)		(0.57)	3.57	1.38	3.77		(1.61)
Dividends and Distributions:
Dividends from net investment income	(0.43)		(0.43)	(1.11)	(1.22)	(0.25)		—
Distributions from realized gains	(0.74)		(1.63)	(1.38)	(1.36)	(0.78)		—
Total dividends and distributions	(1.17)		(2.06)	(2.49)	(2.58)	(1.03)		—
Redemption Fees	—	**	— **	— **	— **	—	**	—	**
Net Asset Value, End of Period	$17.75		$19.10	$21.73	$20.65	$21.85		$19.11
Total Return*	(1.20)%		(2.93)%	18.58%	6.00%	23.60%		(7.77)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$193,580		$203,901	$124,828	$26,362	$1,172		$1
Ratio of gross operating expenses to average net assets	1.75	% (3)	1.73%	1.78%	1.87%	2.50	% (4)	4.33	% (3)
Ratio of net operating expenses to average net assets	1.49	% (3)	1.49%	1.49%	1.80%	2.50%		2.50	% (3)
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	4.79	% (3)	2.32%	2.12%	3.51%	6.42%		4.00	% (3)
Portfolio Turnover Rate	54	% (5)	194%	219%	208%	519%		284	% (5)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.50%.

(5)	Not annualized

(6)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Multi Strategy Alternative Income Portfolio - Class I Shares
	Six Months
	Ended	September 29,
	February 29,	2014 (1) to
	2016	August 31,
	(Unaudited)	2015
Net Asset Value, Beginning of Period	$9.44	$10.00
Income from Investment Operations:
Net investment income (2)	0.05	0.01
Net realized and unrealized (loss)	(1.26)	(0.39)
Total from investment operations	(1.21)	(0.38)
Dividends and Distributions:
Dividends from net investment income	—	—
Distributions from realized gains	(0.08)	(0.18)
Total dividends and distributions	(0.08)	(0.18)
Redemption Fees	—	—
Net Asset Value, End of Period	$8.15	$9.44
Total Return *	(12.85)%	(3.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$13,378	$15,090
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,4)	3.74%	3.46%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,5)	3.15%	2.88%
Ratio of net investment income (including dividend and interest expense) to average net assets (3)	1.15%	0.11%
Portfolio Turnover Rate (9)	44%	135%

	James Alpha Managed Risk Domestic Equity Portfolio - Class I Shares
	Six Months
	Ended	July 31,
	February 29,	2015 (1) to
	2016	August 31,
	(Unaudited)	2015
Net Asset Value, Beginning of Period	$9.58	$10.00
Income from Investment Operations:
Net investment income (2)	0.01	(0.02)
Net realized and unrealized (loss)	(0.10)	(0.40)
Total from investment operations	(0.09)	(0.42)
Dividends and Distributions:
Dividends from net investment income	(0.04)	—
Distributions from realized gains	—	—
Total dividends and distributions	(0.04)	—
Redemption Fees	— **	— **
Net Asset Value, End of Period	$9.45	$9.58
Total Return *	(1.07)%	(4.20)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,471	$3,349
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,6,10)	2.44%	5.20%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,7,10)	2.03%	2.01%
Ratio of net investment income (including dividend and interest expense) to average net assets (3,10)	0.26%	(2.01)%
Portfolio Turnover Rate (9)	4%	0%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	3.09%	3.08%

(5)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Multi Strategy Alternative Income Portfolio:	2.50%	2.50%

(6)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	2.40%	5.18%

(7)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses) for the James Alpha Managed Risk Domestic Equity Portfolio:	1.99%	1.99%

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(9)	Not annualized

(10)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Managed Risk Emerging Markets Equity Portfolio - Class I Shares
	Six Months
	Ended	July 31,
	February 29,	2015 (1) to
	2016	August 31,
	(Unaudited)	2015
Net Asset Value, Beginning of Period	$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	0.04	(0.02)
Net realized and unrealized gain	(0.78)	(0.57)
Total from investment operations	(0.74)	(0.59)
Dividends and Distributions:
Dividends from net investment income	(0.08)	—
Distributions from realized gains	(0.06)	—
Total dividends and distributions	(0.14)	—
Redemption Fees	— **	—
Net Asset Value, End of Period	$8.53	$9.41
Total Return *	(8.00)%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$6,762	$4,071
Ratio of gross operating expenses (including dividend and interest expense) to average net assets (3,5,7)	2.61%	6.98%
Ratio of net operating expenses (including dividend and interest expense) to average net assets (3,6,7)	2.07%	2.00%
Ratio of net investment loss (including dividend and interest expense) to average net assets (3,7)	0.89%	(2.00)%
Portfolio Turnover Rate (4)	74%	0%

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Not annualized

(5)	Ratio of gross expenses to average net assets (excluding dividend and interest expenses)	2.53%	6.97%

(6)	Ratio of net operating expenses to average net assets (excluding dividend and interest expenses)	1.99%	1.99%

(7)	Does not include the expenses of exchange traded funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from September 1, 2015, through February 29, 2016.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 9/1/2015	Value - 2/29/2016	9/1/2015 - 2/29/2016*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$869.70	$5.70	1.23%
Large Capitalization Value – Class A	1,000.00	868.20	7.55	1.63%
Large Capitalization Value – Class C	1,000.00	865.30	10.33	2.23%
Large Capitalization Growth – Class I	1,000.00	1,013.80	5.76	1.15%
Large Capitalization Growth – Class A	1,000.00	1,011.70	7.76	1.55%
Large Capitalization Growth – Class C	1,000.00	1,009.00	10.74	2.15%
Mid Capitalization – Class I	1,000.00	851.60	6.63	1.44%
Mid Capitalization – Class A	1,000.00	850.10	8.47	1.84%
Mid Capitalization – Class C	1,000.00	847.50	11.22	2.44%
Small Capitalization – Class I	1,000.00	885.20	6.85	1.46%
Small Capitalization – Class A	1,000.00	883.40	8.76	1.87%
Small Capitalization – Class C	1,000.00	879.70	11.55	2.47%
International Equity – Class I	1,000.00	879.20	11.45	2.45%
International Equity – Class A	1,000.00	877.30	13.32	2.85%
International Equity – Class C	1,000.00	874.40	16.05	3.44%
Health & Biotechnology – Class I	1,000.00	956.10	8.96	1.84%
Health & Biotechnology – Class A	1,000.00	954.30	10.90	2.24%
Health & Biotechnology – Class C	1,000.00	951.70	13.81	2.85%
Technology & Communications – Class I	1,000.00	2,220.00	14.45	1.80%
Technology & Communications – Class A	1,000.00	1,009.80	11.03	2.21%
Technology & Communications – Class C	1,000.00	1,006.80	14.01	2.81%
Energy & Basic Materials – Class I	1,000.00	810.30	13.50	3.00%
Energy & Basic Materials – Class A	1,000.00	808.70	15.29	3.40%
Energy & Basic Materials – Class C	1,000.00	806.30	17.96	4.00%
Financial Services – Class I	1,000.00	886.40	14.07	3.00%
Financial Services – Class A	1,000.00	884.80	15.93	3.40%
Financial Services – Class C	1,000.00	882.50	18.72	4.00%
Investment Quality Bond – Class I	1,000.00	1,009.00	6.00	1.20%
Investment Quality Bond – Class A	1,000.00	1,008.10	6.93	1.39%
Investment Quality Bond – Class C	1,000.00	1,007.00	6.86	1.38%
Municipal Bond – Class I	1,000.00	1,014.70	9.52	1.90%
Municipal Bond – Class A	1,000.00	1,014.40	11.52	2.30%
Municipal Bond – Class C	1,000.00	1,014.40	14.52	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.76	0.15%
U.S. Government Money Market – Class A	1,000.00	1,000.00	0.76	0.15%
U.S. Government Money Market – Class C	1,000.00	1,000.00	0.78	0.16%
James Alpha Global Enhanced Real Return - Class A	1,000.00	981.10	7.39	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	977.00	11.06	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	981.90	6.16	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	984.80	9.82	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	982.10	13.16	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	988.00	7.36	1.49%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	870.30	12.79	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	868.40	16.26	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	871.50	11.63	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	987.50	12.11	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	983.00	15.78	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	989.30	9.84	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	918.00	11.68	2.45%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	914.80	15.23	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	920.00	9.50	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 9/1/2015	Value - 2/29/2016	9/1/2015 - 2/29/2016*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.77	$6.16	1.23%
Large Capitalization Value – Class A	1,000.00	1,016.78	8.16	1.63%
Large Capitalization Value – Class C	1,000.00	1,013.79	11.15	2.23%
Large Capitalization Growth – Class I	1,000.00	1,019.15	5.77	1.15%
Large Capitalization Growth – Class A	1,000.00	1,017.15	7.78	1.55%
Large Capitalization Growth – Class C	1,000.00	1,014.17	10.77	2.15%
Mid Capitalization – Class I	1,000.00	1,017.70	7.23	1.44%
Mid Capitalization – Class A	1,000.00	1,015.71	9.23	1.84%
Mid Capitalization – Class C	1,000.00	1,012.72	12.22	2.44%
Small Capitalization – Class I	1,000.00	1,017.60	7.33	1.46%
Small Capitalization – Class A	1,000.00	1,015.57	9.37	1.87%
Small Capitalization – Class C	1,000.00	1,012.58	12.36	2.47%
International Equity – Class I	1,000.00	1,012.68	12.26	2.45%
International Equity – Class A	1,000.00	1,010.68	14.26	2.85%
International Equity – Class C	1,000.00	1,007.74	17.19	3.44%
Health & Biotechnology – Class I	1,000.00	1,015.70	9.24	1.84%
Health & Biotechnology – Class A	1,000.00	1,013.71	11.23	2.24%
Health & Biotechnology – Class C	1,000.00	1,010.72	14.22	2.85%
Technology & Communications – Class I	1,000.00	1,015.89	9.05	1.80%
Technology & Communications – Class A	1,000.00	1,013.89	11.05	2.21%
Technology & Communications – Class C	1,000.00	1,010.90	14.04	2.81%
Energy & Basic Materials – Class I	1,000.00	1,009.95	14.99	3.00%
Energy & Basic Materials – Class A	1,000.00	1,007.96	16.97	3.40%
Energy & Basic Materials – Class C	1,000.00	1,004.97	19.94	4.00%
Financial Services – Class I	1,000.00	1,009.95	14.99	3.00%
Financial Services – Class A	1,000.00	1,007.96	16.97	3.40%
Financial Services – Class C	1,000.00	1,004.97	19.94	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.89	6.03	1.20%
Investment Quality Bond – Class A	1,000.00	1,017.96	6.96	1.39%
Investment Quality Bond – Class C	1,000.00	1,018.02	6.90	1.38%
Municipal Bond – Class I	1,000.00	1,015.42	9.52	1.90%
Municipal Bond – Class A	1,000.00	1,013.43	11.51	2.30%
Municipal Bond – Class C	1,000.00	1,010.44	14.50	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.10	0.77	0.15%
U.S. Government Money Market – Class A	1,000.00	1,024.10	0.77	0.15%
U.S. Government Money Market – Class C	1,000.00	1,024.08	0.79	0.16%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.40	7.52	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,013.67	11.27	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.65	6.27	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,014.97	9.97	1.99%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.59	13.35	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.45	7.47	1.49%
James Alpha Multi Strategy Alternative Income - Class A	1,000.00	1,011.19	7.45	2.75%
James Alpha Multi Strategy Alternative Income - Class C	1,000.00	1,007.46	7.44	3.50%
James Alpha Multi Strategy Alternative Income - Class I	1,000.00	1,012.43	7.46	2.50%
James Alpha Managed Risk Domestic Equity - Class A	1,000.00	1,012.68	7.46	2.45%
James Alpha Managed Risk Domestic Equity - Class C	1,000.00	1,008.95	7.44	3.20%
James Alpha Managed Risk Domestic Equity - Class I	1,000.00	1,014.97	7.46	1.99%
James Alpha Managed Risk Emerging Markets Equity - Class A	1,000.00	1,012.68	7.46	2.45%
James Alpha Managed Risk Emerging Markets Equity - Class C	1,000.00	1,008.95	7.44	3.20%
James Alpha Managed Risk Emerging Markets Equity - Class I	1,000.00	1,014.97	7.46	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the days in reporting period).

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board of Trustees (the “Board”) Meeting of July 30, 2015

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering approval of (i) the new investment advisory agreement between Saratoga Capital Management, LLC (“SCM” or “Saratoga”), on behalf of the Investment Quality Bond Portfolio (“Investment Quality Bond”) and Sunnymeath Asset Management, Inc.; (ii) the new investment advisory agreement between SCM, on behalf of the Municipal Bond Portfolio (“Municipal Bond”) and 16th Amendment Advisors LLC; and the new investment advisory agreement between SCM, on behalf of the Small Capitalization Portfolio (“Small Capitalization”) and Zacks Investment Management, Inc. (each an “Adviser and collectively, the “Advisers”). The Independent Trustees discussed the information provided by each of the proposed Advisers in response to the Independent Trustees 15 (c) request, including background information respecting each of the Advisers. The Independent Trustees considered the nature, scope and quality of services proposed to be performed by the Advisers. The Independent Trustees noted that the proposed Advisory fees with respect to each Portfolio were identical to the fees being paid to the current Adviser to each of the Portfolios. The Independent Trustees also evaluated the reasonableness of the fee split between Saratoga and each Adviser. In this regard they considered the nature, scope and quality of the services provided by SCM, including (i) ongoing monitoring of Portfolio performance, (ii) supervision of outside service providers, (iii) research of potential investment advisers to present to the Independent Trustees for their consideration, and (iv) responding to questions from brokers and investment advisers.

The Independent Trustees concluded, based upon the foregoing and all other factors they deemed relevant, that the proposed fee rates are reasonable.

Based on the foregoing, the Independent Trustees determined that approval of the proposed Advisory Agreements with Sunnymeath, 16th Amendment and Zacks are in the best interests of each respective Portfolio and its shareholders.

Board of Trustees (the “Board”) Meeting of October 29, 2015

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering the proposals to approve Smith Group Asset Management LP (“Smith”) as Adviser for the Large Cap Growth Portfolio, Financial Services Portfolio and the Energy & Basic Materials Portfolio, in each case to replace Loomis Sayles & Company, L.P. The Independent Trustees discussed the information provided by Smith in response to the Independent Trustees 15 (c) request, including background information. The Independent Trustees considered the nature, scope and quality of services proposed to be performed by Smith for each respective Portfolio. The Independent Trustees noted that the proposed Advisory fees with respect to each Portfolio were identical to the fees currently being paid to Loomis Sayles. The Independent Trustees also evaluated the reasonableness of the fee split between Saratoga and Smith. In this regard they considered the nature, scope and quality of the services provided by Saratoga, including (i) ongoing monitoring of Portfolio performance, (ii) supervision of outside service providers, (iii) research of potential investment advisers to present to the Independent Trustees for their consideration, and (iv) responding to questions from brokers and investment advisers.

The Independent Trustees concluded, based upon the foregoing and all other factors they deemed relevant, that the proposed fee rates are reasonable.

Based on the foregoing, the Independent Trustees determined that approval of the proposed Advisory Agreements with Smith is in the best interests of each respective Portfolio and its shareholders.

The Independent Trustees next considered the proposal for James Alpha Advisers, LLC (“James Alpha” or “JA”) to replace Armored Wolf, LLC (“Armored Wolf”) as investment manager to the James Alpha Global Enhanced Real Return Portfolio. It was noted that Armored Wolf has announced that its money management business will be closing in the coming months and that the current portfolio manager, John Brynjolfsson, will continue to manage the Real Return Portfolio as an employee of James Alpha.

The Independent Trustees evaluated the nature, scope and quality of the services to be provided by James Alpha. They noted that under the new Investment Management Agreement (the “New Agreement”) James Alpha would provide substantially the same investment management services that Armored Wolf performed, under the previous agreement (the “Previous Agreement’). The Independent Trustees noted that they previously received information from James Alpha and Armored Wolf in connection with their 15(c) review in April 2015. As a result, they are familiar with James Alpha and with the current portfolio manager of the Real Return Portfolio who will continue to serve in such capacity as an employee of James Alpha. The Independent Trustees noted that the proposed fee payable under the Investment Management Agreement is identical to the fee currently being paid to Armored Wolf and that at their April 2015 15(c) meeting the Independent Trustees received and evaluated comparative performance and comparative fee data for the Portfolio, as well as other factors such as profitability and economies of scale.

Nature, Quality and Scope of Services

The Trustees evaluated the nature, quality and scope of services to be provided by James Alpha. In reviewing the nature, quality and scope of services, the Board considered that the New Agreement will be substantially similar to the Previous Agreement. The Board also considered that the same portfolio manager who currently manages the Portfolio, John Brynjolfsson, is expected to do so as an employee of JA, together with his colleague, Tim Alford. The Board also noted that the New Agreement is not expected to result in any change in the structure or operations of the Portfolio. The Board also noted that JA has the capabilities, resources and personnel necessary to provide the investment management services currently provided to the Portfolio. Based on their considerations of the foregoing information, the Board concluded that the overall quality and scope of services to be provided were satisfactory.

Comparative Performance

The performance of the Portfolio was compared to a benchmark. Performance was compared over various time periods with an emphasis on longer term performance. The Trustees noted that under the Previous Agreement, Armored Wolf was appointed in February 2011 and since March 1, 2011 through February 28, 2013, the Portfolio had outperformed its benchmark, however, the Portfolio underperformed its benchmark for the two years ended February 28, 2015. The Trustees considered that under the New Agreement the same portfolio manager who currently manages the Portfolio, John Brynjolfsson, is expected to do so as an employee of JA, together with his colleague, Tim Alford. The Trustees evaluated the reasons for the underperformance and concluded that the performance of the Portfolio was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for the Portfolio and noted the following: the fee rate for the Portfolio was higher than the average of comparable funds. The Trustees noted that the Portfolio was considerably smaller than many of the funds in the comparison group and considered, with respect to the Portfolio, the adverse impact of the relatively small size of the Portfolio on the expected costs and profitability of JA. The Trustees also noted that an expense cap is in effect pursuant to the New Expense Limitation Agreement for the Portfolio through December 31, 2016, with the same terms and expense limitations previously in effect with Armored Wolf. The Trustees evaluated the impact of the expense cap on the net fees to be received by JA. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to the Portfolio is not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that, at its current size, the Portfolio does not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees noted that the provision of services under the Previous Agreement had resulted in a loss to Armored Wolf. The Trustees considered the financial viability of JA and its ability to continue to provide high quality services and concluded that JA is capable of and committed to providing high quality services. The Board further noted that JA has entered into the New Expense Limitation Agreement, which is substantially similar to the Previous Expense Limitation Agreement, whereby JA would reimburse expenses and/or waive fees in the same amounts as provided for under the Previous Expense Limitation Agreement through December 31, 2016.

Other Benefits

The Trustees considered the benefits to be obtained by JA from its relationship with the Trust. They noted, in this regard, that JA has soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by JA may enhance the ability of JA to provide quality services to the Portfolio.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, such as the New Expense Limitation Agreement, the Independent Trustees determined that the approval of the New Agreement for the Portfolio is in the best interests of the Portfolio and its Shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the year ended June 30, 2015 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of February 29, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/9/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 5/9/16

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 5/9/16

* Print the name and title of each signing officer under his or her signature.